UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08817

Voya Equity Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
May 31, 2022
Classes A, C, I, P, P3, R, R6 and W
■
Voya Large-Cap Growth Fund

■
Voya Large Cap Value Fund

■
Voya MidCap Opportunities Fund

■
Voya Multi-Manager Mid Cap Value Fund

■
Voya SmallCap Opportunities Fund

■
Voya U.S. High Dividend Low Volatility Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each fund’s annual and semi-annual shareholder reports, like this annual report, are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values

Voya Large-Cap Growth Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2022 (as a percentage of net assets)

Information Technology	43.5%
Consumer Discretionary	16.7%
Health Care	10.8%
Communication Services	7.5%
Industrials	6.3%
Consumer Staples	3.7%
Financials	2.3%
Real Estate	2.1%
Energy	1.7%
Materials	1.4%
Assets in Excess of Other Liabilities*	4.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large-Cap Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, Michael Pytosh, Kristy Finnegan, CFA, and Leigh Todd, CFA, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2022, the Fund’s Class A shares, excluding sales charges, provided a total return of -12.50% compared to the Russell 1000® Growth Index (the “Index” or “Russell 1000® Growth”), which returned -6.25% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index, primarily due to unfavorable stock selection. On the sector level, stock selection within the information technology and the consumer discretionary sectors detracted the most from performance. At the individual stock level, key detractors included an overweight position in Visa Inc., as well as underweight positions in both Tesla Inc. and Apple Inc. By contrast, stock selection within the health care sector, and positive allocation effects to the energy sector contributed the most to performance. Key individual stock contributors included overweight positions in Eli Lilly and Company and Advanced Micro Devices, Inc. and a non-benchmark position in Marvell Technology, Inc.
Current Strategy and Outlook: We entered 2022 faced with a tenuous global outlook — prolonged inflationary pressures and supply chain headwinds, coupled with tighter monetary policy and more rate hikes on the horizon. While the certainty of a recession remains unknown, the degree of growth that we experienced following the COVID-19 induced drawdown has undeniably slowed, in our opinion. The Russian and Ukrainian conflict has only added another level of uncertainty in the equity markets.
Top Ten Holdings as of May 31, 2022* (as a percentage of net assets)

Microsoft Corp.	12.3%
Apple, Inc.	8.9%
Amazon.com, Inc.	7.6%
Alphabet, Inc. - Class A	6.6%
Visa, Inc. - Class A	3.5%
Eli Lilly & Co.	3.3%
Nvidia Corp.	3.1%
Constellation Brands, Inc.	2.7%
Nike, Inc. - Class B	2.1%
Palo Alto Networks, Inc.	2.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Given these dynamics, looking ahead, we believe the key to performing in what we anticipate will be a slower growth environment for the remainder of 2022, is to identify those companies which, in our view, have pricing power, are productivity enhancers, and will benefit from long-term secular themes. We are closely monitoring our exposures to travel stocks, which are undeniably linked to COVID-19 headlines, and while consumer savings rates are still strong, in our view, we are also continuously assessing our exposure to the low-income consumer as we believe inflationary and other macro pressures would likely dampen their desire and ability to spend. With expectations for continued volatility, we continue to maintain what we believe to be a balanced portfolio across sectors and believe we are well-positioned to take advantage of inflection points.
As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies with what we believe to have strong fundamentals and attractive relative valuations.

*  Effective December 31, 2021, Leigh Todd was added as a portfolio manager to the Fund.
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Large-Cap Growth Fund

Average Annual Total Returns for the Periods Ended May 31, 2022
	1 Year	5 Year	10 Year	Since Inception of Class R May 30, 2014	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	-17.53%	10.19%	12.43%	—	—
Class C(2)	-13.83%	10.68%	12.30%	—	—
Class I	-12.19%	11.92%	13.51%	—	—
Class P3	-11.65%	—	—	—	11.07%
Class R	-12.71%	11.23%	—	11.13%	—
Class R6(3)	-12.13%	12.00%	13.55%	—	—
Class W	-12.28%	11.78%	13.42%	—	—
Excluding Sales Charge:
Class A	-12.50%	11.50%	13.10%	—	—
Class C	-13.13%	10.68%	12.30%	—	—
Class I	-12.19%	11.92%	13.51%	—	—
Class P3	-11.65%	—	—	—	11.07%
Class R	-12.71%	11.23%	—	11.13%	—
Class R6(3)	-12.13%	12.00%	13.55%	—	—
Class W	-12.28%	11.78%	13.42%	—	—
Russell 1000® Growth	-6.25%	16.13%	16.06%	14.54%	14.59%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large-Cap Growth Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on June 2, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Large Cap Value Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2022 (as a percentage of net assets)

Financials	18.6%
Health Care	16.7%
Information Technology	10.9%
Industrials	9.3%
Communication Services	9.0%
Energy	8.4%
Consumer Staples	7.1%
Utilities	6.6%
Materials	4.4%
Real Estate	4.3%
Consumer Discretionary	4.0%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Value Fund (the “Fund”) seeks long-term growth of capital and current income. The Fund is managed by Vincent Costa, CFA, James Dorment, CFA, and Gregory Wachsman, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.48% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned 0.93% for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed the Index due to security selection. On the sector level, stock selection within the industrials and materials sectors had the largest positive impact on performance. At the individual stock level, key contributors included overweight positions in ConocoPhillips, McKesson Corporation and Diamondback Energy, Inc. By contrast, stock selection within the consumer discretionary sector detracted from performance. Key detractors included overweight positions in Gap, Inc. and Caesars Entertainment Inc, and not owning Exxon Mobil Corporation.
Top Ten Holdings as of May 31, 2022 (as a percentage of net assets)

AT&T, Inc.	4.9%
UnitedHealth Group, Inc.	3.5%
Bristol-Myers Squibb Co.	3.0%
Raytheon Technologies Corp.	2.6%
Philip Morris International, Inc.	2.5%
ConocoPhillips	2.3%
Walmart, Inc.	2.3%
Bank of New York Mellon Corp.	2.3%
Motorola Solutions, Inc.	2.3%
Howmet Aerospace, Inc.	2.3%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: We entered 2022 faced with a tenuous global outlook — prolonged inflationary pressures and supply chain headwinds, coupled with tighter monetary policy and more rate hikes on the horizon. While the certainty of a recession remains unknown, the degree of growth that we experienced following the COVID-19 induced drawdown has undeniably slowed, in our opinion. The Russian and Ukrainian conflict has only added another level of uncertainty in the equity markets.
Given these dynamics, looking ahead, we believe the key to performing in what we anticipate will be a slower growth environment for the remainder of 2022, is to identify those companies which, in our view, have pricing power, are productivity enhancers, and will benefit from long-term secular themes. We are closely monitoring our exposures to travel stocks which are undeniably linked to COVID-19 headlines, and while consumer savings rates are still strong, in our view we are also continuously assessing our exposure to the low-income consumer as we believe inflationary and other macro pressures would likely dampen their desire and ability to spend. With expectations for continued volatility, we continue to maintain what we believe to be a balanced portfolio across sectors and believe we are well-positioned to take advantage of inflection points.
As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies with what we believe to have strong fundamentals and attractive relative valuations.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Large Cap Value Fund

Average Annual Total Returns for the Periods Ended May 31, 2022
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	-1.54%	8.95%	10.68%	—
Class C(2)	2.82%	9.43%	10.52%	—
Class I	4.82%	10.61%	11.73%	—
Class P3	5.56%	—	—	12.26%
Class R	4.23%	10.01%	11.11%	—
Class R6(3)	4.84%	10.64%	11.70%	—
Class W	4.73%	10.54%	11.63%	—
Excluding Sales Charge:
Class A	4.48%	10.25%	11.34%	—
Class C	3.72%	9.43%	10.52%	—
Class I	4.82%	10.61%	11.73%	—
Class P3	5.56%	—	—	12.26%
Class R	4.23%	10.01%	11.11%	—
Class R6(3)	4.84%	10.64%	11.70%	—
Class W	4.73%	10.54%	11.63%	—
Russell 1000® Value	0.93%	9.50%	12.06%	9.59%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya MidCap Opportunities Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2022 (as a percentage of net assets)

Information Technology	32.9%
Health Care	16.7%
Industrials	14.1%
Consumer Discretionary	13.3%
Financials	3.9%
Consumer Staples	3.6%
Energy	3.1%
Real Estate	2.9%
Materials	2.8%
Communication Services	2.2%
Assets in Excess of Other Liabilities*	4.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya MidCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, Kristy Finnegan, CFA, Michael Pytosh, and Leigh Todd, CFA, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2022, the Fund’s Class A shares, excluding sales charges, provided a total return of -20.04% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned -18.71% and -6.77%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Russell Midcap® Growth Index primarily due to unfavorable stock selection effects. At the sector level, stock selection within the information technology sector, and to a much lesser degree, the financials sector, detracted the most from performance. On an individual stock level basis, key detractors included overweight positions in DocuSign, Inc. and Datadog Inc., as well as our positioning in Zscaler, Inc. By contrast, on the sector level, stock selection in the industrials and consumer discretionary sectors had the greatest positive impact on performance. On an individual stock level basis, key contributors were overweight positions in Diamondback Energy, Inc., Quanta Services, Inc. and Marvell Technology, Inc.
Current Strategy and Outlook: We entered 2022 faced with a tenuous global outlook — prolonged inflationary pressures and supply chain headwinds coupled with tighter monetary policy and more rate hikes on the horizon. While the certainty of a recession remains unknown, the degree of growth that we experienced following the COVID-19 induced drawdown has undeniably slowed, in our opinion. The Russian — Ukrainian conflict has only added another level of uncertainty in the equity
Top Ten Holdings as of May 31, 2022* (as a percentage of net assets)

Palo Alto Networks, Inc.	3.9%
Cadence Design Systems, Inc.	3.9%
Diamondback Energy, Inc.	3.1%
Chipotle Mexican Grill, Inc.	3.1%
Quanta Services, Inc.	2.8%
Waste Connections, Inc.	2.8%
Gartner, Inc.	2.5%
Lululemon Athletica, Inc.	2.4%
TransDigm Group, Inc.	2.3%
Ametek, Inc.	2.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

markets.
Given these dynamics, looking ahead, we believe the key to performing in what we anticipate will be a slower growth environment for the remainder of 2022, is to identify those companies which, in our view, have pricing power, are productivity enhancers and will benefit from long-term secular themes. We are closely monitoring our exposures to travel stocks which are undeniably linked to COVID-19 headlines, and while consumer savings rates are still strong, in our view we are also continuously assessing our exposure to the low-income consumer as we believe inflationary and other macro pressures would likely dampen their desire and ability to spend. With expectations for continued volatility, we continue to maintain what we believe to be a balanced portfolio across sectors and believe we are well-positioned to take advantage of inflection points.
As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies with what we believe to have strong fundamentals and attractive relative valuations.

*
Effective December 31, 2021, Leigh Todd was added as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya MidCap Opportunities Fund

Average Annual Total Returns for the Periods Ended May 31, 2022
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	-24.63%	7.40%	10.06%	—
Class C(2)	-21.05%	7.88%	9.89%	—
Class I	-19.77%	9.02%	11.09%	—
Class P3	-19.04%	—	—	8.67%
Class R	-20.23%	8.41%	10.44%	—
Class R6(3)	-19.71%	9.12%	11.19%	—
Class W	-19.82%	8.95%	10.99%	—
Excluding Sales Charge:
Class A	-20.04%	8.67%	10.71%	—
Class C	-20.58%	7.88%	9.89%	—
Class I	-19.77%	9.02%	11.09%	—
Class P3	-19.04%	—	—	8.67%
Class R	-20.23%	8.41%	10.44%	—
Class R6(3)	-19.71%	9.12%	11.19%	—
Class W	-19.82%	8.95%	10.99%	—
Russell Midcap® Growth Index	-18.71%	10.65%	12.59%	8.47%
Russell Midcap® Index	-6.77%	10.48%	12.78%	9.71%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Multi-Manager Mid Cap Value Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2022 (as a percentage of net assets)

Financials	19.1%
Information Technology	14.6%
Industrials	13.8%
Consumer Discretionary	11.7%
Real Estate	10.4%
Health Care	8.6%
Materials	6.7%
Consumer Staples	4.2%
Utilities	3.2%
Energy	3.0%
Communication Services	2.5%
Exchange-Traded Funds	0.1%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Mid Cap Value Fund* (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Hahn Capital Management, LLC (“Hahn Capital Management”), LSV Asset Management (“LSV”) and Voya Investment Management Co. LLC (“VIM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser manages a portion of the Fund’s assets (each a “Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John D. Schaeffer and Michael Whitfield, CFA, Portfolio Managers of Hahn Capital Management; Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Guy Lakonishok, CFA, Greg Sleight and Puneet Mansharamani, CFA, Portfolio Managers of LSV; and Steve Wetter and Kai Yee Wong, Portfolio Managers of VIM.
Performance: For the year ended May 31, 2022, the Fund’s Class I shares provided a total return of -2.44% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned -0.06%, for the same period.
Portfolio Specifics: Hahn Capital Management Sleeve — The Sleeve underperformed the Russell Midcap® Value by approximately 684 basis points (-6.84%) for the year ended May 31, 2022. During the period, the Sleeve’s performance benefited from its relative overweight to the real estate sector and its relative underweight to the communication services, industrials and consumer discretionary sectors. The primary sector detractors were relative
Top Ten Holdings as of May 31, 2022* (as a percentage of net assets)

Laboratory Corp. of America Holdings	1.6%
Jacobs Engineering Group, Inc.	1.5%
CBRE Group, Inc.	1.5%
Keysight Technologies, Inc.	1.4%
Agilent Technologies, Inc.	1.4%
Mid-America Apartment Communities, Inc.	1.4%
SLM Corp.	1.3%
Euronet Worldwide, Inc.	1.2%
Black Knight, Inc.	1.2%
East West Bancorp, Inc.	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
overweights in information technology, financials and healthcare and relative underweights in energy, utilities, consumer staples and materials. The best stock performance came from Albemarle (“ALB”), Xilinx (“XLNX”), Liberty Media FormulaOne (“FWONK”), Jacobs Engineering (“J”) and Becton Dickinson (“BDX”). The leading detractors from performance were Ross Stores, Euronet Worldwide (“EEFT”), PVH Corp (“PVH”), First Republic Bank, and Virtu Financial.
Generally, the outperformers reflected company-specific factors such as XLNX, FWONK, J and BDX, as well as certain secular themes, such as ALB, while the underperformers reflected ongoing supply chain constraints, idiosyncratic issues and interest rate and performance. During the period, follow-on effects from COVID-19 restrictions particularly impacted EEFT and PVH, both of which typically benefit from heightened tourism in Europe and North America, respectively.
LSV Sleeve — The Sleeve underperformed the Russell Midcap® Value by approximately 103 basis points (-1.03%) for the year ended May 31, 2022, after fees and expenses. For the year ended May 31, 2022, the Sleeve outperformed the Index before fees and expenses as value stocks outperformed growth stocks by a wide margin and the deep value stocks owned in the Sleeve outperformed the overall value universe of stocks. The Sleeve smaller size bias relative to the Index detracted as smaller stocks fell by more than larger cap stocks. The Sleeve sector positioning which is a residual of our model’s bottom-up stock selection process also had a negative effect overall due mainly to an underweight to the energy sector which was up over 80% over the period as oil prices increased significantly since the start of the Russian invasion of Ukraine. An underweight to the utilities sector and an overweight to the consumer discretionary sector also detracted. The Sleeve is broadly diversified with 181 stocks so individual positions generally do not have a significant impact on relative performance however, collectively stock selection was very strong overall particularly so in the industrials, health care and technology sectors.
The Sleeve continues to trade at a 40%-45% discount to the Russell Midcap® Value on price to earnings and price to cash flow measures. The Sleeve is currently trading at less the seven times cash flow and less than ten times earnings, multiples which are as attractive as they have been in some time. The Sleeve owns what we believe to be attractively valued stocks across multiple sectors, particularly among the consumer discretionary, financials and consumer staples sectors.

Portfolio Managers’ Report	Voya Multi-Manager Mid Cap Value Fund

VIM Sleeve — The Sleeve underperformed the Russell Midcap® Value by approximately 151 basis points (-1.51%) for the year ended May 31, 2022. The Sleeve also underperformed its internal benchmark, the Russell Mid Cap Select Factor Index (“RMID Index”), by an estimated 8 basis points (-0.08%). For the reporting period, the Sleeve generally tracked the RMID Index, but diverged from it somewhat by holding shares of an exchange-traded fund (“ETF”) and a modest, operational cash position.
At the allocation level, the cash position was a significant drag on results during a reporting period in which the first seven months saw stock market gains. By contrast, security selection contributed to results, most notably within the industrial and information technology sectors.
At the security level, detractors included a position in the iShares Russell Midcap ETF and slight underweights of HP Inc. and IHS Markit Ltd. Contributors included significant overweights of Fortinet, Inc. and CoStar Group, Inc. and a slight underweight of International Paper Company.
Current Strategy & Outlook: Hahn Capital Management Sleeve — Continued inflationary pressures have pushed expectations of interest rate hikes by the U.S. Federal Reserve Board (the “Fed”), by as much as 200 basis points (2.00%) across this year and into next. The Ukraine-Russia conflict, which began late February, has exacerbated consumer inflation as oil prices hit levels not seen since 2014. With economic sanctions put in place against Russia, that country disclosed targeted reductions of fertilizer exports. The upshot of which may be decreased crop yields and subsequently higher food prices, in our view. We currently expect the Fed will be forced to continue its rate increases. Can the Fed do so without sending the country into a recession? Will the Fed’s expected balance sheet reduction further hinder market liquidity and exacerbate volatility? We continue to expect elevated volatility in the near-term. We also continue to believe investment in high-quality companies is the appropriate strategy regardless of the environment.
LSV Sleeve — The Sleeve remains diversified across sectors and continues to trade at a significant discount to the overall market as well as the Index. A competitive advantage of the LSV quantitative approach, in our view, is the avoidance of introducing the judgmental biases and behavioral weaknesses that can easily influence investment decisions during periods of increased uncertainty such as the current environment investors with inflation and the war in Ukraine. Empirical evidence suggests that staying true to a discipline of holding portfolios of deeply discounted companies that are generating cash, paying dividends, buying back stock and have insider buying activity pays off well in the long-run despite market sentiment.
VIM Sleeve — Voya IM employs a “passive management” approach designed to track the performance of the RMID Index.

*
On January 27, 2022, the Board of Trustees of Voya Equity Trust approved changes with respect to the Fund’s principal investment strategies.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Multi-Manager Mid Cap Value Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2022
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 1, 2018
Class I	-2.44%	8.18%	11.04%	—
Class P(1)	-1.68%	8.59%	11.26%	—
Class P3	-1.56%	—	—	7.58%
Russell Midcap® Value	-0.06%	9.10%	12.31%	9.14%
Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager Mid Cap Value Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
Effective February 10, 2014, a sub-adviser was added to the Fund. Effective on the close of business on November 14, 2014, one of the three sub-advisers was removed from the Fund and effective December 1, 2014, a sub-adviser was added to the Fund. Effective on the close of business on November 15, 2019, one of the three sub-advisers was removed from the Fund and a sub-adviser was added to the Fund. The Fund’s performance information for these periods reflects returns achieved by different sub-advisers.

(1)
Class P incepted on February 28, 2019. The Class P shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya SmallCap Opportunities Fund

Sector Diversification as of May 31, 2022 (as a percentage of net assets)

Information Technology	27.0%
Industrials	22.3%
Health Care	18.0%
Consumer Discretionary	13.2%
Financials	8.4%
Energy	4.3%
Materials	3.6%
Exchange-Traded Funds	1.4%
Consumer Staples	0.8%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya SmallCap Opportunities Fund* (the “Fund”) seeks capital appreciation. The Fund is managed by Richard J. Johnson, CFA, Mitchell S. Brivic, CFA, Michael C. Coyne, CFA, and Scott W. Haugan, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2022, the Fund’s Class A shares, excluding sales charges, provided a total return of -21.12% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned -25.71% and -16.92%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed the Russell 2000® Growth Index largely driven by stock selection effects. Prior to February 1, 2022, under the management of the predecessor portfolio management team, the Fund outperformed due to strong selection as well as favorable allocation effects — most notably within the pharmaceutical and biotechnology and software and services sectors. Stock selection within the transportation and diversified financials sectors proved unfavorable. For the remainder of the period under the new portfolio management team (February 1, 2022 — May 31, 2022), the strategy continued to outperform primarily driven by favorable stock selection. Stock selection within the information technology and health care sectors contributed the most to performance, while stock selection within the consumer discretionary and materials sector weighed on results. Individual contributors during the one-year period include a non-benchmark position in Tower Semiconductor Ltd. and overweight positions in Chart Industries, Inc. as well as LHC Group, Inc. Key detractors were an overweight position in HealthEquity Inc., not owning Southwestern Energy Company and owning a non-benchmark position in Natera, Inc.
Current Strategy and Outlook: We entered 2022 faced with a tenuous global outlook — prolonged inflationary pressures and supply chain headwinds coupled with tighter monetary policy and more rate hikes on the horizon. While the certainty of a
Top Ten Holdings as of May 31, 2022 (as a percentage of net assets)

CACI International, Inc.	2.8%
Genpact Ltd.	2.8%
Chart Industries, Inc.	2.7%
Planet Fitness, Inc.	2.5%
WNS Holdings Ltd. ADR	2.3%
WillScot Mobile Mini Holdings Corp.	2.1%
Clean Harbors, Inc.	2.0%
Focus Financial Partners, Inc.	2.0%
ICON PLC	2.0%
Wintrust Financial Corp.	2.0%
Portfolio holdings are subject to change daily.
recession remains unknown, the degree of growth that we experienced following the COVID-19 induced drawdown has undeniably slowed, in our opinion. The Russian — Ukrainian conflict has only added another level of uncertainty in the equity markets.
Given these dynamics, looking ahead, we believe the key to performing in what we anticipate will be a slower growth environment in 2022, is to identify those companies which have, in our view, strong earnings growth potential and cash flow generation capabilities at sustainable valuations. We are closely monitoring our exposures to travel stocks which are undeniably linked to COVID-19 headlines, and while consumer savings rates are still strong in our view, we are also continuously assessing our exposure to the low-income consumer as inflationary and other macro pressures would likely dampen their desire and ability to spend.
As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies with what we believe to have strong fundamentals and attractive relative valuations.

*
On January 27, 2022, the Board of Trustees of Voya Equity Trust (the “Board”) approved changes with respect to the Fund’s principal investment strategies and portfolio management team. Effective February 1, 2022, James Hasso and Joseph Basset were removed as portfolio managers to the Fund and Richard J. Johnson, Mitchell S. Brivic, Michael C. Coyne, and Scott W. Haugan, were added as portfolio managers to the Fund.

On March 24, 2022, the Board approved a proposal to reorganize the Fund with and into Voya Small Cap Growth Fund, which is not included in this report, (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Fund at a shareholder meeting scheduled to be held on or about September 27, 2022. The Fund will notify its shareholders if shareholder approval of the Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about October 21, 2022.
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya SmallCap Opportunities Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2022
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 4, 2018
Including Sales Charge:
Class A(1)	-25.66%	2.38%	7.78%	—
Class C(2)	-22.30%	2.81%	7.60%	—
Class I	-20.90%	3.93%	8.76%	—
Class P3	-20.12%	—	—	1.72%
Class R	-21.32%	3.34%	8.15%	—
Class R6(3)	-20.73%	4.08%	8.89%	—
Class W	-20.92%	3.87%	8.70%	—
Excluding Sales Charge:
Class A	-21.12%	3.60%	8.42%	—
Class C	-21.71%	2.81%	7.60%	—
Class I	-20.90%	3.93%	8.76%	—
Class P3	-20.12%	—	—	1.72%
Class R	-21.32%	3.34%	8.15%	—
Class R6(3)	-20.73%	4.08%	8.89%	—
Class W	-20.92%	3.87%	8.70%	—
Russell 2000® Growth Index	-25.71%	6.87%	10.55%	2.45%
Russell 2000® Index	-16.92%	7.72%	10.83%	4.38%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya SmallCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The
Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

The Fund’s performance prior to April 1, 2022 reflects returns achieved by a different portfolio management team and pursuant to different principal investment strategies. If the Fund’s current portfolio management team and strategies had been in place for the prior period, the performance information shown would have been different.

Portfolio Managers’ Report	Voya U.S. High Dividend Low Volatility Fund

Sector Diversification as of May 31, 2022 (as a percentage of net assets)

Health Care	19.4%
Financials	18.7%
Industrials	9.7%
Information Technology	9.3%
Consumer Staples	8.4%
Energy	6.8%
Utilities	6.5%
Communication Services	6.2%
Real Estate	5.3%
Materials	4.4%
Consumer Discretionary	3.2%
Exchange-Traded Funds	1.4%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya U.S. High Dividend Low Volatility Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Vincent Costa, CFA, Steve Wetter, Peg DiOrio, CFA, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2022 the Fund’s Class A shares, excluding sales charges, provided a total return of 6.29% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”) and the Russell 1000® Index, which returned 0.93% and -2.71%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed the Russell 1000® Value. In terms of the Fund’s performance, low beta was the primary contributor for the strategy followed by the core model. The smaller market capitalization and dividend yield also contributed to performance, but to a much lesser extent. On the sector level, stock selection in the information technology, health care and consumer discretionary sectors contributed to performance. By contrast, Fund holdings within the energy and materials sectors detracted from performance. At the individual stock level, key contributors for the period included not owning Walt Disney Company, an underweight in JPMorgan Chase & Co. and an overweight position in Coterra Energy Inc. Key detractors for the period included not owning Exxon Mobil Corporation and Berkshire
Top Ten Holdings as of May 31, 2022 (as a percentage of net assets)

Johnson & Johnson	2.9%
Procter & Gamble Co.	2.2%
Chevron Corp.	2.2%
Pfizer, Inc.	1.9%
Merck & Co., Inc.	1.8%
Verizon Communications, Inc.	1.6%
Comcast Corp. – Class A	1.5%
iShares Russell 1000 Value ETF	1.4%
Bristol-Myers Squibb Co.	1.4%
Cisco Systems, Inc.	1.4%
Portfolio holdings are subject to change daily.
Hathaway Inc., and an underweight in ConocoPhillips.
Current Strategy and Outlook: This is an actively managed investment strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the Index. We believe the investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each sector. The Fund is then optimized to achieve its dividend, maximize prospective alpha and volatility objectives.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya U.S. High Dividend Low Volatility Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2022
	1 Year	5 Year	Since Inception of Class P3 September 28, 2018
Including Sales Charge:
Class A(1)	0.21%	9.30%	—
Class I	6.67%	10.96%	—
Class P3	6.95%	—	10.01%
Class R6(2)	6.68%	10.97%	—
Excluding Sales Charge:
Class A	6.29%	10.62%	—
Class I	6.67%	10.96%	—
Class P3	6.95%	—	10.01%
Class R6(2)	6.68%	10.97%	—
Russell 1000® Value	0.93%	9.50%	9.01%
Russell 1000®	-2.71%	13.12%	11.59%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. High Dividend Low Volatility Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Class R6 incepted on September 30, 2019. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021 to May 31, 2022. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2022*	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2022*
Voya Large-Cap Growth Fund
Class A	$1,000.00	$771.50	0.97%	$4.28	$1,000.00	$1,020.09	0.97%	$4.89
Class C	1,000.00	768.90	1.72	7.59	1,000.00	1,016.36	1.72	8.65
Class I	1,000.00	773.10	0.61	2.70	1,000.00	1,021.89	0.61	3.07
Class P3	1,000.00	775.40	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	770.70	1.22	5.39	1,000.00	1,018.85	1.22	6.14
Class R6	1,000.00	773.20	0.56	2.48	1,000.00	1,022.14	0.56	2.82
Class W	1,000.00	772.60	0.72	3.18	1,000.00	1,021.34	0.72	3.63
Voya Large Cap Value Fund
Class A	$1,000.00	$1,060.50	1.10%	$5.65	$1,000.00	$1,019.45	1.10%	$5.54
Class C	1,000.00	1,057.40	1.85	9.49	1,000.00	1,015.71	1.85	9.30
Class I	1,000.00	1,062.30	0.76	3.91	1,000.00	1,021.14	0.76	3.83
Class P3	1,000.00	1,066.50	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	1,060.10	1.30	6.68	1,000.00	1,018.45	1.30	6.54
Class R6	1,000.00	1,062.50	0.74	3.81	1,000.00	1,021.24	0.74	3.73
Class W	1,000.00	1,061.90	0.85	4.37	1,000.00	1,020.69	0.85	4.28

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2022*	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2022*
Voya MidCap Opportunities Fund
Class A	$1,000.00	$747.50	1.21%	$5.27	$1,000.00	$1,018.90	1.21%	$6.09
Class C	1,000.00	745.70	1.96	8.53	1,000.00	1,015.16	1.96	9.85
Class I	1,000.00	749.10	0.91	3.97	1,000.00	1,020.39	0.91	4.58
Class P3	1,000.00	752.40	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	746.60	1.46	6.36	1,000.00	1,017.65	1.46	7.34
Class R6	1,000.00	749.40	0.83	3.62	1,000.00	1,020.79	0.83	4.18
Class W	1,000.00	748.60	0.96	4.19	1,000.00	1,020.14	0.96	4.84
Voya Multi-Manager Mid Cap Value Fund
Class I	$1,000.00	$973.90	0.78%	$3.84	$1,000.00	$1,021.04	0.78%	$3.93
Class P	1,000.00	978.20	0.07	0.35	1,000.00	1,024.58	0.07	0.35
Class P3	1,000.00	979.50	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Voya SmallCap Opportunities Fund
Class A	$1,000.00	$819.50	1.26%	$5.72	$1,000.00	$1,018.65	1.26%	$6.34
Class C	1,000.00	816.30	2.01	9.10	1,000.00	1,014.91	2.01	10.10
Class I	1,000.00	820.60	0.97	4.40	1,000.00	1,020.09	0.97	4.89
Class P3	1,000.00	824.60	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	818.40	1.51	6.85	1,000.00	1,017.40	1.51	7.59
Class R6	1,000.00	821.90	0.87	3.95	1,000.00	1,020.59	0.87	4.38
Class W	1,000.00	820.50	1.01	4.58	1,000.00	1,019.90	1.01	5.09
Voya U.S. High Dividend Low Volatility Fund
Class A	$1,000.00	$1,037.40	0.60%	$3.05	$1,000.00	$1,021.94	0.60%	$3.02
Class I	1,000.00	1,039.20	0.33	1.68	1,000.00	1,023.29	0.33	1.66
Class P3	1,000.00	1,040.90	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R6	1,000.00	1,039.30	0.32	1.63	1,000.00	1,023.34	0.32	1.61

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm
To the Shareholders of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya SmallCap Opportunities Fund, and Voya U.S. High Dividend Low Volatility Fund and the Board of Trustees of Voya Equity Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya SmallCap Opportunities Fund, and Voya U.S. High Dividend Low Volatility Fund (collectively referred to as the “Funds”) (six of the funds constituting Voya Equity Trust (the “Trust”)), including the portfolios of investments, as of May 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (six of the funds constituting Voya Equity Trust) at May 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the periods in the two-year period ended May 31, 2019, were audited by another independent registered public accounting firm whose report, dated July 25, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
July 29, 2022

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2022

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$811,891,135	$711,599,656	$723,547,304
Short-term investments at fair value†	28,801,000	15,907,568	34,636,249
Cash	85,088	290,506	41,160
Foreign currencies at value‡	—	4,113	—
Receivables:
Investment securities sold	6,367,054	—	—
Fund shares sold	8,670,741	189,868	2,536,788
Dividends	467,069	1,202,182	265,894
Foreign tax reclaims	7,547	—	21,926
Prepaid expenses	63,456	52,367	52,429
Reimbursement due from Investment Adviser	—	30,872	34,176
Other assets	22,156	47,945	42,595
Total assets	856,375,246	729,325,077	761,178,521
LIABILITIES:
Payable for investment securities purchased	8,308,165	—	—
Payable for fund shares redeemed	529,794	4,916,374	863,092
Payable upon receipt of securities loaned	—	6,925,568	1,660,249
Payable for investment management fees	358,663	449,032	541,914
Payable for distribution and shareholder service fees	33,865	97,024	61,177
Payable to trustees under the deferred compensation plan (Note 6)	22,156	47,945	42,595
Payable for trustee fees	3,205	1,881	2,690
Other accrued expenses and liabilities	1,015,982	386,723	377,662
Total liabilities	10,271,830	12,824,547	3,549,379
NET ASSETS	$846,103,416	$716,500,530	$757,629,142
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$622,597,845	$571,267,847	$796,114,827
Total distributable earnings (loss)	223,505,571	145,232,683	(38,485,685)
NET ASSETS	$846,103,416	$716,500,530	$757,629,142
+ Including securities loaned at value	$—	$6,773,795	$1,624,903
* Cost of investments in securities	$662,962,089	$600,802,004	$751,134,448
† Cost of short-term investments	$28,801,000	$15,907,568	$34,636,249
‡ Cost of foreign currencies	$—	$4,969	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2022 (continued)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
Class A
Net assets	$115,265,319	$439,016,009	$246,265,217
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	3,044,956	36,915,944	16,793,056
Net asset value and redemption price per share†	$37.85	$11.89	$14.66
Maximum offering price per share (5.75%)(1)	$40.16	$12.62	$15.55
Class C
Net assets	$10,879,140	$6,143,477	$9,451,283
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	385,542	517,284	1,456,910
Net asset value and redemption price per share†	$28.22	$11.88	$6.49
Class I
Net assets	$577,159,592	$245,169,453	$346,729,493
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	13,038,902	18,305,256	17,748,561
Net asset value and redemption price per share	$44.26	$13.39	$19.54
Class P3
Net assets	$2,618	$3,341	$2,366
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	57	241	114
Net asset value and redemption price per share	$45.69	$13.88	$20.84
Class R
Net assets	$857,529	$885,830	$2,240,639
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	20,019	74,265	163,386
Net asset value and redemption price per share	$42.84	$11.93	$13.71
Class R6
Net assets	$89,841,150	$20,125,706	$95,139,898
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	2,026,272	1,506,101	4,788,617
Net asset value and redemption price per share	$44.34	$13.36	$19.87
Class W
Net assets	$52,098,068	$5,156,714	$57,800,246
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	1,223,790	385,608	3,049,761
Net asset value and redemption price per share	$42.57	$13.37	$18.95

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2022

	Voya Multi- Manager Mid Cap Value Fund	Voya SmallCap Opportunities Fund	Voya U.S. High Dividend Low Volatility Fund
ASSETS:
Investments in securities at fair value+*	$181,716,766	$104,078,869	$105,471,975
Short-term investments at fair value†	5,454,585	4,720,479	930,037
Cash	47,285	34,945	3,410
Receivables:
Investment securities sold	7,886,387	925,274	3,183,659
Fund shares sold	22,541	17,085	318,376
Dividends	353,813	34,742	240,894
Foreign tax reclaims	—	1,159	1,802
Prepaid expenses	27,319	40,112	28,004
Reimbursement due from Investment Adviser	14,951	—	7,840
Other assets	6,628	25,595	2,765
Total assets	195,530,275	109,878,260	110,188,762
LIABILITIES:
Payable for investment securities purchased	70,668	879,137	—
Payable for fund shares redeemed	8,857,499	57,887	3,274,534
Payable upon receipt of securities loaned	817,682	3,323,479	667,037
Payable for investment management fees	68,116	69,404	26,312
Payable for distribution and shareholder service fees	—	15,469	779
Payable to trustees under the deferred compensation plan (Note 6)	6,628	25,595	2,765
Payable for trustee fees	585	403	306
Other accrued expenses and liabilities	65,453	368,837	72,049
Total liabilities	9,886,631	4,740,211	4,043,782
NET ASSETS	$185,643,644	$105,138,049	$106,144,980
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$164,089,124	$130,577,445	$88,510,583
Total distributable earnings (loss)	21,554,520	(25,439,396)	17,634,397
NET ASSETS	$185,643,644	$105,138,049	$106,144,980
+ Including securities loaned at value	$797,352	$3,243,844	$630,153
* Cost of investments in securities	$169,803,412	$114,271,260	$97,525,398
† Cost of short-term investments	$5,454,585	$4,720,479	$930,037
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2022 (continued)

	Voya Multi- Manager Mid Cap Value Fund	Voya SmallCap Opportunities Fund	Voya U.S. High Dividend Low Volatility Fund
Class A
Net assets	n/a	$56,439,044	$3,952,657
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,296,494	346,891
Net asset value and redemption price per share†	n/a	$43.53	$11.39
Maximum offering price per share (5.75%)(1)	n/a	$46.19	$12.08
Class C
Net assets	n/a	$3,946,612	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	143,542	n/a
Net asset value and redemption price per share	n/a	$27.49	n/a
Class I
Net assets	$116,274,459	$37,834,618	$40,515,986
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	11,811,217	753,344	3,533,688
Net asset value and redemption price per share	$9.84	$50.22	$11.47
Class P
Net assets	$69,366,095	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.010	n/a	n/a
Shares outstanding	6,886,409	n/a	n/a
Net asset value and redemption price per share	$10.07	n/a	n/a
Class P3
Net assets	$3,090	$3,227	$3,341
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	303	61	285
Net asset value and redemption price per share	$10.19	$53.20	$11.74
Class R
Net assets	n/a	$593,529	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	14,257	n/a
Net asset value and redemption price per share	n/a	$41.63	n/a
Class R6
Net assets	n/a	$1,494,699	$61,672,996
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	29,282	5,378,957
Net asset value and redemption price per share	n/a	$51.05	$11.47
Class W
Net assets	n/a	$4,826,320	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	98,289	n/a
Net asset value and redemption price per share	n/a	$49.10	n/a

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2022

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,165,752	$15,337,405	$4,327,892
Securities lending income, net	8,662	9,273	5,140
Total investment income	7,174,414	15,346,678	4,333,032
EXPENSES:
Investment management fees	6,538,372	5,645,378	8,765,475
Distribution and shareholder service fees:
Class A	365,426	1,121,526	837,064
Class C	173,414	79,418	177,253
Class R	5,636	5,103	14,408
Transfer agent fees:
Class A	236,347	498,759	427,238
Class C	28,040	8,917	22,496
Class I	475,616	62,264	408,296
Class R	1,823	1,142	3,685
Class R6	14,409	125	2,669
Class W	119,158	5,653	104,459
Shareholder reporting expense	35,690	16,970	19,696
Registration fees	135,629	109,661	116,589
Professional fees	93,480	39,600	62,011
Custody and accounting expense	139,315	85,800	115,240
Trustee fees	32,051	18,818	26,907
Miscellaneous expense	138,657	13,294	29,339
Interest expense	161	—	66
Total expenses	8,533,224	7,712,428	11,132,891
Waived and reimbursed fees	(17)	(388,865)	(182,435)
Net expenses	8,533,207	7,323,563	10,950,456
Net investment income (loss)	(1,358,793)	8,023,115	(6,617,424)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	216,123,483	92,356,285	93,602,587
Net realized gain	216,123,483	92,356,285	93,602,587
Net change in unrealized appreciation (depreciation) on:
Investments	(309,590,048)	(66,768,593)	(282,133,318)
Foreign currency related transactions	—	(559)	—
Net change in unrealized appreciation (depreciation)	(309,590,048)	(66,769,152)	(282,133,318)
Net realized and unrealized gain (loss)	(93,466,565)	25,587,133	(188,530,731)
Increase (decrease) in net assets resulting from operations	$(94,825,358)	$33,610,248	$(195,148,155)
* Foreign taxes withheld	$9,904	$22,698	$27,856
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2022

	Voya Multi- Manager Mid Cap Value Fund	Voya SmallCap Opportunities Fund	Voya U.S. High Dividend Low Volatility Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,029,114	$662,617	$3,009,466
Securities lending income, net	2,416	28,538	5,792
Total investment income	4,031,530	691,155	3,015,258
EXPENSES:
Investment management fees	1,674,841	1,574,786	354,827
Distribution and shareholder service fees:
Class A	—	179,082	4,747
Class C	—	57,319	—
Class R	—	4,583	—
Transfer agent fees:
Class A	—	98,963	9,502
Class C	—	7,938	—
Class I	13,712	64,858	1,516
Class P	1,793	—	—
Class P3	—	41	—
Class R	—	1,268	—
Class R6	—	563	1,225
Class W	—	9,787	—
Shareholder reporting expense	2,462	3,650	2,476
Registration fees	50,852	98,071	65,481
Professional fees	22,235	16,900	14,835
Custody and accounting expense	54,555	37,020	22,790
Trustee fees	5,850	4,032	3,059
Licensing fee (Note 7)	14,842	—	—
Proxy and solicitation costs (Note 6)	—	140,000	—
Miscellaneous expense	11,675	18,257	17,025
Interest expense	889	257	276
Total expenses	1,853,706	2,317,375	497,759
Waived and reimbursed fees	(645,715)	(489,254)	(95,969)
Net expenses	1,207,991	1,828,121	401,790
Net investment income (loss)	2,823,539	(1,136,966)	2,613,468
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	38,296,785	5,159,411	18,756,084
Foreign currency related transactions	—	(14)	—
Net realized gain	38,296,785	5,159,397	18,756,084
Net change in unrealized appreciation (depreciation) on:
Investments	(43,779,668)	(36,340,960)	(13,742,272)
Net change in unrealized appreciation (depreciation)	(43,779,668)	(36,340,960)	(13,742,272)
Net realized and unrealized gain (loss)	(5,482,883)	(31,181,563)	5,013,812
Increase (decrease) in net assets resulting from operations	$(2,659,344)	$(32,318,529)	$7,627,280
* Foreign taxes withheld	$153	$1,858	$1,127
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS for the year ended May 31, 2022

	Voya Large-Cap Growth Fund		Voya Large Cap Value Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM OPERATIONS:
Net investment income (loss)	$(1,358,793)	$513,231	$8,023,115	$8,257,418
Net realized gain	216,123,483	202,289,344	92,356,285	111,398,136
Net change in unrealized appreciation (depreciation)	(309,590,048)	138,306,436	(66,769,152)	149,673,760
Increase (decrease) in net assets resulting from operations	(94,825,358)	341,109,011	33,610,248	269,329,314
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(24,658,290)	(16,271,775)	(64,593,911)	(32,874,061)
Class C	(3,288,215)	(3,217,181)	(876,525)	(871,279)
Class I	(122,728,147)	(84,305,103)	(36,338,382)	(20,941,826)
Class P3	(447)	(2,268,529)	(419)	(933,386)
Class R	(174,404)	(114,365)	(142,709)	(82,135)
Class R6	(26,251,441)	(33,867,002)	(2,473,476)	(1,289,470)
Class W	(11,020,316)	(5,104,301)	(660,982)	(362,901)
Total distributions	(188,121,260)	(145,148,256)	(105,086,404)	(57,355,058)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	213,171,480	375,260,529	75,635,423	66,187,618
Reinvestment of distributions	185,124,262	142,880,986	100,428,935	54,851,925
	398,295,742	518,141,515	176,064,358	121,039,543
Cost of shares redeemed	(666,779,833)	(475,464,179)	(147,492,639)	(177,675,442)
Net increase (decrease) in net assets resulting from capital share transactions	(268,484,091)	42,677,336	28,571,719	(56,635,899)
Net increase (decrease) in net assets	(551,430,709)	238,638,091	(42,904,437)	155,338,357
NET ASSETS:
Beginning of year or period	1,397,534,125	1,158,896,034	759,404,967	604,066,610
End of year or period	$846,103,416	$1,397,534,125	$716,500,530	$759,404,967
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS for the year ended May 31, 2022

	Voya MidCap Opportunities Fund		Voya Multi-Manager Mid Cap Value Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM OPERATIONS:
Net investment income (loss)	$(6,617,424)	$(6,901,929)	$2,823,539	$2,022,717
Net realized gain	93,602,587	260,576,401	38,296,785	7,213,010
Net change in unrealized appreciation (depreciation)	(282,133,318)	105,970,110	(43,779,668)	70,963,294
Increase (decrease) in net assets resulting from operations	(195,148,155)	359,644,582	(2,659,344)	80,199,021
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(80,007,971)	(64,934,062)	—	—
Class C	(6,169,612)	(7,717,106)	—	—
Class I	(95,141,473)	(75,174,504)	(18,826,165)	(5,277,514)
Class P	—	—	(10,346,472)	(2,274,539)
Class P3	(531)	(301,007)	(442)	(201,670)
Class R	(682,966)	(593,009)	—	—
Class R6	(26,599,826)	(22,169,153)	—	—
Class W	(15,443,884)	(9,370,515)	—	—
Total distributions	(224,046,263)	(180,259,356)	(29,173,079)	(7,753,723)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	207,755,327	260,870,518	28,231,898	157,353,714
Reinvestment of distributions	192,134,385	157,274,427	29,173,080	7,753,723
	399,889,712	418,144,945	57,404,978	165,107,437
Cost of shares redeemed	(352,727,938)	(421,648,179)	(118,604,080)	(68,666,289)
Net increase (decrease) in net assets resulting from capital share transactions	47,161,774	(3,503,234)	(61,199,102)	96,441,148
Net increase (decrease) in net assets	(372,032,644)	175,881,992	(93,031,525)	168,886,446
NET ASSETS:
Beginning of year or period	1,129,661,786	953,779,794	278,675,169	109,788,723
End of year or period	$757,629,142	$1,129,661,786	$185,643,644	$278,675,169
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS for the year ended May 31, 2022

	Voya SmallCap Opportunities Fund		Voya U.S. High Dividend Low Volatility Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM OPERATIONS:
Net investment income (loss)	$(1,136,966)	$(1,658,694)	$2,613,468	$3,879,511
Net realized gain	5,159,397	76,555,793	18,756,084	32,283,523
Net change in unrealized appreciation (depreciation)	(36,340,960)	8,760,890	(13,742,272)	17,256,123
Increase (decrease) in net assets resulting from operations	(32,318,529)	83,657,989	7,627,280	53,419,157
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(12,346,279)	—	(354,838)	(14,722)
Class C	(1,320,575)	—	—	—
Class I	(8,593,004)	—	(17,288,350)	(2,438,571)
Class P3	(556)	—	(856)	(78,430)
Class R	(146,773)	—	—	—
Class R6	(1,964,649)	—	(15,793,093)	(2,265,796)
Class W	(1,101,113)	—	—	—
Total distributions	(25,472,949)	—	(33,437,137)	(4,797,519)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,249,427	24,547,667	42,939,884	41,143,579
Reinvestment of distributions	23,272,802	—	33,436,087	4,797,061
	38,522,229	24,547,667	76,375,971	45,940,640
Cost of shares redeemed	(98,311,957)	(151,642,576)	(64,062,081)	(171,837,134)
Net increase (decrease) in net assets resulting from capital share transactions	(59,789,728)	(127,094,909)	12,313,890	(125,896,494)
Net decrease in net assets	(117,581,206)	(43,436,920)	(13,495,967)	(77,274,856)
NET ASSETS:
Beginning of year or period	222,719,255	266,156,175	119,640,947	196,915,803
End of year or period	$105,138,049	$222,719,255	$106,144,980	$119,640,947
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Large-Cap Growth Fund
Class A
05-31-22	51.32	(0.20)•	(4.26)	(4.46)	—	9.01	—	9.01	—	37.85	(12.50)	0.97	0.97	0.97	(0.40)	115,265	76
05-31-21	44.45	(0.13)•	13.62	13.49	—	6.62	—	6.62	—	51.32	31.23	0.96	0.96	0.96	(0.26)	139,465	93
05-31-20	38.36	0.03	8.04	8.07	0.15	1.83	—	1.98	—	44.45	21.30	0.96	1.04	1.04	0.06	104,447	83
05-31-19	38.75	0.12	2.02	2.14	0.01	2.52	—	2.53	—	38.36	6.11	0.95	1.04	1.04	0.31	80,328	95
05-31-18	35.17	0.07	5.68	5.75	0.06	2.11	—	2.17	—	38.75	16.63	1.10	1.06	1.06	0.17	77,434	90
Class C
05-31-22	40.58	(0.46)•	(2.89)	(3.35)	—	9.01	—	9.01	—	28.22	(13.13)	1.72	1.72	1.72	(1.16)	10,879	76
05-31-21	36.52	(0.41)•	11.09	10.68	—	6.62	—	6.62	—	40.58	30.25	1.71	1.71	1.71	(1.01)	21,109	93
05-31-20	31.92	(0.23)	6.66	6.43	—	1.83	—	1.83	—	36.52	20.41	1.71	1.79	1.79	(0.68)	20,630	83
05-31-19	32.92	(0.14)	1.66	1.52	—	2.52	—	2.52	—	31.92	5.28	1.70	1.79	1.79	(0.43)	32,386	95
05-31-18	30.33	(0.18)	4.88	4.70	—	2.11	—	2.11	—	32.92	15.79	1.83	1.81	1.81	(0.58)	31,850	90
Class I
05-31-22	58.45	(0.03)•	(5.15)	(5.18)	0.00*	9.01	—	9.01	—	44.26	(12.19)	0.61	0.61	0.61	(0.05)	577,160	76
05-31-21	49.83	0.04•	15.32	15.36	0.12	6.62	—	6.74	—	58.45	31.64	0.61	0.63	0.63	0.07	851,822	93
05-31-20	42.73	0.21•	9.00	9.21	0.28	1.83	—	2.11	—	49.83	21.80	0.59	0.66	0.66	0.44	671,609	83
05-31-19	42.89	0.29	2.24	2.53	0.17	2.52	—	2.69	—	42.73	6.47	0.59	0.66	0.66	0.70	600,368	95
05-31-18	38.68	0.23•	6.27	6.50	0.18	2.11	—	2.29	—	42.89	17.10	0.73	0.68	0.68	0.56	513,009	90
Class P3
05-31-22	59.74	0.34•	(5.38)	(5.04)	0.00*	9.01	—	9.01	—	45.69	(11.65)	0.56	0.00*	0.00*	0.57	3	76
05-31-21	50.48	0.39•	15.65	16.04	0.16	6.62	—	6.78	—	59.74	32.64	0.55	0.00*	0.00*	0.68	3	93
05-31-20	43.02	0.52•	9.08	9.60	0.31	1.83	—	2.14	—	50.48	22.58	0.55	0.00*	0.00*	1.10	16,021	83
06-01-18(4) - 05-31-19	43.43	0.59•	1.71	2.30	0.19	2.52	—	2.71	—	43.02	5.90	0.55	0.00*	0.00*	1.37	10,253	95
Class R
05-31-22	57.15	(0.36)•	(4.94)	(5.30)	—	9.01	—	9.01	—	42.84	(12.71)	1.22	1.22	1.22	(0.65)	858	76
05-31-21	49.02	(0.28)•	15.03	14.75	—	6.62	—	6.62	—	57.15	30.87	1.21	1.21	1.21	(0.51)	1,018	93
05-31-20	42.09	(0.09)•	8.85	8.76	—	1.83	—	1.83	—	49.02	21.02	1.21	1.29	1.29	(0.19)	861	83
05-31-19	42.36	0.02	2.23	2.25	—	2.52	—	2.52	—	42.09	5.84	1.20	1.29	1.29	0.07	1,082	95
05-31-18	38.30	(0.04)	6.21	6.17	—	2.11	—	2.11	—	42.36	16.36	1.33	1.31	1.31	(0.08)	935	90
Class R6
05-31-22	58.51	(0.01)•	(5.15)	(5.16)	0.00*	9.01	—	9.01	—	44.34	(12.13)	0.56	0.56	0.56	(0.02)	89,841	76
05-31-21	49.87	0.08•	15.33	15.41	0.15	6.62	—	6.77	—	58.51	31.74	0.55	0.55	0.55	0.14	306,068	93
05-31-20	42.76	0.24•	9.01	9.25	0.31	1.83	—	2.14	—	49.87	21.88	0.55	0.58	0.58	0.52	272,040	83
05-31-19	42.90	0.36•	2.22	2.58	0.20	2.52	—	2.72	—	42.76	6.60	0.55	0.58	0.58	0.85	294,339	95
05-31-18	38.67	0.25•	6.29	6.54	0.20	2.11	—	2.31	—	42.90	17.18	0.61	0.60	0.60	0.61	43,120	90
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Large-Cap Growth Fund (continued)
Class W
05-31-22	56.58	(0.08)•	(4.92)	(5.00)	—	9.01	—	9.01	—	42.57	(12.28)	0.72	0.72	0.72	(0.15)	52,098	76
05-31-21	48.42	0.01•	14.86	14.87	0.09	6.62	—	6.71	—	56.58	31.55	0.71	0.71	0.71	0.01	78,049	93
05-31-20	41.60	0.16•	8.74	8.90	0.25	1.83	—	2.08	—	48.42	21.64	0.71	0.79	0.79	0.35	73,288	83
05-31-19	41.79	0.21•	2.20	2.41	0.08	2.52	—	2.60	—	41.60	6.32	0.70	0.79	0.79	0.50	11,341	95
05-31-18	37.75	0.17•	6.12	6.29	0.14	2.11	—	2.25	—	41.79	16.95	0.83	0.81	0.81	0.42	17,220	90
Voya Large Cap Value Fund
Class A
05-31-22	13.25	0.12•	0.45	0.57	0.10	1.83	—	1.93	—	11.89	4.48	1.15	1.10	1.10	0.95	439,016	57
05-31-21	9.74	0.12•	4.39	4.51	0.16	0.84	—	1.00	—	13.25	48.66	1.16	1.10	1.10	1.09	452,381	94
05-31-20	11.04	0.17	(0.34)	(0.17)	0.21	0.92	—	1.13	—	9.74	(2.79)	1.19	1.10	1.10	1.55	331,769	154
05-31-19	12.09	0.19	(0.06)	0.13	0.17	1.01	—	1.18	—	11.04	1.51	1.18	1.10	1.10	1.60	362,398	90
05-31-18	12.64	0.18	0.62	0.80	0.19	1.16	—	1.35	—	12.09	6.27	1.17	1.10	1.10	1.42	386,969	85
Class C
05-31-22	13.25	0.02•	0.46	0.48	0.02	1.83	—	1.85	—	11.88	3.72	1.90	1.85	1.85	0.16	6,143	57
05-31-21	9.74	0.04•	4.38	4.42	0.07	0.84	—	0.91	—	13.25	47.49	1.91	1.85	1.85	0.37	10,327	94
05-31-20	11.02	0.08•	(0.32)	(0.24)	0.12	0.92	—	1.04	—	9.74	(3.44)	1.94	1.85	1.85	0.73	13,664	154
05-31-19	12.05	0.11	(0.06)	0.05	0.07	1.01	—	1.08	—	11.02	0.81	1.93	1.85	1.85	0.84	39,550	90
05-31-18	12.61	0.09	0.61	0.70	0.10	1.16	—	1.26	—	12.05	5.38	1.92	1.85	1.85	0.67	53,290	85
Class I
05-31-22	14.68	0.18•	0.50	0.68	0.14	1.83	—	1.97	—	13.39	4.82	0.81	0.76	0.76	1.27	245,169	57
05-31-21	10.70	0.18•	4.83	5.01	0.19	0.84	—	1.03	—	14.68	49.13	0.82	0.76	0.76	1.43	271,656	94
05-31-20	12.03	0.22	(0.39)	(0.17)	0.24	0.92	—	1.16	—	10.70	(2.48)	0.84	0.76	0.76	1.90	230,991	154
05-31-19	13.07	0.25	(0.05)	0.20	0.23	1.01	—	1.24	—	12.03	1.95	0.84	0.76	0.76	1.94	214,877	90
05-31-18	13.57	0.24	0.66	0.90	0.24	1.16	—	1.40	—	13.07	6.55	0.84	0.76	0.76	1.76	242,245	85
Class P3
05-31-22	15.05	0.30•	0.50	0.80	0.14	1.83	—	1.97	—	13.88	5.56	0.79	0.00*	0.00*	2.04	3	57
05-31-21	10.86	0.27•	4.95	5.22	0.19	0.84	—	1.03	—	15.05	50.41	0.80	0.00*	0.00*	2.13	3	94
05-31-20	12.11	0.32•	(0.40)	(0.08)	0.25	0.92	—	1.17	—	10.86	(1.76)	0.80	0.00*	0.00*	2.70	7,208	154
06-01-18(4) - 05-31-19	13.18	0.33	(0.16)	0.17	0.23	1.01	—	1.24	—	12.11	1.77	0.80	0.00*	0.00*	2.75	3,945	90
Class R
05-31-22	13.29	0.09•	0.45	0.54	0.07	1.83	—	1.90	—	11.93	4.23	1.40	1.30	1.30	0.72	886	57
05-31-21	9.76	0.10•	4.40	4.50	0.13	0.84	—	0.97	—	13.29	48.48	1.41	1.30	1.30	0.88	1,032	94
05-31-20	11.06	0.14•	(0.35)	(0.21)	0.17	0.92	—	1.09	—	9.76	(3.11)	1.44	1.33	1.33	1.27	736	154
05-31-19	12.07	0.16•	(0.04)	0.12	0.12	1.01	—	1.13	—	11.06	1.44	1.43	1.32	1.32	1.38	1,297	90
05-31-18	12.63	0.16	0.60	0.76	0.16	1.16	—	1.32	—	12.07	5.93	1.42	1.31	1.31	1.20	3,785	85
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Large Cap Value Fund (continued)
Class R6
05-31-22	14.65	0.18•	0.50	0.68	0.14	1.83	—	1.97	—	13.36	4.84	0.79	0.74	0.74	1.30	20,126	57
05-31-21	10.68	0.18•	4.82	5.00	0.19	0.84	—	1.03	—	14.65	49.15	0.80	0.74	0.74	1.45	18,739	94
05-31-20	12.01	0.22•	(0.38)	(0.16)	0.25	0.92	—	1.17	—	10.68	(2.47)	0.80	0.74	0.74	1.82	14,936	154
05-31-19	13.06	0.26	(0.07)	0.19	0.23	1.01	—	1.24	—	12.01	1.90	0.80	0.74	0.74	1.96	106,327	90
05-31-18	13.55	0.24	0.67	0.91	0.24	1.16	—	1.40	—	13.06	6.66	0.80	0.74	0.74	1.77	165,612	85
Class W
05-31-22	14.66	0.17•	0.50	0.67	0.13	1.83	—	1.96	—	13.37	4.73	0.90	0.85	0.85	1.20	5,157	57
05-31-21	10.69	0.17•	4.82	4.99	0.18	0.84	—	1.02	—	14.66	48.94	0.91	0.85	0.85	1.35	5,267	94
05-31-20	12.01	0.22•	(0.39)	(0.17)	0.23	0.92	—	1.15	—	10.69	(2.50)	0.94	0.85	0.85	1.79	4,762	154
05-31-19	13.03	0.23•	(0.04)	0.19	0.20	1.01	—	1.21	—	12.01	1.92	0.93	0.85	0.85	1.81	6,265	90
05-31-18	13.53	0.23	0.65	0.88	0.22	1.16	—	1.38	—	13.03	6.46	0.92	0.85	0.85	1.67	13,689	85
Voya MidCap Opportunities Fund
Class A
05-31-22	23.82	(0.17)•	(3.32)	(3.49)	—	5.67	—	5.67	—	14.66	(20.04)	1.23	1.21	1.21	(0.81)	246,265	62
05-31-21	20.41	(0.20)•	8.70	8.50	—	5.09	—	5.09	—	23.82	43.16	1.27	1.25	1.25	(0.87)	346,695	82
05-31-20	19.28	(0.07)	2.67	2.60	—	1.47	—	1.47	—	20.41	13.68	1.28	1.27	1.27	(0.34)	275,279	92
05-31-19	22.97	(0.07)	0.31	0.24	—	3.93	—	3.93	—	19.28	2.97	1.26	1.26	1.26	(0.36)	277,900	103
05-31-18	23.52	(0.11)	3.05	2.94	—	3.49	—	3.49	—	22.97	13.13	1.26	1.26	1.26	(0.42)	266,052	102
Class C
05-31-22	13.68	(0.18)•	(1.34)	(1.52)	—	5.67	—	5.67	—	6.49	(20.58)	1.98	1.96	1.96	(1.58)	9,451	62
05-31-21	13.41	(0.23)•	5.59	5.36	—	5.09	—	5.09	—	13.68	42.15	2.02	2.00	2.00	(1.62)	23,803	82
05-31-20	13.22	(0.14)•	1.80	1.66	—	1.47	—	1.47	—	13.41	12.81	2.03	2.02	2.02	(1.04)	27,377	92
05-31-19	17.21	(0.18)	0.12	(0.06)	—	3.93	—	3.93	—	13.22	2.14	2.01	2.01	2.01	(1.12)	56,335	103
05-31-18	18.55	(0.21)•	2.36	2.15	—	3.49	—	3.49	—	17.21	12.33	2.01	2.01	2.01	(1.18)	83,124	102
Class I
05-31-22	29.83	(0.14)•	(4.48)	(4.62)	—	5.67	—	5.67	—	19.54	(19.77)	0.93	0.91	0.91	(0.51)	346,729	62
05-31-21	24.53	(0.16)•	10.55	10.39	—	5.09	—	5.09	—	29.83	43.65	0.94	0.92	0.92	(0.55)	504,762	82
05-31-20	22.84	(0.01)	3.17	3.16	—	1.47	—	1.47	—	24.53	14.01	0.98	0.97	0.97	(0.01)	431,603	92
05-31-19	26.35	(0.02)	0.44	0.42	—	3.93	—	3.93	—	22.84	3.30	0.96	0.97	0.97	(0.08)	580,296	103
05-31-18	26.44	(0.04)	3.44	3.40	—	3.49	—	3.49	—	26.35	13.44	0.98	0.98	0.98	(0.15)	716,855	102
Class P3
05-31-22	31.19	0.12•	(4.80)	(4.68)	—	5.67	—	5.67	—	20.84	(19.04)	0.85	0.00*	0.00*	0.41	2	62
05-31-21	25.25	0.11•	10.92	11.03	—	5.09	—	5.09	—	31.19	45.04	0.87	0.00*	0.00*	0.37	3	82
05-31-20	23.26	0.22•	3.24	3.46	—	1.47	—	1.47	—	25.25	15.08	0.87	0.00*	0.00*	0.92	1,560	92
06-01-18(4) - 05-31-19	26.81	0.22•	0.16	0.38	—	3.93	—	3.93	—	23.26	3.17	0.85	0.00*	0.00*	0.90	1,126	103
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya MidCap Opportunities Fund (continued)
Class R
05-31-22	22.68	(0.21)•	(3.09)	(3.30)	—	5.67	—	5.67	—	13.71	(20.23)	1.48	1.46	1.46	(1.05)	2,241	62
05-31-21	19.65	(0.25)•	8.37	8.12	—	5.09	—	5.09	—	22.68	42.86	1.52	1.50	1.50	(1.12)	3,388	82
05-31-20	18.66	(0.11)•	2.57	2.46	—	1.47	—	1.47	—	19.65	13.38	1.53	1.52	1.52	(0.58)	2,743	92
05-31-19	22.42	(0.14)	0.31	0.17	—	3.93	—	3.93	—	18.66	2.70	1.51	1.51	1.51	(0.62)	3,021	103
05-31-18	23.09	(0.14)	2.96	2.82	—	3.49	—	3.49	—	22.42	12.84	1.51	1.51	1.51	(0.68)	3,757	102
Class R6
05-31-22	30.22	(0.12)•	(4.56)	(4.68)	—	5.67	—	5.67	—	19.87	(19.71)	0.85	0.83	0.83	(0.43)	95,140	62
05-31-21	24.78	(0.14)•	10.67	10.53	—	5.09	—	5.09	—	30.22	43.78	0.86	0.84	0.84	(0.47)	162,052	82
05-31-20	23.04	0.02	3.19	3.21	—	1.47	—	1.47	—	24.78	14.11	0.87	0.86	0.86	0.08	133,027	92
05-31-19	26.51	0.01	0.45	0.46	—	3.93	—	3.93	—	23.04	3.43	0.85	0.85	0.85	0.04	153,726	103
05-31-18	26.56	(0.01)	3.45	3.44	—	3.49	—	3.49	—	26.51	13.54	0.87	0.87	0.87	(0.03)	134,196	102
Class W
05-31-22	29.11	(0.15)•	(4.34)	(4.49)	—	5.67	—	5.67	—	18.95	(19.82)	0.98	0.96	0.96	(0.56)	57,800	62
05-31-21	24.05	(0.17)•	10.32	10.15	—	5.09	—	5.09	—	29.11	43.51	1.02	1.00	1.00	(0.61)	88,959	82
05-31-20	22.43	(0.02)	3.11	3.09	—	1.47	—	1.47	—	24.05	13.95	1.03	1.02	1.02	(0.08)	82,191	92
05-31-19	25.96	(0.03)	0.43	0.40	—	3.93	—	3.93	—	22.43	3.26	1.01	1.01	1.01	(0.12)	108,707	103
05-31-18	26.11	(0.04)	3.38	3.34	—	3.49	—	3.49	—	25.96	13.38	1.01	1.01	1.01	(0.18)	136,705	102
Voya Multi-Manager Mid Cap Value Fund
Class I
05-31-22	11.72	0.11•	(0.31)	(0.20)	0.15	1.53	—	1.68	—	9.84	(2.44)	0.79	0.78	0.78	0.95	116,274	30
05-31-21	7.83	0.09•	4.22	4.31	0.10	0.32	—	0.42	—	11.72	56.34(5)	0.79	0.78	0.78	0.93	175,387	47
05-31-20	9.26	0.12	(0.55)	(0.43)	0.12	0.88	—	1.00	—	7.83	(6.73)	0.88	0.83	0.83	1.26	106,294	63
05-31-19	11.99	0.12	(1.15)	(1.03)	0.13	1.57	—	1.70	—	9.26	(7.77)	0.92	0.88	0.88	1.04	113,560	36
05-31-18	11.38	0.11	1.34	1.45	0.09	0.75	—	0.84	—	11.99	12.91	0.86	0.84	0.84	0.83	180,650	26
Class P
05-31-22	11.87	0.18•	(0.30)	(0.12)	0.15	1.53	—	1.68	—	10.07	(1.68)	0.79	0.07	0.07	1.64	69,366	30
05-31-21	7.91	0.16•	4.23	4.39	0.11	0.32	—	0.43	—	11.87	56.66(5)	0.79	0.08	0.08	1.58	103,285	47
05-31-20	9.27	0.18	(0.54)	(0.36)	0.12	0.88	—	1.00	—	7.91	(5.97)	2.05	0.15	0.15	1.91	3	63
02-28-19(4) - 05-31-19	9.86	0.04•	(0.63)	(0.59)	—	—	—	—	—	9.27	(5.98)	1.99	0.15	0.15	1.77	3	36
Class P3
05-31-22	11.98	0.19•	(0.30)	(0.11)	0.15	1.53	—	1.68	—	10.19	(1.56)	0.79	0.00*	0.00*	1.71	3	30
05-31-21	7.99	0.16•	4.25	4.41	0.10	0.32	—	0.42	—	11.98	56.47(5)	0.79	0.00*	0.00*	1.63	3	47
05-31-20	9.35	0.19•	(0.55)	(0.36)	0.12	0.88	—	1.00	—	7.99	(5.86)	0.88	0.00*	0.00*	2.07	3,492	63
06-01-18(4) - 05-31-19	12.08	0.20•	(1.23)	(1.03)	0.13	1.57	—	1.70	—	9.35	(7.65)	0.92	0.00*	0.00*	1.87	2,377	36
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya SmallCap Opportunities Fund
Class A
05-31-22	66.50	(0.48)•	(11.78)	(12.26)	—	10.71	—	10.71	—	43.53	(21.12)	1.57	1.26	1.26	(0.83)	56,439	190
05-31-21	47.03	(0.54)•	20.01	19.47	—	—	—	—	—	66.50	41.40	1.60	1.35	1.35	(0.92)	79,301	135
05-31-20	45.06	(0.32)•	2.29	1.97	—	—	—	—	—	47.03	4.37	1.44	1.40	1.40	(0.69)	66,553	131
05-31-19	61.40	(0.25)	(7.39)	(7.64)	—	8.70	—	8.70	—	45.06	(11.51)	1.36	1.36	1.36	(0.45)	133,387	123
05-31-18	58.22	(0.24)	9.16	8.92	—	5.74	—	5.74	—	61.40	15.86	1.35	1.35	1.35	(0.38)	195,549	88
Class C
05-31-22	46.47	(0.62)•	(7.65)	(8.27)	—	10.71	—	10.71	—	27.49	(21.71)	2.32	2.01	2.01	(1.58)	3,947	190
05-31-21	33.11	(0.68)•	14.04	13.36	—	—	—	—	—	46.47	40.35	2.35	2.10	2.10	(1.67)	7,285	135
05-31-20	31.97	(0.48)•	1.62	1.14	—	—	—	—	—	33.11	3.57	2.19	2.15	2.15	(1.44)	8,062	131
05-31-19	46.96	(0.48)•	(5.81)	(6.29)	—	8.70	—	8.70	—	31.97	(12.24)	2.11	2.11	2.11	(1.19)	19,506	123
05-31-18	46.07	(0.53)•	7.16	6.63	—	5.74	—	5.74	—	46.96	15.03	2.10	2.10	2.10	(1.13)	36,198	88
Class I
05-31-22	74.78	(0.37)•	(13.48)	(13.85)	—	10.71	—	10.71	—	50.22	(20.90)	1.28	0.97	0.97	(0.55)	37,835	190
05-31-21	52.70	(0.37)•	22.45	22.08	—	—	—	—	—	74.78	41.90	1.27	1.00	1.00	(0.58)	97,121	135
05-31-20	50.33	(0.19)•	2.56	2.37	—	—	—	—	—	52.70	4.71	1.13	1.07	1.07	(0.37)	113,287	131
05-31-19	67.14	(0.07)•	(8.04)	(8.11)	—	8.70	—	8.70	—	50.33	(11.20)	1.02	1.02	1.02	(0.11)	233,232	123
05-31-18	63.00	(0.06)•	9.94	9.88	—	5.74	—	5.74	—	67.14	16.19	1.06	1.06	1.06	(0.09)	845,689	88
Class P3
05-31-22	77.83	0.30•	(14.22)	(13.92)	—	10.71	—	10.71	—	53.20	(20.12)	2.24	0.00*	0.00*	0.44	3	190
05-31-21	54.31	0.29•	23.23	23.52	—	—	—	—	—	77.83	43.31	2.23	0.00*	0.00*	0.42	4	135
05-31-20	51.33	0.37	2.61	2.98	—	—	—	—	—	54.31	5.81	2.20	0.00*	0.00*	0.68	3	131
06-04-18(4) - 05-31-19	68.64	0.53•	(9.14)	(8.61)	—	8.70	—	8.70	—	51.33	(11.62)	2.08	0.00*	0.00*	0.90	3	123
Class R
05-31-22	64.24	(0.61)•	(11.29)	(11.90)	—	10.71	—	10.71	—	41.63	(21.32)	1.82	1.51	1.51	(1.08)	594	190
05-31-21	45.54	(0.66)•	19.36	18.70	—	—	—	—	—	64.24	41.06	1.85	1.60	1.60	(1.17)	1,242	135
05-31-20	43.75	(0.43)•	2.22	1.79	—	—	—	—	—	45.54	4.09	1.69	1.65	1.65	(0.95)	1,027	131
05-31-19	60.06	(0.36)•	(7.25)	(7.61)	—	8.70	—	8.70	—	43.75	(11.73)	1.61	1.61	1.61	(0.70)	3,284	123
05-31-18	57.20	(0.39)	8.99	8.60	—	5.74	—	5.74	—	60.06	15.57	1.60	1.60	1.60	(0.64)	3,993	88
Class R6
05-31-22	75.69	(0.34)•	(13.59)	(13.93)	—	10.71	—	10.71	—	51.05	(20.73)	1.18	0.87	0.87	(0.47)	1,495	190
05-31-21	53.26	(0.29)•	22.72	22.43	—	—	—	—	—	75.69	42.11	1.10	0.90	0.90	(0.46)	29,553	135
05-31-20	50.81	(0.15)•	2.60	2.45	—	—	—	—	—	53.26	4.82	1.01	0.97	0.97	(0.27)	68,687	131
05-31-19	67.61	(0.02)	(8.08)	(8.10)	—	8.70	—	8.70	—	50.81	(11.10)	0.94	0.94	0.94	(0.03)	221,728	123
05-31-18	63.33	0.03•	9.99	10.02	—	5.74	—	5.74	—	67.61	16.33	0.92	0.92	0.92	0.04	322,756	88
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya SmallCap Opportunities Fund (continued)
Class W
05-31-22	73.38	(0.37)•	(13.20)	(13.57)	—	10.71	—	10.71	—	49.10	(20.92)	1.32	1.01	1.01	(0.57)	4,826	190
05-31-21	51.77	(0.43)•	22.04	21.61	—	—	—	—	—	73.38	41.74	1.35	1.10	1.10	(0.67)	8,214	135
05-31-20	49.47	(0.24)•	2.54	2.30	—	—	—	—	—	51.77	4.65	1.19	1.15	1.15	(0.48)	8,537	131
05-31-19	66.21	(0.12)	(7.92)	(8.04)	—	8.70	—	8.70	—	49.47	(11.25)	1.11	1.11	1.11	(0.20)	68,643	123
05-31-18	62.23	(0.09)	9.81	9.72	—	5.74	—	5.74	—	66.21	16.14	1.10	1.10	1.10	(0.13)	92,815	88
Voya U.S. High Dividend Low Volatility Fund
Class A
05-31-22	14.33	0.23•	0.73	0.96	0.25	3.65	—	3.90	—	11.39	6.29	1.14	0.60	0.60	1.88	3,953	91
05-31-21	11.05	0.21•	3.34	3.55	0.27	—	—	0.27	—	14.33	32.50	1.23	0.72	0.72	1.72	916	97
05-31-20	11.31	0.23	(0.07)	0.16	0.28	0.14	—	0.42	—	11.05	1.29	1.26	0.80	0.80	2.07	766	61
05-31-19	11.51	0.25•	0.16	0.41	0.20	0.41	—	0.61	—	11.31	3.87	1.26	0.80	0.80	2.19	281	62
05-31-18	10.74	0.24•	1.02	1.26	0.30	0.19	—	0.49	—	11.51	11.77	1.71	0.80	0.80	2.09	130	33
Class I
05-31-22	14.39	0.28•	0.73	1.01	0.28	3.65	—	3.93	—	11.47	6.67	0.40	0.33	0.33	2.13	40,516	91
05-31-21	11.10	0.25•	3.35	3.60	0.31	—	—	0.31	—	14.39	32.84	0.49	0.46	0.46	2.01	64,631	97
05-31-20	11.36	0.28•	(0.09)	0.19	0.31	0.14	—	0.45	—	11.10	1.57	0.51	0.51	0.51	2.33	101,037	61
05-31-19	11.55	0.26	0.20	0.46	0.24	0.41	—	0.65	—	11.36	4.28	0.51	0.52	0.52	2.39	299,079	62
05-31-18	10.77	0.31•	0.99	1.30	0.33	0.19	—	0.52	—	11.55	12.09	0.78	0.55	0.55	2.76	155,151	33
Class P3
05-31-22	14.61	0.33•	0.73	1.06	0.28	3.65	—	3.93	—	11.74	6.95	0.40	0.00*	0.00*	2.47	3	91
05-31-21	11.21	0.31•	3.40	3.71	0.31	—	—	0.31	—	14.61	33.50	0.49	0.00*	0.00*	2.50	3	97
05-31-20	11.40	0.33•	(0.07)	0.26	0.31	0.14	—	0.45	—	11.21	2.19	0.51	0.00*	0.00*	2.78	2,475	61
09-28-18(4) - 05-31-19	12.38	0.23•	(0.60)	(0.37)	0.20	0.41	—	0.61	—	11.40	(2.72)	0.52	0.00*	0.00*	2.94	8,480	62
Class R6
05-31-22	14.39	0.28•	0.73	1.01	0.28	3.65	—	3.93	—	11.47	6.68	0.40	0.32	0.32	2.15	61,673	91
05-31-21	11.10	0.25•	3.35	3.60	0.31	—	—	0.31	—	14.39	32.85	0.49	0.45	0.45	2.02	54,091	97
09-30-19(4) - 05-31-20	12.29	0.18•	(1.00)	(0.82)	0.23	0.14	—	0.37	—	11.10	(6.71)	0.51	0.51	0.51	2.25	92,638	61

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(4)
Commencement of operations.

(5)
Excluding a payment by affiliate in the fiscal year ended May 31, 2021, the total return for Multi-Manager Mid Cap Value would have been 56.13%, 56.45% and 56.26% on Classes I, P and P3, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022

NOTE 1 — ORGANIZATION
Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of eleven separate active investment series. This report is for: Voya Large-Cap Growth Fund (“Large-Cap Growth”), Voya Large Cap Value Fund (“Large Cap Value”), Voya MidCap Opportunities Fund (“MidCap Opportunities”), Voya Multi-Manager Mid Cap Value Fund (“Multi-Manager Mid Cap Value”), Voya SmallCap Opportunities Fund (“SmallCap Opportunities”), and Voya U.S. High Dividend Low Volatility Fund (“U.S. High Dividend Low Volatility”) (each, a “Fund” and collectively, the “Funds”). Each Fund, except Large-Cap Growth, is a diversified series of the Trust. Effective October 7, 2021, Large-Cap Growth is a non-diversified series of the Trust. Prior to October 7, 2021, Large-Cap Growth was a diversified series of the Trust.
Each Fund offers at least three or more of the following classes of shares: Class A, Class C, Class I, Class P, Class P3, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Effective November 2, 2021, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Prior to November 2, 2021, Class C shares, along with their pro rata reinvested dividend shares, automatically converted to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as sub-adviser to certain of the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund declares and pays dividends, if any, as follows:
Annually	Quarterly
Large-Cap Growth MidCap Opportunities Multi-Manager Mid Cap Value SmallCap Opportunities	Large Cap Value U.S. High Dividend Low Volatility
Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Large-Cap Growth which may temporarily lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
H. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
I. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2022, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Large-Cap Growth	$947,155,850	$1,420,764,775
Large Cap Value	419,975,058	491,508,977
MidCap Opportunities	655,478,309	853,630,888
Multi-Manager Mid Cap Value	69,184,456	148,237,985
SmallCap Opportunities	302,632,465	387,380,413
U.S. High Dividend Low Volatility	108,570,606	128,300,087
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments, the Investment Adviser to Multi-Manager Mid Cap Value, may, from time to time, directly manage a portion of the Fund’s investment

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
Large-Cap Growth	0.51% on all assets
Large Cap Value	0.75% on the first $1 billion; 0.725% on the next $1 billion; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% thereafter
MidCap Opportunities	0.85% on the first $500 million; 0.80% on the next $400 million; 0.75% on the next $450 million; and 0.70% thereafter
Multi-Manager Mid Cap Value(1)	0.80% on Direct Investments 0.40% on Passively Managed Assets
SmallCap Opportunities(2)	0.80% on all assets
U.S. High Dividend Low Volatility	0.29% on all assets

(1)
The Investment Adviser is contractually obligated to waive the management fee for Class P shares of Multi-Manager Mid Cap Value through October 1, 2022. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)
Prior to April 1, 2022, the management fee rate was 1.00% on first $250 million; 0.90% on the next $250 million; 0.85% on the next $250 million; and 0.82% thereafter.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, polices, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Large-Cap Growth	Voya IM*
Large Cap Value	Voya IM*
MidCap Opportunities	Voya IM*
Multi-Manager Mid Cap Value	Hahn Capital Management, LLC, LSV Asset Management and Voya IM*
SmallCap Opportunities U.S High Dividend Low Volatility	Voya IM* Voya IM*
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class A, Class C, and Class R shares of each respective Fund has a plan (each a “Plan” and collectively, the
“Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each share class pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class C	Class R
Large-Cap Growth	0.25%(1)	1.00%	0.50%
Large Cap Value	0.25%	1.00%	0.50%(2)
MidCap Opportunities	0.25%	1.00%	0.50%
SmallCap Opportunities	0.25%	1.00%	0.50%
U.S. High Dividend Low Volatility	0.25%	N/A	N/A

(1)
Of this 0.25% rate, Distribution Fees shall not exceed 0.10%.

(2)
The Distributor has agreed to waive 0.05% of the distribution fee. Termination or modification of this obligation requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2022, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Large-Cap Growth	$14,087	$—
Large Cap Value	10,252	—
MidCap Opportunities	10,303	—
SmallCap Opportunities	2,938	—
U.S. High Dividend Low Volatility	2,691	—
Contingent Deferred Sales Charges:
Large-Cap Growth	$62	$1,338
Large Cap Value	105	546
MidCap Opportunities	1,340	467
SmallCap Opportunities	111	94
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
During the year ended May 31, 2022, SmallCap Opportunities incurred $140,000 of proxy and solicitation costs associated with obtaining shareholder approval relating to its merger with and into Voya Small Cap Growth

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Fund, which is not included in this report. The Investment Adviser reimbursed the Fund for these costs.
At May 31, 2022, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	U.S. High Dividend Low Volatility	16.10%
Voya Investment Trust Co.	Multi-Manager Mid Cap Value	36.85
Voya Solution 2025 Portfolio	U.S. High Dividend Low Volatility	24.23
Voya Solution 2035 Portfolio	Multi-Manager Mid Cap Value	6.27
Voya Solution Income Portfolio	U.S. High Dividend Low Volatility	10.15
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Mid Cap Value	11.11
The Investment Adviser may direct the Funds’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the accompanying Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the
Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended May 31, 2022, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:
Fund	Amount
Large-Cap Growth	$4,094
Large Cap Value	29,101
MidCap Opportunities	20,530
Multi-Manager Mid Cap Value	—
SmallCap Opportunities	1,374
U.S. High Dividend Low Volatility	6
NOTE 7 — LICENSING FEE
Multi-Manager Mid Cap Value pays an annual licensing fee to Frank Russell Company.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class C	Class I	Class P	Class P3	Class R	Class R6	Class W
Large-Cap Growth	1.15%	1.90%	0.90%	N/A	0.00%	1.40%	0.80%	0.90%
Large Cap Value	1.25%	2.00%	1.00%	N/A	0.00%	1.50%	0.78%	1.00%
MidCap Opportunities	1.35%	2.10%	0.98%	N/A	0.00%	1.60%	0.88%	1.10%
Multi-Manager Mid Cap Value	N/A	N/A	0.78%	0.15%	0.00%	N/A	N/A	N/A
SmallCap Opportunities	1.50%	2.25%	1.15%	N/A	0.00%	1.75%	1.05%	1.25%
U.S. High Dividend Low Volatility	0.60%	N/A	0.35%	N/A	0.00%	N/A	0.32%	N/A
Pursuant to side letter agreements, through October 1, 2022, except for SmallCap Opportunities which is through October 1, 2023, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

	Class A	Class C	Class I	Class P3	Class R	Class R6	Class W
Large-Cap Growth	1.04%	1.79%	0.66%	0.00%	1.29%	0.58%	0.79%
Large Cap Value	1.10%	1.85%	0.76%	0.00%	1.35%	0.74%	0.85%
MidCap Opportunities(1)	1.26%	2.01%	0.93%	0.00%	1.51%	0.83%	1.01%
SmallCap Opportunities(1)(2)	1.30%	2.05%	0.95%	0.00%	1.55%	0.85%	1.05%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)
Prior to January 1, 2022, the side letter expense limits were 1.33%, 2.08%, 0.98%, 1.58%, 0.88% and 1.08% for Class A, Class C, Class I, Class R, Class R6 and Class W, respectively.

Unless otherwise specified above and with the exception of the non-recoupable Class P management fee waiver for Multi-Manager Mid Cap Value, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of May 31, 2022, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	May 31,
	2023	2024	2025	Total
Large-Cap Growth	$76,065	$100,499	$17	$176,581
Large Cap Value	472,886	450,348	353,463	1,276,697
Multi-Manager Mid Cap Value	64,909	37,487	11,920	114,316
U.S. High Dividend Low Volatility	47,256	79,810	86,148	213,214
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2022, are as follows:
	May 31,
	2023	2024	2025	Total
Large Cap Value
Class A	$122,954	$24,061	$28,637	$175,652
Class C	8,552	618	464	9,634
Class I	53,489	1,510	5,474	60,473
Class W	1,930	257	317	2,504
Multi-Manager Mid Cap Value
Class I	—	11,056	11,931	22,987
Class P	32	—	—	32
U.S. High Dividend Low Volatility
Class A	3,115	3,563	8,889	15,567
Class R6	—	1,828	932	2,760
The expense limitation agreements are contractual through October 1, 2022 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective June 14, 2021, the Funds, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 14, 2021.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended May 31, 2022:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Large-Cap Growth	1	$4,355,000	1.33%
MidCap Opportunities	3	596,000	1.33
Multi-Manager Mid Cap Value	3	8,025,333	1.33
SmallCap Opportunities	6	1,152,000	1.34
U.S. High Dividend Low Volatility	6	1,565,167	1.43

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Large-Cap Growth
Class A
5/31/2022	331,588	—	468,565	(472,756)	—	327,397	17,292,240	—	22,645,732	(22,794,968)	—	17,143,004
5/31/2021	469,581	—	306,384	(407,925)	—	368,040	23,390,960	—	14,841,257	(20,300,623)	—	17,931,593
Class C
5/31/2022	37,058	—	90,433	(262,092)	—	(134,601)	1,430,520	—	3,269,136	(10,724,891)	—	(6,025,235)
5/31/2021	65,365	—	83,241	(193,340)	—	(44,734)	2,632,275	—	3,198,948	(7,760,182)	—	(1,928,960)
Class I
5/31/2022	2,581,534	—	2,158,149	(6,274,179)	—	(1,534,496)	146,741,561	—	121,762,786	(345,252,190)	—	(76,747,844)
5/31/2021	4,018,967	—	1,515,733	(4,438,897)	—	1,095,803	227,579,528	—	83,486,584	(248,079,272)	—	62,986,840
Class P3
5/31/2022		—	8	(2)	—	6		—	447	(125)	—	322
5/31/2021	154,857	—	40,459	(512,635)	—	(317,319)	8,803,735	—	2,268,529	(30,889,652)	—	(19,817,389)
Class R
5/31/2022	3,481	—	3,185	(4,462)	—	2,204	204,181	—	174,404	(225,631)	—	152,954
5/31/2021	4,543	—	2,118	(6,406)	—	254	251,169	—	114,365	(359,981)	—	5,553
Class R6
5/31/2022	702,956	—	464,627	(4,372,479)	—	(3,204,896)	41,384,222	—	26,251,441	(261,784,349)	—	(194,148,685)
5/31/2021	1,293,763	—	614,423	(2,131,979)	—	(223,792)	73,399,777	—	33,867,002	(119,820,288)	—	(12,553,509)
Class W
5/31/2022	110,930	—	202,990	(469,649)	—	(155,729)	6,118,881	—	11,020,316	(25,997,804)	—	(8,858,607)
5/31/2021	705,143	—	95,694	(934,871)	—	(134,035)	39,203,085	—	5,104,301	(48,254,181)	—	(3,946,796)
Large Cap Value
Class A
5/31/2022	1,450,702	—	5,079,914	(3,747,992)	—	2,782,624	18,577,350	—	60,100,685	(46,739,996)	—	31,938,039
5/31/2021	1,211,822	—	2,791,991	(3,928,195)	—	75,618	13,567,380	—	30,483,723	(43,451,487)	—	599,616
Class C
5/31/2022	146,404	—	74,354	(482,745)	—	(261,987)	1,866,506	—	875,906	(6,414,193)	—	(3,671,781)
5/31/2021	73,218	—	77,964	(775,216)	—	(624,034)	862,554	—	850,985	(8,397,509)	—	(6,683,969)
Class I
5/31/2022	3,557,651	—	2,714,433	(6,466,078)	—	(193,994)	49,300,499	—	36,179,203	(88,503,292)	—	(3,023,590)
5/31/2021	3,437,157	—	1,728,314	(8,256,034)	—	(3,090,563)	43,126,118	—	20,851,910	(101,311,671)	—	(37,333,643)
Class P3
5/31/2022	—	—	30	—	—	30	—	—	419	—	—	419
5/31/2021	558,848	—	75,517	(1,297,841)	—	(663,476)	6,732,073	—	933,386	(18,399,199)	—	(10,733,740)
Class R
5/31/2022	31,780	—	12,026	(47,255)	—	(3,449)	415,060	—	142,468	(590,808)	—	(33,280)
5/31/2021	27,087	—	7,477	(32,218)	—	2,347	289,742	—	81,952	(383,694)	—	(12,001)
Class R6
5/31/2022	371,145	—	185,982	(329,783)	—	227,344	5,122,983	—	2,473,476	(4,557,014)	—	3,039,445
5/31/2021	86,356	—	107,040	(313,464)	—	(120,068)	1,158,254	—	1,289,470	(3,931,084)	—	(1,483,361)
Class W
5/31/2022	25,859	—	49,376	(48,804)	—	26,431	353,025	—	656,778	(687,336)	—	322,467
5/31/2021	38,861	—	29,939	(155,301)	—	(86,501)	451,498	—	360,499	(1,800,798)	—	(988,802)
MidCap Opportunities
Class A
5/31/2022	1,525,089	—	3,583,252	(2,870,720)	—	2,237,621	33,584,764	—	67,902,629	(59,293,944)	—	42,193,449
5/31/2021	1,411,614	—	2,445,731	(2,791,660)	—	1,065,686	32,707,295	—	54,931,122	(64,565,729)	—	23,072,689
Class C
5/31/2022	85,361	—	701,974	(1,070,540)	—	(283,205)	894,452	—	5,903,600	(13,404,518)	—	(6,606,466)
5/31/2021	146,261	—	581,350	(1,029,182)	—	(301,570)	2,061,008	—	7,522,675	(14,772,608)	—	(5,188,925)

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
MidCap Opportunities (continued)
Class I
5/31/2022	4,166,979	—	3,162,411	(6,504,448)	—	824,942	113,395,004	—	79,724,378	(165,129,884)	—	27,989,498
5/31/2021	4,074,895	—	2,318,218	(7,064,434)	—	(671,321)	116,965,946	—	65,095,569	(198,086,977)	—	(16,025,462)
Class P3
5/31/2022	—	—	20	—	—	20	—	—	531	—	—	531
5/31/2021	19,658	—	10,298	(91,659)	—	(61,703)	579,650	—	301,007	(2,935,532)	—	(2,054,875)
Class R
5/31/2022	19,157	—	38,422	(43,586)	—	13,993	380,864	—	681,608	(1,015,439)	—	47,033
5/31/2021	14,108	—	27,652	(31,932)	—	9,828	309,845	—	592,021	(717,121)	—	184,745
Class R6
5/31/2022	1,786,522	—	877,912	(3,238,955)	—	(574,521)	50,289,673	—	22,500,900	(87,741,739)	—	(14,951,166)
5/31/2021	2,285,639	—	684,966	(2,975,196)	—	(4,591)	67,365,915	—	19,480,436	(85,658,729)	—	1,187,622
Class W
5/31/2022	358,205	—	630,447	(994,734)	—	(6,082)	9,210,570	—	15,420,739	(26,142,414)	—	(1,511,105)
5/31/2021	1,423,830	—	341,050	(2,126,980)	—	(362,100)	40,880,860	—	9,351,597	(54,911,483)	—	(4,679,027)
Multi-Manager Mid Cap Value
Class I
5/31/2022	869,769	—	1,806,734	(5,830,155)	—	(3,153,652)	9,596,879	—	18,826,166	(66,550,385)	—	(38,127,340)
5/31/2021	5,858,724	—	556,113	(5,029,088)	—	1,385,749	63,496,407	—	5,277,513	(47,813,742)	—	20,960,179
Class P
5/31/2022	1,659,846	—	974,244	(4,448,675)	—	(1,814,585)	18,635,019	—	10,346,472	(52,053,695)	—	(23,072,204)
5/31/2021	9,880,726	—	236,685	(1,416,752)	—	8,700,658	92,235,317	—	2,274,539	(13,712,549)	—	80,797,307
Class P3
5/31/2022	—	—	42	—	—	42	—	—	442	—	—	442
5/31/2021	171,604	—	20,812	(628,962)	—	(436,546)	1,621,990	—	201,671	(7,139,998)	—	(5,316,337)
SmallCap Opportunities
Class A
5/31/2022	75,628	—	196,118	(167,822)	—	103,924	4,322,370	—	10,243,233	(9,374,633)	—	5,190,970
5/31/2021	55,376	—	—	(278,005)	—	(222,629)	3,239,591	—	—	(15,735,694)	—	(12,496,104)
Class C
5/31/2022	7,277	—	39,883	(60,370)	—	(13,210)	266,048	—	1,320,114	(2,443,743)	—	(857,581)
5/31/2021	8,948	—	—	(95,663)	—	(86,715)	385,814	—	—	(3,669,283)	—	(3,283,469)
Class I
5/31/2022	123,413	—	141,867	(810,751)	—	(545,471)	7,893,096	—	8,536,168	(54,836,276)	—	(38,407,012)
5/31/2021	197,114	—	—	(1,047,915)	—	(850,800)	13,340,129	—	—	(64,500,540)	—	(51,160,411)
Class P3
5/31/2022	—	—	9	—	—	9	—	—	556	0	—	556
5/31/2021	—	—	—	—	—	—	—	—	—	—	—	—
Class R
5/31/2022	2,655	—	2,623	(10,354)	—	(5,076)	145,937	—	131,143	(597,969)	—	(320,889)
5/31/2021	5,428	—	—	(8,639)	—	(3,211)	307,007	—	—	(471,705)	—	(164,699)
Class R6
5/31/2022	36,043	—	31,772	(428,999)	—	(361,184)	2,425,322	—	1,940,625	(28,934,328)	—	(24,568,381)
5/31/2021	102,186	—	—	(1,001,282)	—	(899,097)	6,654,408	—	—	(63,392,502)	—	(56,738,094)
Class W
5/31/2022	2,954	—	18,711	(35,302)	—	(13,637)	196,654	—	1,100,963	(2,125,008)	—	(827,391)
5/31/2021	9,930	—	—	(62,907)	—	(52,977)	620,718	—	—	(3,872,852)	—	(3,252,133)
U.S. High Dividend Low Volatility
Class A
5/31/2022	323,637	—	30,100	(70,733)	—	283,004	3,820,541	—	353,788	(838,993)	—	3,335,336
5/31/2021	23,674	—	1,146	(30,207)	—	(5,387)	310,734	—	14,265	(372,416)	—	(47,418)
Class I
5/31/2022	1,144,958	—	1,459,401	(3,560,565)	—	(956,206)	14,832,839	—	17,288,350	(43,162,599)	—	(11,041,410)
5/31/2021	1,783,424	—	196,603	(6,592,249)	—	(4,612,223)	21,077,183	—	2,438,571	(83,446,302)	—	(59,930,547)

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
U.S. High Dividend Low Volatility (continued)
Class P3
5/31/2022	—	—	71	—	—	71	—	—	856	—	—	856
5/31/2021	168,838	—	6,149	(395,634)	—	(220,646)	2,070,339	—	78,430	(5,431,400)	—	(3,282,632)
Class R6
5/31/2022	1,865,148	—	1,334,200	(1,578,355)	—	1,620,993	24,286,504	—	15,793,093	(20,060,489)	—	20,019,108
5/31/2021	1,481,848	—	181,635	(6,251,484)	—	(4,588,001)	17,685,323	—	2,265,796	(82,587,016)	—	(62,635,897)
NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2022:
Large-Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Wells Fargo Securities LLC	$6,773,795	$(6,773,795)	$—
Total	$6,773,795	$(6,773,795)	$—

(1)
Cash Collateral with a fair value of $6,925,568 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

MidCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc.	$1,160,430	$(1,160,430)	$—
UBS AG	464,473	(464,473)	—
Total	$1,624,903	$(1,624,903)	$—

(1)
Cash Collateral with a fair value of $1,660,249 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Multi-Manager Mid Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	$149,524	$(149,524)	$—
National Bank of Canada Financial Inc.	351,886	(351,886)	—
Wells Fargo Securities LLC	295,942	(295,942)	—
Total	$797,352	$(797,352)	$—

(1)
Cash Collateral with a fair value of $817,682 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$34,934	$(34,934)	$—
Credit Suisse Securities (USA) LLC	49,763	(49,763)	—
National Bank of Canada Financial Inc.	1,048,881	(1,048,881)	—
National Financial Services LLC	420,853	(420,853)	—
Natixis Securities America LLC	5,807	(5,807)	—
TD Prime Services LLC	1,048,362	(1,048,362)	—
Wells Fargo Securities LLC	635,244	(635,244)	—
Total	$3,243,844	$(3,243,844)	$—

(1)
Cash Collateral with a fair value of $3,323,479 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. High Dividend Low Volitality
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$341,547	$(341,547)	$—
TD Prime Services LLC	288,606	(288,606)	—
Total	$630,153	$(630,153)	$—

(1)
Cash Collateral with a fair value of $667,037 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of wash sale deferrals and distributions in connection with redemption of fund shares (equalization).
The following permanent tax differences have been reclassified as of May 31, 2022:
	Paid-in Capital	Distributable Earnings
Large-Cap Growth	$31,069,921(1)	$(31,069,921)
Multi-Manager Mid Cap Value	9,732,215(2)	(9,732,215)

(1)
Amount relates to equalization for years ending May 31, 2021 and May 31, 2022.

(2)
Amount relates to equalization.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended May 31, 2022		Year Ended May 31, 2021
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Large-Cap Growth	$71,816,890	$116,304,370	$44,791,431	$100,356,825
Large Cap Value	28,238,589	76,847,815	9,818,581	47,536,477
MidCap Opportunities	93,737,162	130,309,101	86,068,130	94,191,226
Multi-Manager Mid Cap Value	9,458,957	19,714,122	3,478,461	4,275,262
SmallCap Opportunities	13,964,631	11,508,318	—	—
U.S. High Dividend Low Volatility	12,188,538	21,248,599	4,797,519	—

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of May 31, 2022 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Other	Total Distributable Earnings/(Loss)
Large-Cap Growth	$—	$127,925,844	$(323,810)	$(42,160,558)	$138,078,052	$(13,957)	$223,505,571
Large Cap Value	6,552,562	34,951,551	—	—	103,762,058	(33,488)	145,232,683
MidCap Opportunities	—	—	(1,818,512)	(6,294,846)	(30,346,621)	(25,706)	(38,485,685)
Multi-Manager Mid Cap Value	1,448,913	8,790,234	—	—	11,319,429	(4,056)	21,554,520
SmallCap Opportunities	—	20,830	(385,010)	(13,197,495)	(11,863,069)	(14,652)	(25,439,396)
U.S. High Dividend Low Volatility	2,761,907	7,533,077	—	—	7,341,094	(1,681)	17,634,397
At May 31, 2022, the Funds did not have any capital loss carryovers for U.S. federal income tax purposes.
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2022 no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LITIGATION
On September 24, 2012, certain Voya mutual funds, including Large Cap Value (the “Subject Fund”), were officially served and included as shareholder defendants in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (the “FitzSimons Action”). The FitzSimons Action arises from the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).
In the FitzSimons Action, the plaintiff (a litigation trustee appointed by the Bankruptcy Court, the “Trustee”) alleges that Tribune acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of Tribune through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the Trustee must prove that Tribune — not the Subject Fund — acted with actual fraudulent intent when Tribune redeemed its shares. With regard to the Subject Fund, the Trustee need only show that the Subject Fund tendered its shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering its shares is not a defense to the Trustee’s actual fraud claim.
In addition to the FitzSimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the FitzSimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases (former creditors of Tribune) allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered Tribune insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.
Procedural History of the State Law Constructive Fraudulent Transfer Cases
A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases to be transferred to the Southern District of New York (the “District Court”).
On September 23, 2013, the District Court dismissed the claims against the shareholder defendants, holding that the plaintiffs lacked standing to pursue the claims so long as the Trustee in the FitzSimons Action maintained the actual fraudulent transfer claims in the FitzSimons case against the same shareholders.
On December 20, 2013, the plaintiffs appealed the decision to the Second Circuit Court of Appeals (the “Second Circuit”). The Second Circuit affirmed the dismissal on March 24, 2016. The Second Circuit held that Section 546(e) of the Bankruptcy Code barred the state-law fraudulent constructive transfer claims, finding that the claims were preempted because they conflict with

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 13 — LITIGATION (continued)

the purpose of Section 546(e). On April 12, 2016, the plaintiffs moved for rehearing en banc in the Second Circuit; the motion was subsequently denied. The plaintiffs filed a petition for a writ of certiorari in the United States Supreme Court (the “Supreme Court”) on September 9, 2016. The shareholder defendants filed their opposition on October 24, 2016, to which the plaintiffs filed a reply on November 4, 2016.
On February 27, 2018, the Supreme Court issued its decision in Merit Management Group v. FTI Consulting (“Merit Management”), a case that, like Tribune, deals with the appropriate scope of section 546(e) of the Bankruptcy Code. On April 3, 2018, the Supreme Court issued a “statement” from two justices announcing that consideration of plaintiffs’ certiorari petition would be deferred for an undetermined period of time to “allow” the Second Circuit or the District Court to consider, among other things, whether the Second Circuit’s March 2016 decision should be vacated in light of Merit Management. On April 10, 2018, the plaintiffs asked the Second Circuit to vacate its prior decision and remand to the District Court for further proceedings. The shareholder defendants filed an opposition on April 20, 2018. On May 15, 2018, the Second Circuit entered an order recalling the mandate “in anticipation of further panel review.” The order did not provide any specific timing for, or guidance on, next steps.
Following the Second Circuit’s recall of its prior mandate in light of the Supreme Court’s decision in Merit Management, on December 19, 2019, the Second Circuit issued an amended opinion which vacated its prior March 24, 2016 opinion. This amended opinion once again affirmed the dismissal of the case — affirming the Second Circuit’s prior ruling regarding preemption, and holding that Tribune qualified as a “financial institution.” A new mandate was also issued. The plaintiffs once again moved for rehearing en banc in connection with this ruling on January 2, 2020, but this request was denied by the Second Circuit on February 6, 2020. On July 6, 2020 the plaintiffs filed a petition for writ of certiorari appealing the Second Circuit’s decision up to the Supreme Court. On April 19, 2021, the Supreme Court, after seeking the opinion of the Solicitor General on whether certiorari should be granted, denied the petition to hear the appeal. The Second Circuit’s dismissal of the consolidated state law constructive fraudulent transfer suits thus stands as a final decision; this matter may now be considered closed.
Procedural History of the FitzSimons Action
Similar to the State Law Constructive Fraudulent Transfer Cases, the FitzSimons Action was transferred to the District Court for pre-trial purposes. On November 20,
2013, the District Court entered an order stating that the FitzSimons Action would remain with the District Court. On January 6, 2017, the District Court dismissed the actual fraudulent transfer claims against the shareholder defendants without leave to replead. Because the January 6 decision did not fully dispose of all claims asserted in the complaint, the Trustee could not automatically appeal the decision. On February 1, 2017, the Trustee sought leave to file a motion for certification of the Motion to Dismiss. On February 23, 2017, the District Court issued an order stating that it intended to delay certification of the Motion to Dismiss until certain other pending motions to dismiss (not involving the shareholder defendants) were resolved.
On July 18, 2017, the Trustee sought permission from the District Court to file a motion seeking leave to amend its complaint to include a constructive fraudulent transfer claim based on the anticipated ruling in Merit Management. On August 24, 2017, the District Court denied the request without prejudice, but noted that affirmance of Merit Management would give the Trustee a strong argument that he should be allowed to amend his complaint. On March 8, 2018, the Trustee renewed his request to amend his complaint to add a constructive fraudulent transfer claim in light of the Merit Management decision. On March 13, 2018, counsel for a number of shareholder defendants (including counsel for the Subject Fund) filed an opposition.
On June 18, 2018, the District Court entered an order staying any decision on the Trustee’s request on the grounds that it would be preferable to hold off until the Second Circuit issued a further ruling in the State Law Constructive Fraudulent Transfer Cases. The District Court also instructed the parties to file a joint letter indicating their views on proceeding with efforts to seek to achieve a global resolution of the case. On July 9, 2018, the parties submitted a joint letter that voiced general support for a broad based mediation effort.
On November 30, 2018, Judge Sullivan granted motions to dismiss brought by certain Tribune directors and officers. This decision did not directly impact the shareholder defendants, and because it did not resolve all of the pending motions to dismiss, it did not facilitate an appeal of the dismissal of claims against the shareholder defendants (which had been dismissed almost two years prior). On December 1, 2018, the FitzSimons Action (along with all other Tribune cases still pending in the District Court) were reassigned from Judge Sullivan to Judge Denise Cote. On December 17, 2018, the Trustee filed a motion for reconsideration of Judge Sullivan’s November 30, 2018 decision. On February 12, 2019, Judge Cote denied the Trustee’s motion for reconsideration in its entirety.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 13 — LITIGATION (continued)

On March 27, 2019, Judge Cote lifted the stay previously imposed by Judge Sullivan and allowed the Trustee to move to amend the complaint to assert a constructive fraudulent transfer claim. The Trustee filed his motion on April 4, 2019. The shareholder defendants’ opposition was filed on April 12, 2019. On April 23, 2019, Judge Cote denied the Trustee’s motion. Significantly, Judge Cote held that Tribune qualifies as a “financial institution” under section 546(e) of the Bankruptcy Code.
In mid-July 2019, the Trustee filed a notice of appeal from, among other things, the District Court’s order dismissing the intentional fraudulent transfer claims against the shareholder defendants as well as the order denying the Trustee’s request to amend the complaint to include constructive fraudulent transfer claims against the shareholder defendants. The Trustee filed his opening brief in early January 2020. The Second Circuit has directed that this appeal be heard in tandem with the appeal of the separate suit pursued by the Trustee against financial advisors Citigroup and Merrill Lynch. The defendants’ brief in the appeal of the Trustee’s fraudulent transfer action was filed on April 27, 2020, and a reply brief was filed by the Trustee on May 18, 2020. Oral argument in front of the Second Circuit occurred on August 24, 2020.
Almost a year later, the Second Circuit issued its ruling through a written decision published on August 20, 2021. The decision by the Second Circuit affirmed the District Court’s earlier dismissal of the Trustee’s claims against the shareholder defendants. (While the decision does permit the Trustee to pursue a limited claim against Tribune’s former financial advisors, this will not affect any shareholder defendants).
The Trustee attempted to appeal this decision but did not succeed. On September 7, 2021, the Trustee filed a petition with the Second Circuit seeking a panel rehearing or a rehearing en banc. One month later, on October 7, 2021, the Second Circuit issued an order denying the Trustee’s request for a rehearing. The Trustee proceeded to file a writ of certiorari with the Supreme Court, but the Supreme Court denied the petition for writ on February 22, 2022. As the Trustee has now exhausted all potential avenues for appeal, the Second Circuit’s decision stands as final. This matter may now be considered closed.
NOTE 14 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund.
NOTE 15 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Funds’ Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, each Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re- classification, as necessary) of a Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding a Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 15 — LIQUIDITY (continued)

historical redemptions to determine whether a Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2021 through December 31, 2021, the Program supported the Funds’ ability to honor redemption requests in a timely manner and the Program Administrator’s management of each Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks.
NOTE 16 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Funds. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.
NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 18 — SUBSEQUENT EVENTS
Dividends: Subsequent to May 31, 2022, the following Funds declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Large Cap Value
Class A	$0.0245	July 5, 2022	June 30, 2022
Class C	$0.0025	July 5, 2022	June 30, 2022
Class I	$0.0331	July 5, 2022	June 30, 2022
Class P3	$0.0338	July 5, 2022	June 30, 2022
Class R	$0.0178	July 5, 2022	June 30, 2022
Class R6	$0.0338	July 5, 2022	June 30, 2022
Class W	$0.0315	July 5, 2022	June 30, 2022
U.S. High Dividend Low Volatility
Class A	$0.0458	July 5, 2022	June 30, 2022
Class I	$0.0520	July 5, 2022	June 30, 2022
Class P3	$0.0521	July 5, 2022	June 30, 2022
Class R6	$0.0521	July 5, 2022	June 30, 2022
Line of Credit Renewal: Effective June 13, 2022, the funds to which the Credit Agreement is available have entered into a renewed 364-Day Credit Agreement with BNY for an aggregate amount of $400,000,000 and will pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Reorganization: The Board approved a proposal to reorganize SmallCap Opportunities (the “Disappearing Fund”) with and into Voya Small Cap Growth Fund, which is not included in this report, (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund at a shareholder meeting scheduled to be held on or about September 27, 2022. The Disappearing Fund will notify its shareholders if

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 18 — SUBSEQUENT EVENTS (continued)

shareholder approval of the Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about October 21, 2022.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Large-Cap Growth Fund	as of May 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.0%
	Communication Services: 7.5%
24,656 (1)	Alphabet, Inc. - Class A	$56,098,318	6.6
57,068 (1)	Take-Two Interactive Software, Inc.	7,106,678	0.9
		63,204,996	7.5
	Consumer Discretionary: 16.7%
26,547 (1)	Amazon.com, Inc.	63,824,032	7.6
10,182 (1)	Chipotle Mexican Grill, Inc.	14,280,764	1.7
51,734 (1)	Etsy, Inc.	4,196,662	0.5
78,498 (1)	Expedia Group, Inc.	10,152,146	1.2
151,287	Nike, Inc. - Class B	17,980,460	2.1
151,052	Ross Stores, Inc.	12,842,441	1.5
116,513 (1)	Royal Caribbean Cruises Ltd.	6,765,910	0.8
14,633 (1)	Tesla, Inc.	11,095,619	1.3
		141,138,034	16.7
	Consumer Staples: 3.7%
93,141	Constellation Brands, Inc.	22,863,322	2.7
65,429	Walmart, Inc.	8,416,132	1.0
		31,279,454	3.7
	Energy: 1.7%
65,939	Diamondback Energy, Inc.	10,024,047	1.2
36,501	Valero Energy Corp.	4,730,529	0.5
		14,754,576	1.7
	Financials: 2.3%
19,170	LPL Financial Holdings, Inc.	3,760,962	0.5
35,009	MSCI, Inc. - Class A	15,486,231	1.8
		19,247,193	2.3
	Health Care: 10.8%
334,815 (1)	Boston Scientific Corp.	13,730,763	1.6
42,216	Danaher Corp.	11,137,425	1.3
36,660 (1)	DexCom, Inc.	10,922,481	1.3
70,700 (1)	Edwards Lifesciences Corp.	7,130,095	0.9
88,296	Eli Lilly & Co.	27,675,498	3.3
145,129 (1)	Horizon Therapeutics Plc	13,016,620	1.5
33,174 (1)	Intuitive Surgical, Inc.	7,551,729	0.9
		91,164,611	10.8
	Industrials: 6.3%
102,450	Eaton Corp. PLC	14,199,570	1.7
28,634	L3Harris Technologies, Inc.	6,897,931	0.8
116,364	Quanta Services, Inc.	13,847,316	1.6
17,996 (1)	TransDigm Group, Inc.	10,894,239	1.3
61,962	Waste Connections, Inc.	7,902,633	0.9
		53,741,689	6.3
	Information Technology: 43.5%
157,448 (1)	Advanced Micro Devices, Inc.	16,037,653	1.9
506,434	Apple, Inc.	75,377,637	8.9
44,997 (1)	Crowdstrike Holdings, Inc.	7,199,070	0.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
76,282 (1)	Datadog, Inc.	$7,276,540	0.9
36,207 (1)	Gartner, Inc.	9,500,717	1.1
36,185	Intuit, Inc.	14,997,235	1.8
218,127	Marvell Technology, Inc.	12,902,212	1.5
384,241	Microsoft Corp.	104,463,601	12.3
22,169 (1)	MongoDB, Inc.	5,257,378	0.6
35,708	Motorola Solutions, Inc.	7,846,476	0.9
138,063	Nvidia Corp.	25,779,123	3.1
33,444 (1)	Palo Alto Networks, Inc.	16,814,974	2.0
72,716	Paychex, Inc.	9,004,422	1.1
32,854 (1)	ServiceNow, Inc.	15,358,260	1.8
139,731	Visa, Inc. - Class A	29,646,726	3.5
30,529 (1)	Zebra Technologies Corp.	10,324,603	1.2
		367,786,627	43.5
	Materials: 1.4%
110,922	Crown Holdings, Inc.	11,584,694	1.4

	Real Estate: 2.1%
62,095	ProLogis, Inc.	7,915,870	0.9
29,926	SBA Communications Corp.	10,073,391	1.2
		17,989,261	2.1
	Total Common Stock
	(Cost $662,962,089)	811,891,135	96.0
SHORT-TERM INVESTMENTS: 3.4%
	Mutual Funds: 3.4%
28,801,000 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.710%
	(Cost $28,801,000)	28,801,000	3.4
	Total Short-Term Investments
	(Cost $28,801,000)	28,801,000	3.4
	Total Investments in Securities (Cost $691,763,089)	$840,692,135	99.4
	Assets in Excess of Other Liabilities	5,411,281	0.6
	Net Assets	$846,103,416	100.0

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of May 31, 2022.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large-Cap Growth Fund	as of May 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$811,891,135	$—	$—	$811,891,135
Short-Term Investments	28,801,000	—	—	28,801,000
Total Investments, at fair value	$840,692,135	$—	$—	$840,692,135

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $702,614,083.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$214,843,397
Gross Unrealized Depreciation	(76,765,345)
Net Unrealized Appreciation	$138,078,052
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Fund	as of May 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.3%
	Communication Services: 9.0%
1,643,539	AT&T, Inc.	$34,990,945	4.9
302,727	Fox Corp. - Class A	10,749,836	1.5
252,658	Paramount Global - Class B	8,673,749	1.2
530,447 (1)	Warner Bros Discovery, Inc.	9,786,747	1.4
		64,201,277	9.0
	Consumer Discretionary: 4.0%
142,015 (1)	Caesars Entertainment, Inc.	7,124,892	1.0
39,486 (1)	Expedia Group, Inc.	5,106,724	0.7
322,724	Gap, Inc.	3,559,646	0.5
50,041	McDonald’s Corp.	12,620,841	1.8
		28,412,103	4.0
	Consumer Staples: 7.1%
160,407	Coca-Cola Co.	10,166,596	1.4
88,975	Lamb Weston Holdings, Inc.	6,012,930	0.9
170,826	Philip Morris International, Inc.	18,150,263	2.5
128,624	Walmart, Inc.	16,544,905	2.3
		50,874,694	7.1
	Energy: 8.4%
439,597	BP PLC ADR	14,229,755	2.0
41,972	Chevron Corp.	7,330,829	1.0
149,406	ConocoPhillips	16,787,258	2.3
69,176	Diamondback Energy, Inc.	10,516,136	1.5
88,030	Valero Energy Corp.	11,408,688	1.6
		60,272,666	8.4
	Financials: 18.6%
173,584	Apollo Global Management, Inc.	10,005,382	1.4
87,480	Arthur J. Gallagher & Co.	14,166,511	2.0
88,573	Assurant, Inc.	15,649,964	2.2
424,875	Bank of America Corp.	15,805,350	2.2
354,941	Bank of New York Mellon Corp.	16,543,800	2.3
50,484	Chubb Ltd.	10,666,764	1.5
498,927	Equitable Holdings, Inc.	15,172,370	2.1
63,685	First Republic Bank	9,873,086	1.4
69,491	PNC Financial Services Group, Inc.	12,189,416	1.7
261,361	Truist Financial Corp.	13,000,096	1.8
		133,072,739	18.6
	Health Care: 16.7%
91,096 (2)	Alcon, Inc.	6,807,604	0.9
316,238 (1)	Boston Scientific Corp.	12,968,920	1.8
288,710	Bristol-Myers Squibb Co.	21,783,170	3.0
38,301	Eli Lilly & Co.	12,005,066	1.7
48,554	McKesson Corp.	15,959,214	2.2
24,095	Thermo Fisher Scientific, Inc.	13,675,599	1.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
50,354	UnitedHealth Group, Inc.	$25,014,860	3.5
22,776 (1)	Vertex Pharmaceuticals, Inc.	6,118,772	0.9
32,750	Zoetis, Inc.	5,597,958	0.8
		119,931,163	16.7
	Industrials: 9.3%
453,314	Howmet Aerospace, Inc.	16,215,042	2.3
42,732	L3Harris Technologies, Inc.	10,294,139	1.4
306,694	nVent Electric PLC	10,856,967	1.5
197,788	Raytheon Technologies Corp.	18,813,594	2.6
34,809 (1)	United Rentals, Inc.	10,379,348	1.5
		66,559,090	9.3
	Information Technology: 10.9%
45,115	Analog Devices, Inc.	7,597,366	1.1
14,530	Broadcom, Inc.	8,429,289	1.2
122,490	Dolby Laboratories, Inc.	9,507,674	1.3
74,088	Motorola Solutions, Inc.	16,280,097	2.3
35,255	NXP Semiconductor NV - NXPI - US	6,689,989	0.9
45,376	Paychex, Inc.	5,618,910	0.8
36,575 (1)	PayPal Holdings, Inc.	3,116,556	0.4
21,902	Roper Technologies, Inc.	9,690,321	1.3
70,544 (1)	Salesforce, Inc.	11,303,970	1.6
		78,234,172	10.9
	Materials: 4.4%
29,064	Air Products & Chemicals, Inc.	7,154,394	1.0
84,229	Alcoa Corp.	5,198,614	0.7
55,772	CF Industries Holdings, Inc.	5,508,601	0.7
76,889	Eastman Chemical Co.	8,470,092	1.2
28,892	Reliance Steel & Aluminum Co.	5,616,605	0.8
		31,948,306	4.4
	Real Estate: 4.3%
77,277	ProLogis, Inc.	9,851,272	1.4
58,763 (1)	Ryman Hospitality Properties	5,246,948	0.7
97,954	UDR, Inc.	4,682,201	0.7
123,966	Welltower, Inc.	11,044,131	1.5
		30,824,552	4.3
	Utilities: 6.6%
83,025	Ameren Corp.	7,903,150	1.1
117,379	Entergy Corp.	14,123,041	2.0
256,008	Exelon Corp.	12,582,793	1.7
167,260	NextEra Energy, Inc.	12,659,910	1.8
		47,268,894	6.6
	Total Common Stock
	(Cost $600,802,004)	711,599,656	99.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Fund	as of May 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Repurchase Agreements: 1.0%
1,612,066 (3)	Bank of America Inc., Repurchase Agreement dated 05/31/22, 0.80%, due 06/01/22 (Repurchase Amount $1,612,101, collateralized by various U.S. Government Agency Obligations, 1.000%- 8.500%, Market Value plus accrued interest $1,644,307, due 01/20/24-05/20/52)	$1,612,066	0.2
1,612,066 (3)	Daiwa Capital Markets, Repurchase Agreement dated 05/31/22, 0.80%, due 06/01/22 (Repurchase Amount $1,612,101, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $1,644,307, due 06/21/22-05/20/52)	1,612,066	0.2
477,304 (3)	HSBC Securities USA, Repurchase Agreement dated 05/31/22, 0.80%, due 06/01/22 (Repurchase Amount $477,314, collateralized by various U.S. Government Securities, 0.000%- 5.500%, Market Value plus accrued interest $486,850, due 07/31/22-02/15/50)	477,304	0.1
1,612,066 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/22, 0.79%, due 06/01/22 (Repurchase Amount $1,612,101, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 5.500%, Market Value plus accrued interest $1,644,307, due 07/15/22-05/20/52)	1,612,066	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,612,066 (3)	Truist Securities Inc., Repurchase Agreement dated 05/31/22, 0.80%, due 06/01/22 (Repurchase Amount $1,612,101, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.500%, Market Value plus accrued interest $1,644,312, due 06/28/22-10/01/51)	$1,612,066	0.2
	Total Repurchase Agreements (Cost $6,925,568)	6,925,568	1.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
8,982,000 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.710% (Cost $8,982,000)	8,982,000	1.2
	Total Short-Term Investments (Cost $15,907,568)	15,907,568	2.2
	Total Investments in Securities (Cost $616,709,572)	$727,507,224	101.5
	Liabilities in Excess of Other Assets	(11,006,694)	(1.5)
	Net Assets	$716,500,530	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of May 31, 2022.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Fund	as of May 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$711,599,656	$—	$—	$711,599,656
Short-Term Investments	8,982,000	6,925,568	—	15,907,568
Total Investments, at fair value	$720,581,656	$6,925,568	$—	$727,507,224

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $623,749,279.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$139,435,920
Gross Unrealized Depreciation	(35,673,862)
Net Unrealized Appreciation	$103,762,058
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of May 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.5%
	Communication Services: 2.2%
70,308 (1)	Pinterest, Inc.	$1,381,552	0.2
43,469 (1)	Take-Two Interactive Software, Inc.	5,413,195	0.7
245,993 (1)	ZoomInfo Technologies, Inc.	9,935,657	1.3
		16,730,404	2.2
	Consumer Discretionary: 13.3%
16,749 (1)	Chipotle Mexican Grill, Inc.	23,491,310	3.1
30,043	Darden Restaurants, Inc.	3,755,375	0.5
104,357 (1)	Etsy, Inc.	8,465,440	1.1
120,196 (1)	Expedia Group, Inc.	15,544,949	2.1
140,890 (1)	Floor & Decor Holdings, Inc.	10,628,741	1.4
62,967 (1)	Lululemon Athletica, Inc.	18,429,811	2.4
156,799	Ross Stores, Inc.	13,331,051	1.8
117,240 (1)	Royal Caribbean Cruises Ltd.	6,808,127	0.9
		100,454,804	13.3
	Consumer Staples: 3.6%
154,115 (1)	Celsius Holdings, Inc.	10,339,575	1.4
43,691	Constellation Brands, Inc.	10,724,830	1.4
367,843 (1)	Olaplex Holdings, Inc.	5,929,629	0.8
		26,994,034	3.6
	Energy: 3.1%
156,626	Diamondback Energy, Inc.	23,810,285	3.1

	Financials: 3.9%
62,602	LPL Financial Holdings, Inc.	12,281,886	1.6
38,820	MSCI, Inc. - Class A	17,172,027	2.3
		29,453,913	3.9
	Health Care: 16.7%
129,653	Agilent Technologies, Inc.	16,538,537	2.2
30,440	Bio-Techne Corp.	11,254,581	1.5
28,821 (1)	Charles River Laboratories International, Inc.	6,746,420	0.9
74,506	Conmed Corp.	8,664,303	1.1
57,929 (1)	DexCom, Inc.	17,259,366	2.3
184,611 (1)	Horizon Therapeutics Plc	16,557,761	2.2
57,603 (1)	Novocure Ltd.	4,630,129	0.6
298,609 (1)	Progyny, Inc.	9,439,030	1.2
18,376	Resmed, Inc.	3,738,781	0.5
90,685 (1)	Seagen, Inc.	12,304,141	1.6
116,349 (1)	Tandem Diabetes Care, Inc.	7,931,511	1.1
50,272 (1)	United Therapeutics Corp.	11,579,652	1.5
		126,644,212	16.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 14.1%
142,234	Ametek, Inc.	$17,277,164	2.3
184,023	Howmet Aerospace, Inc.	6,582,503	0.9
69,019	Hubbell, Inc.	13,103,948	1.7
44,018	IDEX Corp.	8,431,648	1.1
88,134 (1)(2)	Plug Power, Inc.	1,628,716	0.2
178,959	Quanta Services, Inc.	21,296,121	2.8
29,430 (1)	TransDigm Group, Inc.	17,816,039	2.3
163,602	Waste Connections, Inc.	20,865,799	2.8
		107,001,938	14.1
	Information Technology: 32.9%
190,925 (1)	Cadence Design Systems, Inc.	29,350,900	3.9
100,006	CDW Corp.	16,987,019	2.2
80,108 (1)	Crowdstrike Holdings, Inc.	12,816,479	1.7
141,088 (1)	Datadog, Inc.	13,458,384	1.8
272,689 (1)	Dynatrace, Inc.	10,272,195	1.4
93,701	Entegris, Inc.	10,397,063	1.4
71,873 (1)	Gartner, Inc.	18,859,475	2.5
96,190 (1)	Keysight Technologies, Inc.	14,005,264	1.8
172,377	Marvell Technology, Inc.	10,196,100	1.3
31,448 (1)	MongoDB, Inc.	7,457,893	1.0
30,504	Monolithic Power Systems, Inc.	13,738,697	1.8
58,953	Motorola Solutions, Inc.	12,954,332	1.7
58,850 (1)	Palo Alto Networks, Inc.	29,588,603	3.9
78,968 (1)	Paylocity Holding Corp.	13,808,344	1.8
26,829	Roper Technologies, Inc.	11,870,223	1.6
41,117 (1)	Zebra Technologies Corp.	13,905,358	1.8
62,698 (1)	Zscaler, Inc.	9,598,437	1.3
		249,264,766	32.9
	Materials: 2.8%
76,615	Avery Dennison Corp.	13,220,684	1.7
76,024	Crown Holdings, Inc.	7,939,947	1.1
		21,160,631	2.8
	Real Estate: 2.9%
126,807	Equity Lifestyle Properties, Inc.	9,599,290	1.3
36,936	SBA Communications Corp.	12,433,027	1.6
		22,032,317	2.9
	Total Common Stock (Cost $751,134,448)	723,547,304	95.5

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of May 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.6%
	Repurchase Agreements: 0.2%
660,249 (3)	Citigroup, Inc., Repurchase Agreement dated 05/31/22, 0.80%, due 06/01/22 (Repurchase Amount $660,263, collateralized by various U.S. Government Securities, 0.000%- 6.125%, Market Value plus accrued interest $673,735, due 08/25/22-01/31/28)	$660,249	0.1
1,000,000 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/22, 0.79%, due 06/01/22 (Repurchase Amount $1,000,022, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 5.500%, Market Value plus accrued interest $1,020,000, due 07/15/22-05/20/52)	1,000,000	0.1
	Total Repurchase Agreements (Cost $1,660,249)	1,660,249	0.2
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 4.4%
32,976,000 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.710% (Cost $32,976,000)	$32,976,000	4.4
	Total Short-Term Investments (Cost $34,636,249)	34,636,249	4.6
	Total Investments in Securities (Cost $785,770,697)	$758,183,553	100.1
	Liabilities in Excess of Other Assets	(554,411)	(0.1)
	Net Assets	$757,629,142	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of May 31, 2022.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$723,547,304	$—	$—	$723,547,304
Short-Term Investments	32,976,000	1,660,249	—	34,636,249
Total Investments, at fair value	$756,523,304	$1,660,249	$—	$758,183,553

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of May 31, 2022 (continued)

At May 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $788,530,174.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$77,191,646
Gross Unrealized Depreciation	(107,538,267)
Net Unrealized Depreciation	$(30,346,621)

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.8%
	Communication Services: 2.5%
7,300 (1)	AMC Networks, Inc.	$286,598	0.2
23,587	Fox Corp. - Class A	837,574	0.4
1,841	Fox Corp. - Class B	60,266	0.0
6,659	Interpublic Group of Cos., Inc.	214,620	0.1
16,743 (1)	Liberty Media Corp. - Liberty Formula One C Tracking Stock	1,042,921	0.6
39,991	Lumen Technologies, Inc.	489,490	0.3
4,065	News Corp - Class A	70,731	0.0
4,019	Nexstar Media Group, Inc.	704,209	0.4
1,759	Omnicom Group	131,239	0.1
9,900	Paramount Global - Class B	339,867	0.2
18,500	TEGNA, Inc.	405,150	0.2
		4,582,665	2.5
	Consumer Discretionary: 11.7%
1,176	Advance Auto Parts, Inc.	223,275	0.1
39,900 (1)	American Axle & Manufacturing Holdings, Inc.	323,589	0.2
431 (1)	Aptiv PLC	45,789	0.0
649 (1)	Autonation, Inc.	77,594	0.0
532 (1)	Autozone, Inc.	1,095,734	0.6
10,631	Best Buy Co., Inc.	872,380	0.5
7,100	Big Lots, Inc.	173,879	0.1
9,200	BorgWarner, Inc.	370,944	0.2
6,445	Brunswick Corp.	484,857	0.3
722 (1)	Carmax, Inc.	71,673	0.0
13,170	Carter’s, Inc.	1,014,748	0.6
90 (1)	Chipotle Mexican Grill, Inc.	126,230	0.1
3,517	D.R. Horton, Inc.	264,303	0.1
168 (1)	Deckers Outdoor Corp.	45,118	0.0
6,194	Dick’s Sporting Goods, Inc.	503,139	0.3
2,795 (1)	Dollar Tree, Inc.	448,122	0.2
322	Domino’s Pizza, Inc.	116,941	0.1
8,600	eBay, Inc.	418,562	0.2
13,100	Foot Locker, Inc.	432,038	0.2
1,474	Garmin Ltd.	155,684	0.1
1,953	Gentex Corp.	60,699	0.0
2,731	Genuine Parts Co.	373,410	0.2
30,393 (1)	Goodyear Tire & Rubber Co.	392,678	0.2
17,700	H&R Block, Inc.	623,748	0.3
21,900	Hanesbrands, Inc.	259,953	0.1
16,600	Harley-Davidson, Inc.	583,988	0.3
1,000	Hibbett, Inc.	50,750	0.0
460	Hilton Worldwide Holdings, Inc.	64,796	0.0
6,600	Kohl’s Corp.	266,112	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
2,200	Lear Corp.	$310,112	0.2
6,427	Lennar Corp. - Class A	515,767	0.3
3,324	LKQ Corp.	170,820	0.1
363 (1)	Lululemon Athletica, Inc.	106,246	0.1
14,400	Macy’s, Inc.	340,560	0.2
36,500 (1)	Modine Manufacturing Co.	431,430	0.2
7,459 (1)	Mohawk Industries, Inc.	1,055,150	0.6
22 (1)	NVR, Inc.	97,914	0.1
9,100 (1)	ODP Corp./The	347,529	0.2
1,097 (1)	O’Reilly Automotive, Inc.	698,975	0.4
3,500	Penske Auto Group, Inc.	402,990	0.2
18,800 (1)	Perdoceo Education Corp.	205,108	0.1
541	Polaris, Inc.	57,644	0.0
494	Pool Corp.	196,918	0.1
9,606	Pulte Group, Inc.	434,768	0.2
12,762	PVH Corp.	904,443	0.5
6,800	Rent-A-Center, Inc.	187,272	0.1
19,397	Ross Stores, Inc.	1,649,133	0.9
1,783	Service Corp. International	124,863	0.1
4,000 (1)	Sleep Number Corp.	183,720	0.1
3,100	Sturm Ruger & Co., Inc.	210,459	0.1
2,868	Tapestry, Inc.	98,946	0.1
5,600	Thor Industries, Inc.	425,432	0.2
9,500	Toll Brothers, Inc.	479,465	0.3
2,281	Tractor Supply Co.	427,368	0.2
203 (1)	Ulta Beauty, Inc.	85,889	0.1
5,608	Whirlpool Corp.	1,033,218	0.6
765	Williams-Sonoma, Inc.	97,859	0.1
1,410	Yum! Brands, Inc.	171,273	0.1
7,700 (1)	Zumiez, Inc.	252,637	0.1
		21,644,641	11.7
	Consumer Staples: 4.2%
2,901	Albertsons Cos, Inc.	88,626	0.0
9,719	Archer-Daniels-Midland Co.	882,680	0.5
1,270	Church & Dwight Co., Inc.	114,376	0.1
361	Clorox Co.	52,475	0.0
11,200	Conagra Brands, Inc.	368,368	0.2
10,600	Edgewell Personal Care Co.	385,840	0.2
2,423	Flowers Foods, Inc.	66,875	0.0
1,143	Hershey Co.	241,984	0.1
4,511	Ingredion, Inc.	427,155	0.2
3,793	JM Smucker Co.	475,528	0.3
1,568	Kellogg Co.	109,352	0.1
35,797	Kroger Co.	1,896,167	1.0
12,100	Molson Coors Beverage Co.	675,664	0.4
9,000	SpartanNash Co.	309,690	0.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples (continued)
16,600 (1)	Sprouts Farmers Market, Inc.	$449,694	0.2
14,642	Tyson Foods, Inc.	1,312,070	0.7
		7,856,544	4.2
	Energy: 3.0%
1,266	Cheniere Energy, Inc.	173,151	0.1
3,217	Coterra Energy, Inc.	110,439	0.1
8,300	EOG Resources, Inc.	1,136,768	0.6
20,600	HF Sinclair Corp.	1,011,460	0.5
37,800	Marathon Oil Corp.	1,188,054	0.6
5,500	Marathon Petroleum Corp.	559,845	0.3
18,300 (1)	National Energy Services Reunited Corp.	136,518	0.1
6,000	PDC Energy, Inc.	474,840	0.3
797	Pioneer Natural Resources Co.	221,518	0.1
2,400	Valero Energy Corp.	311,040	0.2
6,527	Williams Cos., Inc.	241,891	0.1
		5,565,524	3.0
	Financials: 19.1%
445	Affiliated Managers Group, Inc.	59,461	0.0
16,182	Aflac, Inc.	980,144	0.5
6,000	Allstate Corp.	820,140	0.4
13,749	Ally Financial, Inc.	605,506	0.3
3,771	American Financial Group, Inc.	532,842	0.3
7,700	American International Group, Inc.	451,836	0.2
3,915	Ameriprise Financial, Inc.	1,081,597	0.6
42,700	Annaly Capital Management, Inc.	282,247	0.2
4,489 (1)	Arch Capital Group Ltd.	213,048	0.1
1,709	Arthur J. Gallagher & Co.	276,755	0.2
16,900	Associated Banc-Corp.	349,830	0.2
410	Assurant, Inc.	72,443	0.0
11,800	Bank of New York Mellon Corp.	549,998	0.3
29,315	Bank of NT Butterfield & Son Ltd.	925,768	0.5
2,521	Brown & Brown, Inc.	149,672	0.1
2,300	Cathay General Bancorp.	94,553	0.1
1,998	Cboe Global Markets, Inc.	224,395	0.1
2,320	Cincinnati Financial Corp.	296,635	0.2
15,300	Citizens Financial Group, Inc.	633,114	0.3
20,300	CNO Financial Group, Inc.	417,571	0.2
116 (1)	Credit Acceptance Corp.	69,056	0.0
5,434	Discover Financial Services	616,705	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
30,410	East West Bancorp, Inc.	$2,236,351	1.2
6,200	Essent Group Ltd.	265,298	0.1
721	Evercore, Inc.	82,338	0.0
1,710	Everest Re Group Ltd.	483,075	0.3
384	Factset Research Systems, Inc.	146,604	0.1
3,000	Federal Agricultural Mortgage Corp.	315,030	0.2
25,837	Fidelity National Financial, Inc.	1,092,905	0.6
17,220	Fifth Third Bancorp	678,985	0.4
8,815	First American Financial Corp.	534,101	0.3
890	First Citizens BancShares, Inc.	623,356	0.3
10,992	First Republic Bank	1,704,090	0.9
6,137	Franklin Resources, Inc.	166,190	0.1
31,300 (1)	Genworth Financial, Inc.	126,765	0.1
17,010	Hartford Financial Services Group, Inc.	1,233,395	0.7
8,000	HomeStreet, Inc.	322,480	0.2
4,743	Huntington Bancshares, Inc.	65,833	0.0
2,936	Invesco Ltd.	56,782	0.0
20,625	Jefferies Financial Group, Inc.	681,038	0.4
37,647	Keycorp	751,434	0.4
1,014	KKR & Co., Inc.	55,577	0.0
8,381 (2)	Lazard Ltd.	295,514	0.2
4,900	Lincoln National Corp.	283,857	0.2
959	LPL Financial Holdings, Inc.	187,384	0.1
596	M&T Bank Corp.	107,262	0.1
113 (1)	Markel Corp.	154,746	0.1
24,000	MGIC Investment Corp.	334,320	0.2
236	Morningstar, Inc.	60,659	0.0
723	MSCI, Inc. - Class A	319,819	0.2
1,580	Nasdaq, Inc.	245,311	0.1
23,000	Navient Corp.	368,000	0.2
1,038	Northern Trust Corp.	115,997	0.1
13,400	OFG Bancorp	379,756	0.2
21,424	Old Republic International Corp.	512,462	0.3
2,184	Principal Financial Group, Inc.	159,279	0.1
44,300 (2)	Prospect Capital Corp.	340,667	0.2
2,533	Prudential Financial, Inc.	269,131	0.1
3,255	Raymond James Financial, Inc.	320,585	0.2
39,388	Regions Financial Corp.	870,081	0.5

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
22,650	SEI Investments Co.	$1,323,440	0.7
223	Signature Bank	48,228	0.0
123,975	SLM Corp.	2,428,670	1.3
8,515	State Street Corp.	617,252	0.3
948	Stifel Financial Corp.	60,833	0.0
195 (1)	SVB Financial Group	95,271	0.1
6,034	Synchrony Financial	223,499	0.1
3,504	T. Rowe Price Group, Inc.	445,323	0.2
11,400	Unum Group	415,530	0.2
13,500	Victory Capital Holdings, Inc.	381,780	0.2
73,513	Virtu Financial, Inc.	1,920,895	1.0
704	Willis Towers Watson PLC	148,593	0.1
1,669	WR Berkley Corp.	118,716	0.1
10,357	Zions Bancorp NA	590,763	0.3
		35,468,566	19.1
	Health Care: 8.6%
20,426	Agilent Technologies, Inc.	2,605,540	1.4
7,636	Becton Dickinson & Co.	1,953,289	1.1
336 (1)	Bio-Rad Laboratories, Inc.	180,697	0.1
346	Bio-Techne Corp.	127,927	0.1
8,000	Cardinal Health, Inc.	450,560	0.2
1,497	Cerner Corp.	141,990	0.1
237 (1)	Charles River Laboratories International, Inc.	55,477	0.0
416	Cooper Cos., Inc.	145,908	0.1
5,500 (1)	DaVita, Inc.	536,195	0.3
118 (1)	DexCom, Inc.	35,157	0.0
1,527 (1)	Embecta Corp.	37,839	0.0
1,579 (1)	Henry Schein, Inc.	135,226	0.1
2,080 (1)	Hologic, Inc.	156,562	0.1
795 (1)	Horizon Therapeutics Plc	71,303	0.0
532 (1)	Idexx Laboratories, Inc.	208,342	0.1
915 (1)	IQVIA Holdings, Inc.	196,954	0.1
2,800 (1)	Jazz Pharmaceuticals PLC	419,104	0.2
12,298	Laboratory Corp. of America Holdings	3,034,163	1.6
226 (1)	Masimo Corp.	31,737	0.0
5,342	McKesson Corp.	1,755,862	0.9
183 (1)	Mettler Toledo International, Inc.	235,360	0.1
661 (1)	Molina Healthcare, Inc.	191,835	0.1
3,777	Organon & Co.	143,375	0.1
946	PerkinElmer, Inc.	141,588	0.1
1,948	Quest Diagnostics, Inc.	274,707	0.2
764	Resmed, Inc.	155,443	0.1
14,745	Select Medical Holdings Corp.	359,041	0.2
387	STERIS Public Ltd. Co.	88,313	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
2,390 (1)	United Therapeutics Corp.	$550,513	0.3
2,900	Universal Health Services, Inc.	361,369	0.2
378 (1)	Veeva Systems, Inc.	64,358	0.0
1,551 (1)	Vertex Pharmaceuticals, Inc.	416,676	0.2
31,200	Viatris, Inc.	382,824	0.2
495 (1)	Waters Corp.	162,335	0.1
731	West Pharmaceutical Services, Inc.	226,888	0.1
		16,034,457	8.6
	Industrials: 13.8%
44,500	ACCO Brands Corp.	335,530	0.2
477	Acuity Brands, Inc.	83,485	0.0
1,928	AECOM	134,671	0.1
9,132	AGCO Corp.	1,170,083	0.6
42,898	Air Lease Corp.	1,613,394	0.9
493	Allegion Public Ltd.	55,043	0.0
16,500	Allison Transmission Holdings, Inc.	660,165	0.4
171	AMERCO	83,787	0.0
9,000 (1)	American Airlines Group, Inc.	160,830	0.1
1,334	Ametek, Inc.	162,041	0.1
2,064	AO Smith Corp.	124,088	0.1
8,900	Apogee Enterprises, Inc.	370,240	0.2
3,900 (1)	Atkore, Inc.	424,788	0.2
5,100	Boise Cascade Co.	394,332	0.2
554	Carlisle Cos., Inc.	140,954	0.1
9,288	Carrier Global Corp.	365,111	0.2
762	CH Robinson Worldwide, Inc.	82,685	0.0
562	Cintas Corp.	223,861	0.1
1,499 (1)	Copart, Inc.	171,680	0.1
3,576	Cummins, Inc.	747,813	0.4
1,028	Dover Corp.	137,659	0.1
16,774	EMCOR Group, Inc.	1,771,838	1.0
691	Equifax, Inc.	139,983	0.1
2,490	Expeditors International Washington, Inc.	271,012	0.1
5,267	Fastenal Co.	282,101	0.2
1,329	Fortive Corp.	82,092	0.0
625	Fortune Brands Home & Security, Inc.	43,344	0.0
568 (1)	FTI Consulting, Inc.	95,424	0.1
427 (1)	Generac Holdings, Inc.	105,503	0.1
908	Graco, Inc.	57,476	0.0
10,300 (1)	Hawaiian Holdings, Inc.	182,825	0.1
8,400	Hillenbrand, Inc.	351,456	0.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
456	Hubbell, Inc.	$86,576	0.0
2,565	Huntington Ingalls Industries, Inc.	539,830	0.3
1,778	IDEX Corp.	340,576	0.2
24,500	Interface, Inc.	352,555	0.2
683	ITT, Inc.	50,419	0.0
20,121	Jacobs Engineering Group, Inc.	2,818,751	1.5
1,248	JB Hunt Transport Services, Inc.	215,380	0.1
2,542	Knight-Swift Transportation Holdings, Inc.	123,643	0.1
432	Landstar System, Inc.	65,418	0.0
270	Lennox International, Inc.	56,403	0.0
5,100	Manpowergroup, Inc.	457,011	0.2
3,035	Masco Corp.	172,054	0.1
15,200	MDU Resources Group, Inc.	416,176	0.2
4,800	Moog, Inc.	390,672	0.2
316	Nordson Corp.	68,850	0.0
1,100	Old Dominion Freight Line	284,064	0.2
4,645	Oshkosh Corp.	431,567	0.2
4,618	Otis Worldwide Corp.	343,579	0.2
9,100	Owens Corning, Inc.	869,778	0.5
856	Paccar, Inc.	74,335	0.0
687	Parker Hannifin Corp.	186,981	0.1
1,943	Pentair PLC	97,480	0.1
13,700	Primoris Services Corp.	332,636	0.2
2,724	Quanta Services, Inc.	324,156	0.2
472	Regal Rexnord Corp.	58,976	0.0
2,225	Republic Services, Inc.	297,794	0.2
1,490	Robert Half International, Inc.	134,323	0.1
427	Rockwell Automation, Inc.	91,036	0.1
7,100	Rush Enterprises, Inc. - Class A	361,958	0.2
3,720	Ryder System, Inc.	297,674	0.2
4,900 (1)	Skywest, Inc.	132,104	0.1
3,628	Snap-On, Inc.	804,981	0.4
585	Stanley Black & Decker, Inc.	69,434	0.0
1,195	Textron, Inc.	78,022	0.0
3,500	Timken Co.	213,745	0.1
703	Toro Co.	57,990	0.0
1,834	Trane Technologies PLC	253,202	0.1
582	TransUnion	50,523	0.0
472 (1)	Trex Co., Inc.	30,076	0.0
8,400	Triton International Ltd.	535,668	0.3
8,100 (1)	United Airlines Holdings, Inc.	385,803	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
315 (1)	United Rentals, Inc.	$93,927	0.1
12,851	Universal Logistics Holdings, Inc.	358,414	0.2
245	Valmont Industries, Inc.	62,904	0.0
571	Verisk Analytics, Inc.	99,879	0.1
512	Watsco, Inc.	130,883	0.1
7,029	Westinghouse Air Brake Technologies Corp.	663,959	0.4
339	WW Grainger, Inc.	165,117	0.1
867	Xylem, Inc.	73,045	0.0
		25,625,621	13.8
	Information Technology: 14.6%
13,190 (1)	Advanced Micro Devices, Inc.	1,343,533	0.7
671 (1)	Akamai Technologies, Inc.	67,798	0.0
6,352	Amdocs Ltd.	551,925	0.3
32,600	Amkor Technology, Inc.	666,344	0.4
3,982	Amphenol Corp.	282,165	0.2
262 (1)	ANSYS, Inc.	68,214	0.0
1,386 (1)	Arista Networks, Inc.	141,760	0.1
8,272 (1)	Arrow Electronics, Inc.	998,017	0.5
33,994 (1)	Black Knight, Inc.	2,308,533	1.2
891	Broadridge Financial Solutions, Inc. ADR	130,282	0.1
2,092 (1)	Cadence Design Systems, Inc.	321,603	0.2
1,341	CDW Corp.	227,782	0.1
2,309	Corning, Inc.	82,708	0.0
6,000 (1)	Diodes, Inc.	462,060	0.3
11,200 (1)	DXC Technology Co.	394,464	0.2
798	Entegris, Inc.	88,546	0.0
548 (1)	EPAM Systems, Inc.	185,509	0.1
19,076 (1)	Euronet Worldwide, Inc.	2,311,248	1.2
548 (1)	F5, Inc.	89,346	0.1
1,179 (1)	Fortinet, Inc.	346,791	0.2
675 (1)	Gartner, Inc.	177,120	0.1
47,725	Genpact Ltd.	2,117,558	1.1
43,162	Hewlett Packard Enterprise Co.	673,327	0.4
54,965	HP, Inc.	2,134,841	1.2
15,917	Jabil, Inc.	979,214	0.5
3,242	Juniper Networks, Inc.	99,465	0.1
18,032 (1)	Keysight Technologies, Inc.	2,625,459	1.4
3,233	Marvell Technology, Inc.	191,232	0.1
8,700	Methode Electronics, Inc.	391,935	0.2
1,075	Microchip Technology, Inc.	78,099	0.0
328	Monolithic Power Systems, Inc.	147,728	0.1
1,458	Motorola Solutions, Inc.	320,381	0.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
2,110	NetApp, Inc.	$151,815	0.1
12,500 (1)	Netgear, Inc.	238,125	0.1
238 (1)	Palo Alto Networks, Inc.	119,662	0.1
3,090	Paychex, Inc.	382,635	0.2
3,700 (1)	Qorvo, Inc.	413,475	0.2
2,885	Roper Technologies, Inc.	1,276,439	0.7
9,700 (1)	Sanmina Corp.	425,733	0.2
10,600	Seagate Technology Holdings PLC	897,502	0.5
982	Skyworks Solutions, Inc.	106,910	0.1
1,347 (1)	Synopsys, Inc.	429,962	0.2
3,800	TD SYNNEX Corp.	394,630	0.2
183 (1)	Teledyne Technologies, Inc.	74,143	0.0
854	Teradyne, Inc.	93,308	0.1
903 (1)	Trimble, Inc.	61,449	0.0
211 (1)	Tyler Technologies, Inc.	75,078	0.0
545 (1)	VeriSign, Inc.	95,130	0.1
20,000	Western Union Co.	362,800	0.2
21,000	Xerox Holdings Corp.	395,220	0.2
396 (1)	Zebra Technologies Corp.	133,923	0.1
		27,132,926	14.6
	Materials: 6.7%
8,029	Albemarle Corp.	2,090,912	1.1
6,642	Amcor PLC	87,010	0.1
716	Avery Dennison Corp.	123,553	0.1
785	Ball Corp.	55,649	0.0
8,401 (1)	Berry Global Group, Inc.	490,030	0.3
5,336	Celanese Corp. - Series A	835,191	0.5
1,552	CF Industries Holdings, Inc.	153,291	0.1
12,900	Chemours Co.	555,861	0.3
5,322	Corteva, Inc.	333,264	0.2
693	Crown Holdings, Inc.	72,377	0.0
12,300	Dow, Inc.	836,154	0.5
649	Eagle Materials, Inc.	84,733	0.0
3,952	Eastman Chemical Co.	435,352	0.2
3,175	Graphic Packaging Holding Co.	70,675	0.0
15,600	Huntsman Corp.	565,500	0.3
4,700 (1)	Ingevity Corp.	327,496	0.2
932	International Flavors & Fragrances, Inc.	123,182	0.1
10,244	International Paper Co.	496,322	0.3
10,500	Koppers Holdings, Inc.	284,550	0.2
1,415	Louisiana-Pacific Corp.	97,720	0.1
3,800	LyondellBasell Industries NV - Class A	434,150	0.2
457	Martin Marietta Materials, Inc.	155,097	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
3,615	Nucor Corp.	$478,843	0.3
24,600 (1)	O-I Glass, Inc.	404,670	0.2
444	Packaging Corp. of America	69,832	0.0
918	PPG Industries, Inc.	116,118	0.1
4,969	Reliance Steel & Aluminum Co.	965,974	0.5
706	RPM International, Inc.	62,199	0.0
9,500	Schweitzer-Mauduit International, Inc.	257,640	0.1
1,265	Sealed Air Corp.	78,658	0.0
9,000	Silgan Holdings, Inc.	394,290	0.2
7,371	Steel Dynamics, Inc.	629,336	0.3
799 (1)	Sylvamo Corp.	40,541	0.0
1,853	Valvoline, Inc.	62,001	0.0
664	Vulcan Materials Co.	109,474	0.1
1,387	WestRock Co.	67,256	0.0
		12,444,901	6.7
	Real Estate: 10.4%
10,185	Alexandria Real Estate Equities, Inc.	1,690,201	0.9
1,316	AvalonBay Communities, Inc.	273,675	0.2
1,202	Boston Properties, Inc.	133,638	0.1
20,600	Brandywine Realty Trust	229,690	0.1
16,000	Brixmor Property Group, Inc.	390,080	0.2
538	Camden Property Trust	77,198	0.0
33,013 (1)	CBRE Group, Inc.	2,734,797	1.5
1,750	CubeSmart	77,927	0.0
2,489	Duke Realty Corp.	131,494	0.1
2,777	Equinix, Inc.	1,908,049	1.0
1,345	Equity Lifestyle Properties, Inc.	101,817	0.1
3,711	Equity Residential	285,116	0.2
588	Essex Property Trust, Inc.	166,904	0.1
1,433	Extra Space Storage, Inc.	255,361	0.1
1,253	First Industrial Realty Trust, Inc.	66,597	0.0
42,600	Franklin Street Properties Corp.	192,552	0.1
8,800	Gaming and Leisure Properties, Inc.	412,016	0.2
1,855	Healthpeak Properties, Inc.	55,075	0.0
12,500	Industrial Logistics Properties Trust	190,750	0.1
2,140	Invitation Homes, Inc.	80,721	0.0
9,776	Iron Mountain, Inc.	526,926	0.3
638 (1)	Jones Lang LaSalle, Inc.	125,890	0.1
5,424	Kimco Realty Corp.	128,278	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
630	Life Storage, Inc.	$73,559	0.0
17,400	Medical Properties Trust, Inc.	323,292	0.2
14,360	Mid-America Apartment Communities, Inc.	2,599,160	1.4
7,100	National Health Investors, Inc.	419,965	0.2
40,100	Necessity Retail REIT, Inc./The	319,998	0.2
6,900	Office Properties Income Trust	147,039	0.1
12,000 (2)	Omega Healthcare Investors, Inc.	357,240	0.2
29,400	Paramount Group, Inc.	266,364	0.1
24,600	Piedmont Office Realty Trust, Inc.	362,604	0.2
1,517	Realty Income Corp.	103,490	0.1
17,700	RLJ Lodging Trust	237,711	0.1
25,400	Sabra Healthcare REIT, Inc.	356,616	0.2
4,226	SBA Communications Corp.	1,422,514	0.8
14,200	Service Properties Trust	89,886	0.1
4,571	Simon Property Group, Inc.	524,065	0.3
21,500	SITE Centers Corp.	337,980	0.2
372	Sun Communities, Inc.	61,056	0.0
22,400	Tanger Factory Outlet Centers, Inc.	392,224	0.2
1,110	UDR, Inc.	53,058	0.0
34,400	Uniti Group, Inc.	390,096	0.2
2,573	VICI Properties, Inc.	79,377	0.0
3,891	Weyerhaeuser Co.	153,772	0.1
874	WP Carey, Inc.	73,538	0.0
		19,379,356	10.4
	Utilities: 3.2%
3,328	AES Corp.	73,349	0.0
1,150	Alliant Energy Corp.	73,393	0.0
1,407	Ameren Corp.	133,932	0.1
844	American Water Works Co., Inc.	127,655	0.1
1,296	CMS Energy Corp.	92,068	0.1
2,142	Consolidated Edison, Inc.	212,615	0.1
1,623	DTE Energy Co.	215,388	0.1
1,478	Edison International	103,327	0.1
1,466	Entergy Corp.	176,389	0.1
2,347	Evergy, Inc.	164,149	0.1
1,206	Eversource Energy	111,338	0.1
4,851	FirstEnergy Corp.	208,399	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
7,456	National Fuel Gas Co.	$548,240	0.3
2,428	NiSource, Inc.	76,361	0.0
22,120	NRG Energy, Inc.	1,018,405	0.5
5,436	PPL Corp.	164,058	0.1
3,796	Public Service Enterprise Group, Inc.	260,178	0.1
13,093	UGI Corp.	559,595	0.3
46,582	Vistra Corp.	1,228,367	0.7
1,368	WEC Energy Group, Inc.	143,736	0.1
2,296	Xcel Energy, Inc.	172,981	0.1
		5,863,923	3.2
	Total Common Stock (Cost $169,689,357)	181,599,124	97.8
EXCHANGE-TRADED FUNDS: 0.1%
1,633	iShares Russell Midcap Index Fund	117,642	0.1
	Total Exchange-Traded Funds (Cost $114,055)	117,642	0.1
	Total Long-Term Investments (Cost $169,803,412)	181,716,766	97.9

Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.9%
	Repurchase Agreements: 0.4%
817,682 (3)	Bank of Montreal,
Repurchase Agreement
dated 05/31/22, 0.79%, due
06/01/22 (Repurchase
Amount $817,700,
collateralized by various U.S.
Government/U.S.
Government Agency
Obligations, 1.500%-6.500%,
Market Value plus accrued
interest $834,036, due
12/01/25-04/20/72)
(Cost $817,682)	817,682	0.4

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 2.5%
4,636,903 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.710% (Cost $4,636,903)	$4,636,903	2.5
	Total Short-Term Investments (Cost $5,454,585)	5,454,585	2.9
	Total Investments in Securities (Cost $175,257,997)	$187,171,351	100.8
	Liabilities in Excess of Other Assets	(1,527,707)	(0.8)
	Net Assets	$185,643,644	100.0
†
Unless otherwise indicated, principal amount is shown in USD.

ADR American Depositary Receipt
(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of May 31, 2022.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$181,599,124	$—	$—	$181,599,124
Exchange-Traded Funds	117,642	—	—	117,642
Short-Term Investments	4,636,903	817,682	—	5,454,585
Total Investments, at fair value	$186,353,669	$817,682	$—	$187,171,351

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $175,851,921.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$23,529,089
Gross Unrealized Depreciation	(12,209,660)
Net Unrealized Appreciation	$11,319,429
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of May 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.6%
	Consumer Discretionary: 13.2%
4,320 (1)	Cavco Industries, Inc.	$959,731	0.9
6,250	Churchill Downs, Inc.	1,265,187	1.2
19,241 (1)	Dave & Buster’s Entertainment, Inc.	729,041	0.7
16,272 (1)	Dorman Products, Inc.	1,644,286	1.6
3,836 (1)	Five Below, Inc.	500,943	0.5
24,306 (1)	Gentherm, Inc.	1,675,656	1.6
87,513 (1)	Lindblad Expeditions Holdings, Inc.	1,256,687	1.2
27,018 (1)	Liquidity Services, Inc.	366,364	0.4
38,024 (1)	Planet Fitness, Inc.	2,675,749	2.5
18,510 (1)	Revolve Group, Inc.	543,824	0.5
7,639 (1)	Skyline Champion Corp.	405,860	0.4
23,250	Texas Roadhouse, Inc.	1,812,803	1.7
		13,836,131	13.2
	Consumer Staples: 0.8%
11,710 (1)	Freshpet, Inc.	842,769	0.8

	Energy: 4.3%
119,396 (1)	Helix Energy Solutions Group, Inc.	553,997	0.5
30,454	Matador Resources Co.	1,854,649	1.8
69,488	Patterson-UTI Energy, Inc.	1,325,831	1.3
60,639 (1)	ProPetro Holding Corp.	791,339	0.7
		4,525,816	4.3
	Financials: 8.4%
55,608 (1)	Focus Financial Partners, Inc.	2,096,422	2.0
20,784	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	791,247	0.7
21,392 (2)	HCI Group, Inc.	1,454,014	1.4
4,565	Kinsale Capital Group, Inc.	1,003,752	0.9
18,122	Western Alliance Bancorp.	1,474,587	1.4
23,520	Wintrust Financial Corp.	2,055,413	2.0
		8,875,435	8.4
	Health Care: 18.0%
17,037 (1)	Alkermes PLC	508,554	0.5
6,841 (1)	Amedisys, Inc.	792,940	0.8
6,522 (1)	Apellis Pharmaceuticals, Inc.	270,337	0.3
10,895 (1)	Arrowhead Pharmaceuticals, Inc.	363,457	0.3
4,539 (1)	Arvinas, Inc.	189,231	0.2
36,926 (1)	Axonics, Inc.	1,846,300	1.8
3,978 (1)(2)	Beam Therapeutics, Inc.	139,946	0.1
4,724 (1)	Biohaven Pharmaceutical Holding Co. Ltd.	678,981	0.6
3,028	Bio-Techne Corp.	1,119,542	1.1
6,148 (1)	Blueprint Medicines Corp.	338,140	0.3
4,546 (1)	CareDx, Inc.	114,332	0.1
9,421 (1)	Denali Therapeutics, Inc.	228,836	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
19,181 (1)	Establishment Labs Holdings, Inc.	$1,183,468	1.1
8,458 (1)	Fate Therapeutics, Inc.	195,380	0.2
14,416 (1)	Halozyme Therapeutics, Inc.	662,848	0.6
9,272 (1)	ICON PLC	2,074,981	2.0
5,488 (1)	Intellia Therapeutics, Inc.	253,216	0.2
7,366 (1)	Intra-Cellular Therapies, Inc.	422,808	0.4
34,895	LeMaitre Vascular, Inc.	1,595,399	1.5
5,857 (1)	LHC Group, Inc.	976,128	0.9
12,538 (1)	ModivCare, Inc.	1,196,501	1.1
7,608 (1)	Pacira BioSciences, Inc.	481,206	0.5
41,845 (1)	Progyny, Inc.	1,322,721	1.3
8,012 (1)	PTC Therapeutics, Inc.	235,312	0.2
72,595 (1)	R1 RCM, Inc.	1,558,615	1.5
4,850 (1)	Twist Bioscience Corp.	165,094	0.2
		18,914,273	18.0
	Industrials: 22.3%
15,114 (1)	ASGN, Inc.	1,439,306	1.4
7,915 (1)	Axon Enterprise, Inc.	802,264	0.8
10,686 (1)	CACI International, Inc.	2,996,034	2.8
26,566 (1)	Casella Waste Systems, Inc.	1,901,594	1.8
16,254 (1)	Chart Industries, Inc.	2,858,753	2.7
23,024 (1)	Clean Harbors, Inc.	2,150,442	2.0
22,313	Columbus McKinnon Corp.	753,064	0.7
33,696	H&E Equipment Services, Inc.	1,201,262	1.1
28,823 (1)	Kirby Corp.	1,946,417	1.9
7,679	Quanta Services, Inc.	913,801	0.9
42,742	Spirit Aerosystems Holdings, Inc.	1,342,954	1.3
55,008 (1)	Sterling Construction Co., Inc.	1,353,747	1.3
19,594	TFI International, Inc.	1,607,688	1.5
61,801 (1)	WillScot Mobile Mini Holdings Corp.	2,208,150	2.1
		23,475,476	22.3
	Information Technology: 27.0%
58,376 (1)	Cohu, Inc.	1,776,382	1.7
10,088 (1)	CyberArk Software Ltd.	1,401,223	1.3
11,604 (1)	Diodes, Inc.	893,624	0.9
11,569 (1)	ExlService Holdings, Inc.	1,644,996	1.6
18,076 (1)	Fabrinet	1,570,262	1.5
14,563 (1)	Five9, Inc.	1,408,388	1.3
65,334	Genpact Ltd.	2,898,870	2.8
40,506 (1)	I3 Verticals, Inc.	944,600	0.9
131,863 (1)(2)	indie Semiconductor, Inc.	1,014,026	1.0
26,046 (2)	Kulicke & Soffa Industries, Inc.	1,410,912	1.3
5,976	Littelfuse, Inc.	1,614,715	1.5

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of May 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
11,936	MAXIMUS, Inc.	$774,527	0.7
20,105 (1)	Onto Innovation, Inc.	1,616,040	1.5
16,305 (1)	Perficient, Inc.	1,596,422	1.5
12,479 (1)(2)	Rapid7, Inc.	884,387	0.8
8,629 (1)	SiTime Corp.	1,837,977	1.8
18,892 (1)	Tower Semiconductor Ltd.	911,728	0.9
119,991 (1)	Viavi Solutions, Inc.	1,736,270	1.7
33,309 (1)	WNS Holdings Ltd. ADR	2,423,896	2.3
		28,359,245	27.0
	Materials: 3.6%
28,003 (1)	Aspen Aerogels, Inc.	490,612	0.5
76,273	Element Solutions, Inc.	1,623,852	1.5
16,689	Innospec, Inc.	1,702,779	1.6
		3,817,243	3.6
	Total Common Stock (Cost $112,353,954)	102,646,388	97.6
EXCHANGE-TRADED FUNDS: 1.4%
20,827 (1)(2)	SPDR S&P Biotech ETF	1,432,481	1.4
	Total Exchange-Traded Funds (Cost $1,917,306)	1,432,481	1.4
	Total Long-Term Investments (Cost $114,271,260)	104,078,869	99.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.5%
	Repurchase Agreements: 3.2%
1,000,000 (3)	Bank of America Inc., Repurchase Agreement dated 05/31/22, 0.80%, due 06/01/22 (Repurchase Amount $1,000,022, collateralized by various U.S. Government Agency Obligations, 1.000%-8.500%, Market Value plus accrued interest $1,020,000, due 01/20/24-05/20/52)	1,000,000	1.0
323,479 (3)	JPMorgan Securities LLC, Repurchase Agreement dated 05/31/22, 0.77%, due 06/01/22 (Repurchase Amount $323,486, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $329,949, due 09/13/22-02/15/32)	323,479	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (3)	MUFG Securities America Inc., Repurchase Agreement dated 05/31/22, 0.80%, due 06/01/22 (Repurchase Amount $1,000,022, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $1,020,000, due 01/01/24-05/01/52)	$1,000,000	1.0
1,000,000 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/22, 0.79%, due 06/01/22 (Repurchase Amount $1,000,022, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $1,020,000, due 07/15/22-05/20/52)	1,000,000	0.9
	Total Repurchase Agreements (Cost $3,323,479)	3,323,479	3.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
1,397,000 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.710% (Cost $1,397,000)	1,397,000	1.3
	Total Short-Term Investments (Cost $4,720,479)	$4,720,479	4.5
	Total Investments in Securities (Cost $118,991,739)	$108,799,348	103.5
	Liabilities in Excess of Other Assets	(3,661,299)	(3.5)
	Net Assets	$105,138,049	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of May 31, 2022.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of May 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$102,646,388	$—	$—	$102,646,388
Exchange-Traded Funds	1,432,481	—	—	1,432,481
Short-Term Investments	1,397,000	3,323,479	—	4,720,479
Total Investments, at fair value	$105,475,869	$3,323,479	$—	$108,799,348

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $120,662,417.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$3,654,933
Gross Unrealized Depreciation	(15,518,002)
Net Unrealized Depreciation	$(11,863,069)
See Accompanying Notes to Financial Statements

Voya U.S. High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of May 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.9%
	Communication Services: 6.2%
62,021	AT&T, Inc.	$1,320,427	1.2
35,870	Comcast Corp. – Class A	1,588,324	1.5
6,093	Electronic Arts, Inc.	843,171	0.8
7,637	Omnicom Group	569,797	0.5
96,841 (1)	Sirius XM Holdings, Inc.	619,782	0.6
32,692	Verizon Communications, Inc.	1,676,773	1.6
		6,618,274	6.2
	Consumer Discretionary: 3.2%
25,170	H&R Block, Inc.	886,991	0.8
6,620	Hasbro, Inc.	594,145	0.6
10,134	Service Corp. International	699,860	0.7
3,748	Target Corp.	606,726	0.6
4,884	Yum! Brands, Inc.	593,260	0.5
		3,380,982	3.2
	Consumer Staples: 8.4%
10,719	Coca-Cola Co.	679,370	0.6
8,923	Colgate-Palmolive Co.	703,222	0.7
8,102	Conagra Brands, Inc.	266,475	0.3
24,300	Flowers Foods, Inc.	670,680	0.6
13,041	General Mills, Inc.	902,707	0.8
2,824	Hershey Co.	597,869	0.6
9,969	Kellogg Co.	695,238	0.7
2,516	Kimberly-Clark Corp.	334,678	0.3
13,449	Mondelez International, Inc.	852,344	0.8
5,046	PepsiCo, Inc.	846,466	0.8
16,296	Procter & Gamble Co.	2,388,121	2.2
		8,937,170	8.4
	Energy: 6.8%
13,526	Chevron Corp.	2,362,451	2.2
2,870	ConocoPhillips	322,473	0.3
23,873	Coterra Energy, Inc.	819,560	0.8
11,355	DT Midstream, Inc.	659,726	0.6
2,805	EOG Resources, Inc.	382,474	0.4
7,684	Kinder Morgan, Inc.	150,878	0.1
10,781	Marathon Petroleum Corp.	1,083,279	1.0
6,866	Targa Resources Corp.	486,011	0.5
24,515	Williams Cos., Inc.	908,526	0.9
		7,175,378	6.8
	Financials: 18.7%
3,678	Aflac, Inc.	222,776	0.2
6,245	Allstate Corp.	853,629	0.8
2,305	Aon PLC	635,419	0.6
3,561	Assurant, Inc.	629,193	0.6
10,229	Axis Capital Holdings Ltd.	599,113	0.6
3,763	Bank of Hawaii Corp.	299,737	0.3
12,280	Bank OZK	505,267	0.5
1,468	Blackrock, Inc.	983,350	0.9
5,142	Cboe Global Markets, Inc.	579,670	0.5
12,824	Citigroup, Inc.	687,779	0.6
4,286	CME Group, Inc.	852,185	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
13,376	Essent Group Ltd.	$573,386	0.5
461	Everest Re Group Ltd.	130,233	0.1
1,272	Factset Research Systems, Inc.	488,856	0.5
4,953	First American Financial Corp.	299,060	0.3
3,301	Hancock Whitney Corp.	164,522	0.1
2,865	Hanover Insurance Group, Inc.	420,009	0.4
9,689	Hartford Financial Services Group, Inc.	702,549	0.7
6,562	Intercontinental Exchange, Inc.	671,883	0.6
4,359	International Bancshares Corp.	182,801	0.2
885	JPMorgan Chase & Co.	117,672	0.1
15,690	Keycorp	313,172	0.3
6,361	Marsh & McLennan Cos., Inc.	1,017,442	1.0
3,053	Mercury General Corp.	148,676	0.1
5,912	Metlife, Inc.	398,410	0.4
44,031	MGIC Investment Corp.	613,352	0.6
2,453	Nasdaq, Inc.	380,853	0.4
25,904	Old Republic International Corp.	615,785	0.6
8,795	Progressive Corp.	1,049,947	1.0
8,469	Prosperity Bancshares, Inc.	614,003	0.6
23,148	Regions Financial Corp.	511,339	0.5
3,099	RLI Corp.	373,472	0.3
2,261	S&P Global, Inc.	781,861	0.7
3,915	T. Rowe Price Group, Inc.	497,557	0.5
4,410	Travelers Cos, Inc.	789,566	0.7
16,689	US Bancorp	885,685	0.8
9,153	Washington Federal, Inc.	297,015	0.3
		19,887,224	18.7
	Health Care: 19.4%
9,314	Abbott Laboratories	1,094,023	1.0
3,638	AbbVie, Inc.	529,280	0.5
1,345	Agilent Technologies, Inc.	171,568	0.2
3,169	Amgen, Inc.	813,609	0.8
1,134	Anthem, Inc.	573,545	0.5
9,659	Baxter International, Inc.	734,567	0.7
3,799	Becton Dickinson & Co.	971,784	0.9
19,612	Bristol-Myers Squibb Co.	1,479,725	1.4
11,109	Cardinal Health, Inc.	625,710	0.6
1,444	Cerner Corp.	135,892	0.1
6,413	CVS Health Corp.	620,458	0.6
3,201	Eli Lilly & Co.	1,003,321	0.9
16,177	Gilead Sciences, Inc.	1,049,079	1.0
17,246	Johnson & Johnson	3,096,174	2.9
2,856	McKesson Corp.	938,739	0.9
3,044	Medtronic PLC	307,103	0.3

See Accompanying Notes to Financial Statements

Voya U.S. High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of May 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
20,995	Merck & Co., Inc.	$1,919,870	1.8
39,022	Pfizer, Inc.	2,069,727	1.9
1,638	Thermo Fisher Scientific, Inc.	929,680	0.9
2,248	UnitedHealth Group, Inc.	1,116,761	1.1
2,640	Zoetis, Inc.	451,255	0.4
		20,631,870	19.4
	Industrials: 9.7%
6,469	3M Co.	965,757	0.9
1,578	Allegion Public Ltd.	177,155	0.2
7,143	Booz Allen Hamilton Holding Corp.	613,298	0.6
7,270	CSX Corp.	231,113	0.2
2,117	Cummins, Inc.	442,707	0.4
5,668	Emerson Electric Co.	502,525	0.5
4,980	Fortive Corp.	309,215	0.3
2,887	Illinois Tool Works, Inc.	600,698	0.6
10,741	Johnson Controls International plc	582,687	0.5
2,611	L3Harris Technologies, Inc.	628,990	0.6
1,648	Leidos Holdings, Inc.	171,737	0.2
1,425	Lockheed Martin Corp.	627,157	0.6
3,205	Manpowergroup, Inc.	287,200	0.3
12,299	MDU Resources Group, Inc.	337,680	0.3
7,319	MSC Industrial Direct Co.	620,570	0.6
5,596	Robert Half International, Inc.	504,479	0.5
2,122	Rockwell Automation, Inc.	457,730	0.4
3,015	United Parcel Service, Inc. - Class B	549,484	0.5
3,257	Verisk Analytics, Inc.	569,255	0.5
4,174	Waste Connections, Inc.	527,530	0.5
1,179	WW Grainger, Inc.	574,256	0.5
		10,281,223	9.7
	Information Technology: 9.3%
8,032	Amdocs Ltd.	689,786	0.7
3,050	Automatic Data Processing, Inc.	679,967	0.6
32,032	Cisco Systems, Inc.	1,443,042	1.4
9,139	Cognizant Technology Solutions Corp.	682,683	0.6
6,760	Dolby Laboratories, Inc.	524,711	0.5
9,340	Genpact Ltd.	413,947	0.4
9,108	International Business Machines Corp.	1,258,034	1.2
3,868	Jack Henry & Associates, Inc.	727,648	0.7
1,818	Microsoft Corp.	494,260	0.5
3,626	NetApp, Inc.	262,781	0.2
20,911	NortonLifeLock, Inc.	509,770	0.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
6,371	Oracle Corp.	$458,202	0.4
4,809	Paychex, Inc.	595,498	0.6
1,784	Roper Technologies, Inc.	789,313	0.7
4,498	SS&C Technologies Holdings, Inc.	287,827	0.3
		9,817,469	9.3
	Materials: 4.4%
3,126	Air Products & Chemicals, Inc.	769,496	0.7
58,373	Amcor PLC	762,061	0.7
14,856	International Paper Co.	719,773	0.7
11,849	Newmont Corp.	803,955	0.8
4,204	Packaging Corp. of America	661,205	0.6
1,293	Sherwin-Williams Co.	346,576	0.3
10,539	Sonoco Products Co.	615,527	0.6
		4,678,593	4.4
	Real Estate: 5.3%
1,006	Digital Realty Trust, Inc.	140,427	0.1
5,854	First Industrial Realty Trust, Inc.	311,038	0.3
13,309	Gaming and Leisure Properties, Inc.	620,997	0.6
5,941	Healthcare Realty Trust, Inc.	172,364	0.2
9,206	Highwoods Properties, Inc.	363,123	0.3
9,266	Invitation Homes, Inc.	349,791	0.3
4,470	Life Storage, Inc.	520,679	0.5
804	Mid-America Apartment Communities, Inc.	144,175	0.1
13,706	National Retail Properties, Inc.	607,176	0.6
9,016	National Storage Affiliates Trust	472,378	0.4
3,713	ProLogis, Inc.	473,333	0.5
11,631	Realty Income Corp.	793,467	0.8
8,063	WP Carey, Inc.	678,421	0.6
		5,647,369	5.3
	Utilities: 6.5%
2,968	Consolidated Edison, Inc.	294,604	0.3
6,054	DTE Energy Co.	803,426	0.7
9,270	Duke Energy Corp.	1,034,525	1.0
10,492	Edison International	733,496	0.7
4,969	Entergy Corp.	597,870	0.5
5,303	National Fuel Gas Co.	386,445	0.4
11,962	Public Service Enterprise Group, Inc.	819,876	0.8
2,643	Sempra Energy	433,082	0.4
13,696	Southern Co.	1,036,239	1.0

See Accompanying Notes to Financial Statements

Voya U.S. High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of May 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
7,540	WEC Energy Group, Inc.	$789,243	0.7
		6,928,806	6.5
	Total Common Stock (Cost $96,015,901)	103,984,358	97.9
EXCHANGE-TRADED FUNDS: 1.4%
9,325	iShares Russell 1000 Value ETF	1,487,617	1.4
	Total Exchange-Traded Funds (Cost $1,509,497)	1,487,617	1.4
	Total Long-Term Investments (Cost $97,525,398)	105,471,975	99.3

Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
	Repurchase Agreements: 0.6%
667,037 (2)	Citigroup, Inc., Repurchase
Agreement dated 05/31/22,
0.80%, due 06/01/22
(Repurchase Amount
$667,052, collateralized by
various U.S. Government
Securities,
0.000%-6.125%, Market
Value plus accrued interest
$680,661, due
08/25/22-01/31/28)
(Cost $667,037)	667,037	0.6
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
263,000 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.710%
	(Cost $263,000)	$263,000	0.3
	Total Short-Term Investments (Cost $930,037)	930,037	0.9
	Total Investments in Securities (Cost $98,455,435)	$106,402,012	100.2
	Liabilities in Excess of Other Assets	(257,032)	(0.2)
	Net Assets	$106,144,980	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(3)
Rate shown is the 7-day yield as of May 31, 2022.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$103,984,358	$—	$—	$103,984,358
Exchange-Traded Funds	1,487,617	—	—	1,487,617
Short-Term Investments	263,000	667,037	—	930,037
Total Investments, at fair value	$105,734,975	$667,037	$—	$106,402,012

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya U.S. High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of May 31, 2022 (continued)

At May 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $99,060,918.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$10,934,907
Gross Unrealized Depreciation	(3,593,813)
Net Unrealized Appreciation	$7,341,094
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2022 were as follows:
Fund Name	Type	Per Share Amount
Voya Large-Cap Growth Fund
Class A	NII	$—
Class C	NII	$—
Class I	NII	$0.0020
Class P3	NII	$0.0036
Class R	NII	$—
Class R6	NII	$0.0036
Class W	NII	$—
All Classes	STCG	$3.4377
All Classes	LTCG	$5.5701
Voya Large Cap Value Fund
Class A	NII	$0.1011
Class C	NII	$0.0169
Class I	NII	$0.1418
Class P3	NII	$0.1446
Class R	NII	$0.0705
Class R6	NII	$0.1437
Class W	NII	$0.1296
All Classes	STCG	$0.4005
All Classes	LTCG	$1.4265
Fund Name	Type	Per Share Amount
Voya MidCap Opportunities Fund
All Classes	STCG	$2.3726
All Classes	LTCG	$3.2963
Voya Multi-Manager Mid Cap Value Fund
Class I	NII	$0.1528
Class P	NII	$0.1530
Class P3	NII	$0.1533
All Classes	STCG	$0.3943
All Classes	LTCG	$1.1404
Voya SmallCap Opportunities Fund
All Classes	STCG	$5.8694
All Classes	LTCG	$4.8370
Voya U.S. High Dividend Low Volatility Fund
Class A	NII	$0.2479
Class I	NII	$0.2777
Class P3	NII	$0.2781
Class R6	NII	$0.2781
All Classes	STCG	$1.1348
All Classes	LTCG	$2.5135

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2022, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Large-Cap Growth Fund	13.72%
Voya Large Cap Value Fund	60.29%
Voya MidCap Opportunities Fund	5.95%
Voya Multi-Manager Mid Cap Value Fund	45.72%
Voya SmallCap Opportunities Fund	9.71%
Voya U.S. High Dividend Low Volatility Fund	36.27%
For the year ended May 31, 2022, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya Large-Cap Growth Fund	14.42%
Voya Large Cap Value Fund	65.01%
Voya MidCap Opportunities Fund	6.30%
Voya Multi-Manager Mid Cap Value Fund	47.17%
Voya SmallCap Opportunities Fund	9.68%
Voya U.S. High Dividend Low Volatility Fund	37.26%

TAX INFORMATION (Unaudited) (continued)

The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Voya Large-Cap Growth Fund	100.00%
Voya Large Cap Value Fund	100.00%
Voya MidCap Opportunities Fund	100.00%
Voya Multi-Manager Mid Cap Value Fund	100.00%
Voya SmallCap Opportunities Fund	100.00%
Voya U.S. High Dividend Low Volatility Fund	100.00%
For the year ended May 31, 2022, the Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Large-Cap Growth Fund	$116,304,370
Voya Large Cap Value Fund	$76,847,815
Voya MidCap Opportunities Fund	$130,309,101
Voya Multi-Manager Mid Cap Value Fund	$19,714,122
Voya SmallCap Opportunities Fund	$11,508,318
Voya U.S. High Dividend Low Volatility Fund	$21,248,599
The Funds designate the following amounts as Section 199A dividends:
Voya Large-Cap Growth Fund	$133,569
Voya Large Cap Value Fund	$387,293
Voya MidCap Opportunities Fund	$268,698
Voya Multi-Manager Mid Cap Value Fund	$402,233
Voya SmallCap Opportunities Fund	$77,053
Voya U.S. High Dividend Low Volatility Fund	$145,317
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:
1
At this meeting, a proposal was submitted to approve a change in the sub-classification under the Investment Company Act of 1940, as amended, of their respective Fund from “diversified” to “non-diversified”, including the elimination of the related fundamental investment restriction.

A shareholder meeting of Voya Large-Cap Growth Fund was held virtually on October 7, 2021.
	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Large-Cap Growth Fund	1*	13,259,361.018	125,425.273	175,384.381	0.000	13,560,170.672

*
Proposal Passed

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	131	RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	131	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	131	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Trustee	August 2015 – Present	Retired.	131	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	131	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	131	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	October 2015 – Present	Retired.	131	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer, Voya Investment Management (January 2022 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2022.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 53	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer, Voya Investment Management (January 2022 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present) and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kristin M. Lynch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Chief Compliance Officer	April 2022 – Present	Chief Compliance Officer, Voya Family of Funds (April 2022 – Present); Vice President, Voya Investment Management (March 2019 – Present). Formerly, Assistant Vice President, Voya Investment Management (March 2014 – March 2019).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – Present). Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President Secretary	June 2022 – Present September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:49	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age 29:	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163058         (0522-072622)

Annual Report
May 31, 2022
Classes A, C, I, P3, R, R6 and W
Domestic Equity and Growth Funds
■
Voya Corporate Leaders® 100 Fund

■
Voya Small Company Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each fund’s annual and semi-annual shareholder reports, like this annual report, are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
S&P 100 Index*	The S&P 100 Index, a sub-set of the S&P 500®, measures the performance of large cap companies in the United States. The Index comprises 100 major, blue chip companies across multiple industry groups.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

*
The S&P 100 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 100 Index.

2

Portfolio Managers’ Report	Voya Corporate Leaders® 100 Fund

Sector Diversification as of May 31, 2022 (as a percentage of net assets)

Information Technology	15.0%
Health Care	14.9%
Financials	14.8%
Industrials	11.6%
Consumer Staples	11.6%
Consumer Discretionary	10.1%
Communication Services	7.7%
Utilities	4.3%
Energy	3.6%
Materials	3.2%
Real Estate	2.0%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Corporate Leaders® 100 Fund (the “Fund”) seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2022, the Fund’s Class A shares, excluding sales charges, provided a total return of -0.68% compared to the S&P 500® Index (the “Index”), which returned -0.30% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index on a net-of-fees basis but outperformed on a gross-of-fees basis. Performance was driven by the Fund’s portfolio construction rules, which equally weight the stocks in the S&P 100 Index. The resulting portfolio differs from the more broadly based and capitalization-weighted Index. Holdings and an underweight in the information technology sector had the greatest negative impact on relative performance. The holdings and underweight allocation to the financials and industrials sectors also detracted. Key detractors were the underweight positions in Apple Inc. and Microsoft Corporation, and an overweight to Boeing Company. By contrast, holdings and overweights to the health care and utilities sectors had the largest positive impact on relative performance. Key contributors were the
Top Ten Holdings as of May 31, 2022 (as a percentage of net assets)

Exxon Mobil Corp.	1.2%
Philip Morris International, Inc.	1.2%
Merck & Co., Inc.	1.2%
ConocoPhillips	1.2%
Gilead Sciences, Inc.	1.2%
Eli Lilly & Co.	1.2%
Amgen, Inc.	1.1%
Dow, Inc.	1.1%
Chevron Corp.	1.2%
International Business Machines Corp.	1.1%
Portfolio holdings are subject to change daily.
underweight positions in Amazon.com, Inc and Meta Platforms Inc, and an overweight to ConocoPhillips.
Sector exposures are purely a function of the strategy’s rules-based investment discipline, however, and are not actively managed.
Current Strategy and Outlook: The Fund’s investment strategy follows a strict rules-based approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). On a quarterly basis, if the value of a security rises by more than 50%, the sub-adviser immediately reduces the position size to 1%, and if the value of a security falls more than 30%, the sub-adviser sells the position. The sub-adviser rebalances the portfolio quarterly to realign the Fund’s holdings to their initial 1% weightings.
Most financial assets sustained losses over the one-year reporting period ended May 31, 2022. The Index struggled but saw a gain in the final month of the period that left it only slightly negative for the year. Other equity indexes and most fixed income indexes saw gains in May, though most remained negative for the full reporting period. Only commodities, propped up by inflationary pressures, delivered positive results throughout the period.
Market dynamics currently offer little clarity on whether we’re experiencing bear market rallies or are in the early stages of finding a market bottom, in our opinion. The market downturns, and effects of the U.S. Federal Reserve Board (the “Fed”) raising interest rates to curb inflation, are tightening financial conditions and slowing

3

Voya Corporate Leaders® 100 Fund	Portfolio Managers’ Report

the rate of economic growth, in our view. Cross-currents of rising inflation and slowing growth make it harder, in our view, for the Fed to engineer a soft landing and avoid recession, but we believe at some point it will determine that financial conditions are tight enough to restore price stability.
We believe most of the needed tightening of financial conditions is already done. While consumers and corporations face tougher choices ahead with rising rates and inflation, from an investor’s perspective, profits have held in, and the labor market is strong, in our opinion. As signs of economic slowing accumulate, we could see further easing of inflation, which could convince the Fed to moderate its policy path and help the stock and bond markets get back on their feet.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya Corporate Leaders® 100 Fund

Average Annual Total Returns for the Periods Ended May 31, 2022
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 4, 2018
Including Sales Charge:
Class A(1)	-6.41%	10.27%	12.32%	—
Class C(2)	-2.11%	11.00%	12.39%	—
Class I	-0.37%	11.95%	13.34%	—
Class P3	0.09%	—	—	12.33%
Class R	-0.98%	11.26%	12.68%	—
Class R6(3)	-0.36%	11.97%	13.35%	—
Class W	-0.44%	11.89%	13.27%	—
Excluding Sales Charge:
Class A	-0.68%	11.59%	12.99%	—
Class C	-1.19%	11.00%	12.39%	—
Class I	-0.37%	11.95%	13.34%	—
Class P3	0.09%	—	—	12.33%
Class R	-0.98%	11.26%	12.68%	—
Class R6(3)	-0.36%	11.97%	13.35%	—
Class W	-0.44%	11.89%	13.27%	—
S&P 500® Index	-0.30%	13.38%	14.40%	12.74%

Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Corporate Leaders® 100 Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on October 1, 2014. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Prior to the close of business on November 8, 2019, the Fund was a separate active series under Voya Series Fund, Inc.

5

Voya Small Company Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2022 (as a percentage of net assets)

Information Technology	19.9%
Industrials	16.7%
Health Care	15.8%
Financials	14.8%
Real Estate	6.6%
Materials	6.3%
Energy	5.9%
Consumer Discretionary	5.7%
Utilities	2.8%
Communication Services	2.0%
Consumer Staples	1.6%
Exchange-Traded Funds	0.5%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Small Company Fund* (the “Fund”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers**, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2022, the Fund’s Class A shares, excluding sales charges, provided a total return of -12.61% compared to the Russell 2000® Index (the “Index” or “Russell 2000®”), which returned -16.92% for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed the Index due to favorable sector allocation and stock selection effects. Most notably, our underweight allocation to and stock selection within the pharmaceutical and biotechnology sector contributed the most to performance. Stock selection within the health care equipment and services sector also added value. At the individual stock level, key contributors included owning non-benchmark positions in APA Corp. and Marathon Oil Corporation, as well as an overweight position in Civitas Resources, Inc. By contrast, stock selection in the transportation and banks sectors detracted the most from performance. Key detractors included overweight positions in Diebold Nixdorf Incorporated, Avaya Holdings Corp. and Silvergate Capital Corp.
Current Strategy and Outlook: We entered 2022 faced with a tenuous global outlook — prolonged inflationary pressures and supply chain headwinds coupled with tighter monetary policy and more rate hikes on the
Top Ten Holdings as of May 31, 2022* (as a percentage of net assets)

WEX, Inc.	1.6%
Cushman & Wakefield PLC	1.5%
Ovintiv, Inc.	1.4%
Hillenbrand, Inc.	1.4%
Euronet Worldwide, Inc.	1.4%
Civitas Resources, Inc.	1.4%
CSG Systems International, Inc.	1.3%
Matador Resources Co.	1.3%
Selective Insurance Group	1.3%
EMCOR Group, Inc.	1.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
horizon. While the certainty of a recession remains unknown, the degree of growth that we experienced following the COVID-19 induced drawdown has undeniably slowed, in our opinion. The Russian — Ukrainian conflict has only added another level of uncertainty in the equity markets, in our view.
Given these dynamics, looking ahead, we believe the key to performing in what we anticipate will be a slower growth environment for the remainder of 2022, is to have a balanced portfolio across sectors, and we will seek to build positions, which have pulled back, to what we view as more reasonable valuations, which have continued upside potential.
As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies that we believe have strong fundamentals and attractive relative valuations.

*
On May 25, 2022, the Board of Trustees of Voya Equity Trust approved changes with respect to the Fund’s principal investment strategies and portfolio management team.

**
Effective June 1, 2022, James Hasso and Joseph Basset were removed as portfolio managers to the Fund and Vincent Costa, CFA, and Gareth Shepherd, Ph.D., CFA, were added as portfolio managers to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
6

Portfolio Managers’ Report	Voya Small Company Fund

Average Annual Total Returns for the Periods Ended May 31, 2022
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-17.64%	4.02%	8.97%
Class C(2)	-13.94%	4.43%	8.79%
Class I	-12.36%	5.59%	9.98%
Class R(3)	-12.83%	5.38%	9.59%
Class R6(4)	-12.32%	5.64%	10.04%
Class W	-12.43%	5.52%	9.91%
Excluding Sales Charge:
Class A	-12.61%	5.26%	9.63%
Class C	-13.39%	4.43%	8.79%
Class I	-12.36%	5.59%	9.98%
Class R(3)	-12.83%	5.38%	9.59%
Class R6(4)	-12.32%	5.64%	10.04%
Class W	-12.43%	5.52%	9.91%
Russell 2000®	-16.92%	7.72%	10.83%

Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Small Company Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R incepted on October 4, 2016. The Class R shares performance shown for the period prior to their inception date is the performance of Class A shares with adjustment for any differences in the expenses between the two classes.

(4)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Prior to the close of business on November 8, 2019, the Fund was a separate active series under Voya Series Fund, Inc.

7

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021 to May 31, 2022. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2022*	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2022*
Voya Corporate Leaders® 100 Fund
Class A	$1,000.00	$962.90	0.81%	$3.96	$1,000.00	$1,020.89	0.81%	$4.08
Class C	1,000.00	960.60	1.34	6.55	1,000.00	1,018.25	1.34	6.74
Class I	1,000.00	964.70	0.49	2.40	1,000.00	1,022.49	0.49	2.47
Class P3	1,000.00	966.90	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	961.40	1.09	5.33	1,000.00	1,019.50	1.09	5.49
Class R6	1,000.00	964.80	0.48	2.35	1,000.00	1,022.54	0.48	2.42
Class W	1,000.00	964.20	0.56	2.74	1,000.00	1,022.14	0.56	2.82
Voya Small Company Fund
Class A	$1,000.00	$924.90	1.34%	$6.43	$1,000.00	$1,018.25	1.34%	$6.74
Class C	1,000.00	920.30	2.09	10.01	1,000.00	1,014.51	2.09	10.50
Class I	1,000.00	926.00	1.03	4.95	1,000.00	1,019.80	1.03	5.19
Class R	1,000.00	923.90	1.59	7.63	1,000.00	1,017.00	1.59	8.00
Class R6	1,000.00	926.30	1.00	4.80	1,000.00	1,019.95	1.00	5.04
Class W	1,000.00	925.80	1.09	5.23	1,000.00	1,019.50	1.09	5.49

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Corporate Leaders® 100 Fund and Voya Small Company Fund and the Board of Trustees of Voya Equity Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Corporate Leaders® 100 Fund and Voya Small Company Fund (collectively referred to as the “Funds”) (two of the funds constituting Voya Equity Trust (the “Trust”)), including the portfolios of investments, as of May 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (two of the funds constituting Voya Equity Trust) at May 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the periods in the two-year period ended May 31, 2019, were audited by another independent registered public accounting firm whose report, dated July 25, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
July 29, 2022
9

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2022

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
ASSETS:
Investments in securities at fair value+*	$873,301,733	$213,140,171
Short-term investments at fair value†	7,805,000	8,812,843
Cash	35,960	7,564
Cash collateral for futures contracts	380,800	—
Receivables:
Fund shares sold	1,138,772	45,035
Dividends	1,993,909	155,854
Foreign tax reclaims	—	5,275
Prepaid expenses	67,126	38,447
Reimbursement due from Investment Adviser	72,635	—
Other assets	46,689	24,206
Total assets	884,842,624	222,229,395
LIABILITIES:
Payable for fund shares redeemed	318,815	371,999
Payable upon receipt of securities loaned	—	4,434,843
Variation margin payable on futures contracts	41,650	—
Payable for investment management fees	351,189	168,210
Payable to investment adviser (Note 6)	—	145,658
Payable for distribution and shareholder service fees	155,378	9,071
Payable to trustees under the deferred compensation plan (Note 6)	46,689	24,206
Payable for trustee fees	2,192	880
Other accrued expenses and liabilities	522,019	882,508
Total liabilities	1,437,932	6,037,375
NET ASSETS	$883,404,692	$216,192,020
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$561,149,033	$235,364,666
Total distributable earnings (loss)	322,255,659	(19,172,646)
NET ASSETS	$883,404,692	$216,192,020
+ Including securities loaned at value	$—	$4,331,463
* Cost of investments in securities	$561,970,282	$232,053,037
† Cost of short-term investments	$7,805,000	$8,812,843
See Accompanying Notes to Financial Statements
10

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2022 (continued)

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
Class A
Net assets	$428,157,309	$34,939,752
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	20,621,636	3,455,984
Net asset value and redemption price per share†	$20.76	$10.11
Maximum offering price per share (5.75%)(1)	$22.03	$10.73
Class C
Net assets	$63,021,991	$2,144,064
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	3,058,308	343,901
Net asset value and redemption price per share†	$20.61	$6.23
Class I
Net assets	$308,185,112	$88,522,222
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	14,816,244	6,553,041
Net asset value and redemption price per share	$20.80	$13.51
Class P3
Net assets	$4,788	n/a
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	219	n/a
Net asset value and redemption price per share	$21.86	n/a
Class R
Net assets	$62,864,727	$70,617
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	3,055,739	7,004
Net asset value and redemption price per share	$20.57	$10.08
Class R6
Net assets	$7,322,938	$41,309,673
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	351,910	3,046,889
Net asset value and redemption price per share	$20.81	$13.56
Class W
Net assets	$13,847,827	$49,205,692
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	662,977	3,646,370
Net asset value and redemption price per share	$20.89	$13.49

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
11

STATEMENTS OF OPERATIONS for the year ended May 31, 2022

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$18,514,671	$3,164,406
Securities lending income, net	—	11,229
Total investment income	18,514,671	3,175,635
EXPENSES:
Investment management fees	4,194,076	3,291,739
Distribution and shareholder service fees:
Class A	1,127,235	100,546
Class C	735,954	33,188
Class R	318,681	350
Transfer agent fees:
Class A	475,736	46,724
Class C	77,790	3,863
Class I	171,960	38,593
Class P3	47	—
Class R	67,262	82
Class R6	319	995
Class W	16,132	71,224
Shareholder reporting expense	27,440	31,215
Registration fees	113,088	92,156
Professional fees	46,942	49,428
Custody and accounting expense	86,760	76,917
Trustee fees	21,912	8,802
Licensing fee (Note 7)	174,862	—
Miscellaneous expense	20,748	53,031
Interest expense	1,268	421
Total expenses	7,678,212	3,899,274
Waived and reimbursed fees	(913,930)	(94,184)
Net expenses	6,764,282	3,805,090
Net investment income (loss)	11,750,389	(629,455)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	51,682,155	30,792,310
Foreign currency related transactions	—	(242)
Futures	(448,543)	—
Net realized gain	51,233,612	30,792,068
Net change in unrealized appreciation (depreciation) on:
Investments	(73,020,896)	(70,245,015)
Foreign currency related transactions	—	(138)
Futures	(15,572)	—
Net change in unrealized appreciation (depreciation)	(73,036,468)	(70,245,153)
Net realized and unrealized loss	(21,802,856)	(39,453,085)
Decrease in net assets resulting from operations	$(10,052,467)	$(40,082,540)
* Foreign taxes withheld	$—	$8,877
See Accompanying Notes to Financial Statements
12

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Corporate Leaders® 100 Fund		Voya Small Company Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM OPERATIONS:
Net investment income (loss)	$11,750,389	$10,730,545	$(629,455)	$(542,224)
Net realized gain	51,233,612	86,924,970	30,792,068	102,627,421
Net change in unrealized appreciation (depreciation)	(73,036,468)	176,823,569	(70,245,153)	73,076,193
Increase (decrease) in net assets resulting from operations	(10,052,467)	274,479,084	(40,082,540)	175,161,390
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(34,318,260)	(79,658,141)	(10,321,775)	—
Class C	(5,106,144)	(15,381,900)	(1,127,065)	—
Class I	(21,690,727)	(40,501,730)	(26,121,367)	(326,955)
Class P3	(376)	(805)	—	—
Class R	(4,624,679)	(11,520,824)	(17,406)	—
Class R6	(452,088)	(2,801,723)	(16,609,933)	(120,570)
Class W	(1,214,707)	(3,341,049)	(12,615,556)	(41,718)
Total distributions	(67,406,981)	(153,206,172)	(66,813,102)	(489,243)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	276,012,808	99,825,870	42,437,959	92,079,504
Reinvestment of distributions	61,399,800	138,189,682	65,042,905	476,539
	337,412,608	238,015,552	107,480,864	92,556,043
Cost of shares redeemed	(204,087,114)	(168,864,852)	(243,865,153)	(209,641,065)
Net increase (decrease) in net assets resulting from capital share transactions	133,325,494	69,150,700	(136,384,289)	(117,085,022)
Net increase (decrease) in net assets	55,866,046	190,423,612	(243,279,931)	57,587,125
NET ASSETS:
Beginning of year or period	827,538,646	637,115,034	459,471,951	401,884,826
End of year or period	$883,404,692	$827,538,646	$216,192,020	$459,471,951

See Accompanying Notes to Financial Statements
13

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Corporate Leaders® 100 Fund
Class A
05-31-22	22.56	0.29•	(0.31)	(0.02)	0.28	1.50	—	1.78	—	20.76	(0.68)	0.89	0.81	0.81	1.29	428,157	28
05-31-21	19.35	0.31•	7.79	8.10	0.40	4.49	—	4.88	—	22.56	46.33	0.96	0.81	0.81	1.49	441,976	27
05-31-20	20.14	0.36•	0.86	1.22	0.38	1.63	—	2.01	—	19.35	5.08	0.95	0.82	0.82	1.73	323,701	103
05-31-19	21.70	0.36•	(0.02)	0.34	0.37	1.53	—	1.90	—	20.14	1.99	0.92	0.81	0.81	1.68	329,079	23
05-31-18	20.11	0.31•	1.93	2.24	0.33	0.32	—	0.65	—	21.70	11.08	0.90	0.81	0.81	1.46	280,385	14
Class C
05-31-22	22.39	0.17•	(0.31)	(0.14)	0.14	1.50	—	1.64	—	20.61	(1.19)	1.64	1.34	1.34	0.75	63,022	28
05-31-21	19.21	0.19•	7.73	7.92	0.25	4.49	—	4.74	—	22.39	45.54	1.71	1.38	1.38	0.92	78,110	27
05-31-20	20.01	0.24•	0.86	1.10	0.27	1.63	—	1.90	—	19.21	4.51	1.70	1.36	1.36	1.17	77,642	103
05-31-19	21.54	0.24•	0.00*	0.24	0.24	1.53	—	1.77	—	20.01	1.48	1.67	1.35	1.35	1.11	99,290	23
05-31-18	19.97	0.20•	1.90	2.10	0.21	0.32	—	0.53	—	21.54	10.47	1.65	1.35	1.35	0.93	110,325	14
Class I
05-31-22	22.60	0.37•	(0.32)	0.05	0.35	1.50	—	1.85	—	20.80	(0.37)	0.60	0.49	0.49	1.64	308,185	28
05-31-21	19.37	0.38•	7.80	8.18	0.46	4.49	—	4.95	—	22.60	46.84	0.65	0.49	0.49	1.80	213,638	27
05-31-20	20.15	0.43•	0.87	1.30	0.45	1.63	—	2.08	—	19.37	5.45	0.62	0.50	0.50	2.04	156,971	103
05-31-19	21.71	0.41•	(0.01)	0.40	0.43	1.53	—	1.96	—	20.15	2.29	0.59	0.49	0.49	1.92	191,916	23
05-31-18	20.12	0.38•	1.93	2.31	0.40	0.32	—	0.72	—	21.71	11.43	0.56	0.49	0.49	1.78	333,230	14
Class P3
05-31-22	23.56	0.50•	(0.35)	0.15	0.35	1.50	—	1.85	—	21.86	0.09	1.49	0.00*	0.00*	2.10	5	28
05-31-21	19.93	0.50•	8.09	8.59	0.47	4.49	—	4.95	—	23.56	47.63	1.65	0.00	0.00	2.30	5	27
05-31-20	20.38	0.52	0.87	1.39	0.21	1.63	—	1.84	—	19.93	5.94	1.69	0.01	0.01	2.53	3	103
06-04-18(4) - 05-31-19	21.98	0.52	(0.27)	0.25	0.32	1.53	—	1.85	—	20.38	1.58	1.65	0.00*	0.00*	2.48	3	23
Class R
05-31-22	22.37	0.23•	(0.32)	(0.09)	0.21	1.50	—	1.71	—	20.57	(0.98)	1.14	1.09	1.09	1.02	62,865	28
05-31-21	19.21	0.24•	7.73	7.97	0.32	4.49	—	4.81	—	22.37	45.93	1.21	1.13	1.13	1.17	63,791	27
05-31-20	20.01	0.30•	0.85	1.15	0.32	1.63	—	1.95	—	19.21	4.77	1.20	1.11	1.11	1.43	50,071	103
05-31-19	21.55	0.29•	(0.01)	0.28	0.29	1.53	—	1.82	—	20.01	1.70	1.17	1.10	1.10	1.36	53,994	23
05-31-18	19.98	0.25•	1.91	2.16	0.27	0.32	—	0.59	—	21.55	10.76	1.15	1.10	1.10	1.18	59,800	14
Class R6
05-31-22	22.61	0.36•	(0.31)	0.05	0.35	1.50	—	1.85	—	20.81	(0.36)	0.54	0.48	0.48	1.58	7,323	28
05-31-21	19.38	0.38•	7.81	8.19	0.47	4.49	—	4.95	—	22.61	46.83	0.56	0.48	0.48	1.82	13,764	27
05-31-20	20.16	0.43•	0.88	1.31	0.46	1.63	—	2.09	—	19.38	5.47	0.58	0.49	0.49	2.04	11,195	103
05-31-19	21.71	0.42•	0.00*	0.42	0.44	1.53	—	1.97	—	20.16	2.35	0.55	0.48	0.48	1.96	18,207	23
05-31-18	20.12	0.38•	1.93	2.31	0.40	0.32	—	0.72	—	21.71	11.44	0.53	0.48	0.48	1.79	24,586	14
Class W
05-31-22	22.69	0.35•	(0.32)	0.03	0.33	1.50	—	1.83	—	20.89	(0.44)	0.64	0.56	0.56	1.54	13,848	28
05-31-21	19.41	0.37•	7.82	8.19	0.42	4.49	—	4.91	—	22.69	46.75	0.71	0.56	0.56	1.74	16,255	27
05-31-20	20.18	0.40•	0.90	1.30	0.44	1.63	—	2.07	—	19.41	5.43	0.70	0.57	0.57	1.90	17,533	103
05-31-19	21.73	0.40•	(0.01)	0.39	0.41	1.53	—	1.94	—	20.18	2.24	0.67	0.56	0.56	1.88	78,983	23
05-31-18	20.14	0.37•	1.92	2.29	0.38	0.32	—	0.70	—	21.73	11.35	0.65	0.56	0.56	1.71	100,787	14
See Accompanying Notes to Financial Statements
14

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Fund
Class A
05-31-22	15.58	(0.05)•	(1.62)	(1.67)	—	3.80	—	3.80	—	10.11	(12.61)	1.39	1.34	1.34	(0.42)	34,940	111
05-31-21	9.86	(0.05)•	5.77	5.72	—	—	—	—	—	15.58	58.01	1.48	1.35	1.35	(0.41)	44,179	143
05-31-20	10.56	(0.02)	(0.67)	(0.69)	0.01	—	0.00*	0.01	—	9.86	(6.49)	1.46	1.36	1.36	(0.13)	35,156	135
05-31-19	14.60	0.00*	(1.69)	(1.69)	0.01	2.34	—	2.35	—	10.56	(10.71)	1.40	1.35	1.35	0.00*	49,154	111
05-31-18	14.88	(0.01)	1.74	1.73	0.00*	2.01	—	2.01	—	14.60	12.08	1.38	1.35	1.35	(0.07)	64,724	79
Class C
05-31-22	11.22	(0.11)•	(1.08)	(1.19)	—	3.80	—	3.80	—	6.23	(13.39)	2.14	2.09	2.09	(1.19)	2,144	111
05-31-21	7.15	(0.10)•	4.17	4.07	—	—	—	—	—	11.22	56.92	2.23	2.10	2.10	(1.16)	4,353	143
05-31-20	7.71	(0.07)•	(0.48)	(0.55)	0.01	—	0.00*	0.01	—	7.15	(7.14)	2.21	2.11	2.11	(0.87)	3,590	135
05-31-19	11.50	(0.08)	(1.36)	(1.44)	0.01	2.34	—	2.35	—	7.71	(11.52)	2.15	2.10	2.10	(0.76)	7,105	111
05-31-18	12.20	(0.10)	1.41	1.31	—	2.01	—	2.01	—	11.50	11.22	2.13	2.10	2.10	(0.82)	11,809	79
Class I
05-31-22	19.42	(0.02)•	(2.09)	(2.11)	—	3.80	—	3.80	—	13.51	(12.36)	1.04	1.03	1.03	(0.14)	88,522	111
05-31-21	12.27	(0.02)•	7.19	7.17	—	0.02	—	0.02	—	19.42	58.49	1.24	1.04	1.04	(0.10)	235,238	143
05-31-20	13.12	0.03	(0.83)	(0.80)	0.05	—	0.00*	0.05	—	12.27	(6.16)	1.23	1.05	1.05	0.19	224,718	135
05-31-19	17.45	0.05	(2.01)	(1.96)	0.03	2.34	—	2.37	—	13.12	(10.46)	1.17	1.04	1.04	0.28	319,622	111
05-31-18	17.41	0.04	2.06	2.10	0.05	2.01	—	2.06	—	17.45	12.44	1.16	1.04	1.04	0.24	618,289	79
Class R
05-31-22	15.58	(0.08)•	(1.62)	(1.70)	—	3.80	—	3.80	—	10.08	(12.83)	1.64	1.59	1.59	(0.65)	71	111
05-31-21	9.89	(0.08)•	5.77	5.69	—	—	—	—	—	15.58	57.53	1.73	1.60	1.60	(0.67)	70	143
05-31-20	10.55	(0.04)•	(0.57)	(0.61)	0.05	—	0.00*	0.05	—	9.89	(5.80)	1.71	1.61	1.61	(0.39)	39	135
05-31-19	14.51	0.00*	(1.61)	(1.61)	0.01	2.34	—	2.35	—	10.55	(10.15)	1.65	1.60	1.60	(0.07)	92	111
05-31-18	14.83	(0.05)•	1.74	1.69	—	2.01	—	2.01	—	14.51	11.83	1.63	1.60	1.60	(0.32)	7	79
Class R6
05-31-22	19.47	(0.02)•	(2.09)	(2.11)	—	3.80	—	3.80	—	13.56	(12.32)	1.03	1.00	1.00	(0.09)	41,310	111
05-31-21	12.30	(0.01)•	7.20	7.19	—	0.02	—	0.02	—	19.47	58.52	1.05	1.03	1.03	(0.09)	108,522	143
05-31-20	13.13	0.04	(0.84)	(0.80)	0.03	—	0.00*	0.03	—	12.30	(6.11)	1.04	1.02	1.02	0.21	69,755	135
05-31-19	17.47	0.07	(2.02)	(1.95)	0.05	2.34	—	2.39	—	13.13	(10.40)	0.98	0.96	0.96	0.40	109,363	111
05-31-18	17.43	0.06	2.05	2.11	0.06	2.01	—	2.07	—	17.47	12.51	0.97	0.95	0.95	0.33	106,249	79
Class W
05-31-22	19.41	(0.03)•	(2.09)	(2.12)	—	3.80	—	3.80	—	13.49	(12.43)	1.14	1.09	1.09	(0.17)	49,206	111
05-31-21	12.27	(0.02)•	7.18	7.16	—	0.02	—	0.02	—	19.41	58.36	1.23	1.10	1.10	(0.14)	67,110	143
05-31-20	13.09	0.07•	(0.88)	(0.81)	0.01	—	0.00*	0.01	—	12.27	(6.19)	1.21	1.11	1.11	0.61	66,879	135
05-31-19	17.39	0.03•	(1.98)	(1.95)	0.01	2.34	—	2.35	—	13.09	(10.47)	1.15	1.10	1.10	0.20	1,445	111
05-31-18	17.37	0.03	2.04	2.07	0.04	2.01	—	2.05	—	17.39	12.32	1.13	1.10	1.10	0.19	4,417	79

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

See Accompanying Notes to Financial Statements
15

Financial Highlights (continued)

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022

NOTE 1 — ORGANIZATION
Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of eleven separate active investment series. This report is for: Voya Corporate Leaders® 100 Fund (“Corporate Leaders® 100”) and Voya Small Company Fund (“Small Company”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund offers at least six or more of the following classes of shares: Class A, Class C, Class I, Class P3, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Effective November 2, 2021, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Prior to November 2, 2021, Class C shares, along with their pro rata reinvested dividend shares, automatically converted to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the
“Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally,

19

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
E. Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter

20

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.
Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities.Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2022, Corporate Leaders® 100 purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended May 31, 2022, Corporate Leaders® 100 had an average notional amount on futures contracts purchased of $8,676,543. Please refer to the table within the Portfolio of Investments for open futures contracts for Corporate Leaders® 100 at May 31, 2022.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Funds declare and pay dividends, if any, annually. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

21

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2022, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Corporate Leaders® 100	$331,003,650	$256,977,309
Small Company	389,578,283	595,449,553
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:
Fund	As a Percentage of Average Daily Net Assets
Corporate Leaders® 100	0.500% on the first $500 million; 0.450% on the next $500 million; and 0.400% in excess of $1 billion
Small Company(1)	0.950% on the first $250 million; 0.900% on the next $250 million; 0.875% on the next $250 million; 0.850% on the next $1.25 billion; and 0.825% in excess of $2 billion

(1)
The Investment Adviser is contractually obligated to waive 0.02% of the management fee for Small Company. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages each Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

22

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class A, Class C and Class R shares of each Fund has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Funds pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class C	Class R
Corporate Leaders® 100	0.25%	1.00%(1)	0.50%
Small Company	0.25%	1.00%	0.50%

(1)
The Distributor has agreed to waive 0.25% of the Distribution Fee. Termination or modification of this contractual waiver requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2022, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
Corporate Leaders® 100	$46,396	$—
Small Company	1,819	—
Contingent Deferred Sales Charges:
Corporate Leaders® 100	$37	$1,221
Small Company	196	1,384
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2022, Small Company had $145,658 payable to the investment adviser.
At May 31, 2022, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Perspectives Fund	Small Company	5.65%
Voya Institutional Trust Company	Corporate Leaders® 100	10.62
The Investment Adviser may direct the Funds’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Funds’ equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended May 31, 2022, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:
Fund	Amount
Corporate Leaders® 100	$142,590
Small Company	16,221
At May 31, 2022, Small Company had a payable to the Investment Advisor of $145,658.
NOTE 7 — LICENSING FEE
Corporate Leaders® 100 pays an annual licensing fee to S&P Opco, LLC.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has

23

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class C	Class I	Class P3	Class R	Class R6	Class W
Corporate Leaders® 100	0.90%	1.45%	0.65%	0.00%	1.15%	0.65%	0.65%
Small Company	1.50%	2.25%	1.25%	N/A	1.75%	1.04%	1.25%
Pursuant to side letter agreements, through October 1, 2022, except Small Company which is through October 1, 2023, the Investment Adviser has further lowered the expense limits for certain share classes of shares of the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
	Class A	Class C	Class I	Class P3	Class R	Class R6	Class W
Corporate Leaders® 100	0.81%	1.45%	0.49%	0.00%	1.15%	0.48%	0.56%
Small Company(1)(2)	1.31%	2.06%	1.00%	N/A	1.56%	1.00%	1.06%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)
Prior to January 1, 2022, the side letter agreement was 1.35%, 2.10%, 1.04%, 1.60%, 1.04% and 1.10% for Class A, Class C, Class I, Class R, Class R6 and Class W, respectively.

Unless otherwise specified above and with the exception of the non-recoupable management fee waiver for Small Company, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of May 31, 2022, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	May 31,
	2023	2024	2025	Total
Corporate Leaders® 100	$690,831	$598,047	$461,785	$1,750,663
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser and the related expiration dates, as of May 31, 2022, are as follows:
	May 31,
	2023	2024	2025	Total
Corporate Leaders® 100
Class A	$146,428	$252,555	$117,079	$516,062
Class I	60,450	139,456	146,804	346,710
Class R6	359	234	314	907
Class W	26,534	11,098	3,960	41,592
The Expense Limitation Agreement is contractual through October 1, 2022 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective June 14, 2021, the Funds, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 14, 2021.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The below Funds utilized the line of credit during the year ended May 31, 2022, as follows:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Corporate Leaders® 100	6	$5,596,000	1.36%
Small Company	9	1,887,000	1.48

24

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Corporate Leaders® 100
Class A
5/31/2022	2,025,999	—	1,374,804	(2,366,262)	—	1,034,541	45,970,461	—	30,823,092	(53,092,993)	—	23,700,560
5/31/2021	1,599,041	—	3,734,823	(2,478,065)	—	2,855,799	32,860,530	—	71,484,517	(51,486,320)	—	52,858,727
Class C
5/31/2022	391,709	—	220,494	(1,042,371)	—	(430,168)	8,705,963	—	4,919,227	(23,325,044)	—	(9,699,854)
5/31/2021	256,439	—	784,241	(1,594,030)	—	(553,350)	5,404,264	—	14,931,957	(32,704,331)	—	(12,368,110)
Class I
5/31/2022	9,104,368	—	869,014	(4,610,468)	—	5,362,914	205,185,714	—	19,491,987	(102,498,535)	—	122,179,166
5/31/2021	2,486,565	—	1,800,885	(2,938,344)	—	1,349,106	54,364,702	—	34,468,936	(60,315,627)	—	28,518,011
Class P3
5/31/2022	—	—	16	—	—	16	—	—	376	—	—	376
5/31/2021	—	—	40	—	—	40	—	—	805	—	—	805
Class R
5/31/2022	405,204	—	207,677	(408,849)	—	204,032	8,896,044	—	4,620,818	(9,112,706)	—	4,404,156
5/31/2021	134,911	—	605,452	(494,986)	—	245,377	2,801,725	—	11,503,593	(10,339,279)	—	3,966,039
Class R6
5/31/2022	207,613	—	15,011	(479,464)	—	(256,840)	4,587,754	—	336,847	(10,994,056)	—	(6,069,455)
5/31/2021	170,388	—	130,363	(269,814)	—	30,937	3,553,669	—	2,496,448	(5,771,930)	—	278,187
Class W
5/31/2022	114,645	—	53,593	(221,758)	—	(53,520)	2,666,872	—	1,207,453	(5,063,780)	—	(1,189,455)
5/31/2021	39,368	—	171,874	(398,101)	—	(186,859)	840,980	—	3,303,426	(8,247,365)	—	(4,102,959)
Small Company
Class A
5/31/2022	173,339	—	899,367	(451,592)	—	621,114	2,252,201	—	9,848,070	(5,740,160)	—	6,360,111
5/31/2021	140,286	—	—	(870,553)	—	(730,267)	1,805,675	—	—	(10,098,242)	—	(8,292,567)
Class C
5/31/2022	17,555	—	160,980	(222,660)	—	(44,125)	131,280	—	1,091,446	(1,899,260)	—	(676,534)
5/31/2021	27,871	—	—	(141,769)	—	(113,898)	291,719	—	—	(1,231,236)	—	(939,517)
Class I
5/31/2022	1,163,010	—	1,728,860	(8,450,497)	—	(5,558,627)	19,056,904	—	25,258,648	(148,435,986)	—	(104,120,434)
5/31/2021	1,283,273	—	18,931	(7,505,381)	—	(6,203,177)	20,519,113	—	318,805	(112,349,776)	—	(91,511,858)
Class P3(1)
5/31/2022	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2021	59,750	—	—	(198,686)	—	(138,937)	800,049	—	—	(2,696,119)	—	(1,896,071)
Class R
5/31/2022	1,871	—	1,593	(927)	—	2,537	24,909	—	17,406	(14,166)	—	28,149
5/31/2021	1,077	—	—	(574)	—	503	12,149	—	—	(8,136)	—	4,013
Class R6
5/31/2022	836,478	—	1,105,851	(4,468,559)	—	(2,526,230)	14,237,839	—	16,211,779	(70,839,305)	—	(40,389,687)
5/31/2021	1,950,472	—	6,869	(2,054,965)	—	(97,624)	33,150,375	—	116,016	(30,967,232)	—	2,299,159
Class W
5/31/2022	389,027	—	864,079	(1,063,511)	—	189,595	6,734,826	—	12,615,556	(16,936,276)	—	2,414,106
5/31/2021	1,946,084	—	2,477	(3,943,727)	—	(1,995,166)	35,500,425	—	41,718	(52,290,324)	—	(16,748,181)

(1)
Class P3 of Small Company was fully redeemed on November 2, 2020

25

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2022:
Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$297,597	$(297,597)	$—
BNP Paribas Prime Brokerage Intl Ltd	1,571,163	(1,571,163)	—
Citigroup Global Markets Inc.	262,921	(262,921)	—
Goldman Sachs & Co. LLC	482,821	(482,821)	—
J.P. Morgan Securities LLC	587,876	(587,876)	—
Morgan Stanley & Co. LLC	761,862	(761,862)	—
State Street Bank and Trust Company	136,800	(136,800)	—
Wells Fargo Securities LLC	230,422	(230,422)	—
Total	$4,331,463	$(4,331,463)	$—

(1)
Cash Collateral with a fair value of $4,434,843 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of wash sale deferrals and distributions in connection with redemption of fund shares (equalization).
The following permanent tax differences have been reclassified as of May 31, 2022:

	Paid-in Capital	Distributable Earnings
Small Company(1)	$22,721,978	$(22,721,978)

(1)
Amount relates to equalization.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

26

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended May 31, 2022		Year Ended May 31, 2021
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Corporate Leaders® 100	$42,551,882	$24,855,099	$28,588,546	$124,617,626
Small Company	66,813,102	—	489,243	—
The tax-basis components of distributable earnings as of May 31, 2022 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Other	Total Distributable Earnings/(Loss)
Corporate Leaders® 100	$6,615,342	$23,856,981	$—	$—	$291,815,035	$(31,699)	$322,255,659
Small Company	—	6,843,983	(131,326)	(6,165,254)	(19,702,858)	(17,191)	(19,172,646)
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2022, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund.
NOTE 14 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Funds’ Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, each Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of a Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding a Fund’s shareholder base, characteristics of its

27

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 14 — LIQUIDITY (continued)

investments, access to borrowing arrangements and historical redemptions to determine whether a Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2021 through December 31, 2021, the Program supported the Funds’ ability to honor redemption requests in a timely manner and the Program Administrator’s management of each Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks.
NOTE 15 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Funds. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.
NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 17 — SUBSEQUENT EVENTS
Management Fee and Expense Limitation Agreement: On May 25, 2022, the Board approved changes to the management fee and expense limitations with respect to Small Company. Effective June 1, 2022, the management fee is 0.75% on all assets and the 0.02% management fee waiver has been terminated. The new recoupable Expense Limitation Agreement, effective June 1, 2022 through October 1, 2023, limits expenses to 1.17%, 1.92%, 0.86%, 1.42%, 0.86% and 0.92% for Class A, Class C, Class I, Class R, Class R6 and Class W, respectively. The non-recoupable side-letter agreement for Small Company was also terminated effective June 1, 2022.
Line of Credit Renewal: Effective June 13, 2022, the funds to which the Credit Agreement is available have entered into a renewed 364-Day Credit Agreement with BNY for an aggregate amount of $400,000,000 and will pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

28

PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.8%
	Communication Services: 7.7%
3,337 (1)	Alphabet, Inc. - Class C	$7,610,963	0.9
394,418	AT&T, Inc.	8,397,159	0.9
16,700 (1)	Charter Communications, Inc.	8,465,731	1.0
199,649	Comcast Corp. - Class A	8,840,458	1.0
41,787 (1)	Meta Platforms, Inc.	8,091,635	0.9
74,033 (1)	T-Mobile US, Inc.	9,867,858	1.1
184,485	Verizon Communications, Inc.	9,462,236	1.1
67,546 (1)	Walt Disney Co.	7,459,780	0.8
		68,195,820	7.7
	Consumer Discretionary: 10.1%
2,863 (1)	Amazon.com, Inc.	6,883,196	0.8
4,090 (1)	Booking Holdings, Inc.	9,176,160	1.0
551,316	Ford Motor Co.	7,542,003	0.9
210,554 (1)	General Motors Co.	8,144,229	0.9
30,867	Home Depot, Inc.	9,344,984	1.1
45,449	Lowe’s Cos, Inc.	8,876,190	1.0
38,233	McDonald’s Corp.	9,642,745	1.1
68,725	Nike, Inc. - Class B	8,167,966	0.9
104,594	Starbucks Corp.	8,210,629	0.9
42,896	Target Corp.	6,944,005	0.8
8,704 (1)	Tesla, Inc.	6,599,895	0.7
		89,532,002	10.1
	Consumer Staples: 11.6%
182,925	Altria Group, Inc.	9,894,413	1.1
153,050	Coca-Cola Co.	9,700,309	1.1
124,689	Colgate-Palmolive Co.	9,826,740	1.1
16,516	Costco Wholesale Corp.	7,700,090	0.9
241,656	Kraft Heinz Co.	9,141,847	1.1
151,733	Mondelez International, Inc.	9,644,150	1.1
56,687	PepsiCo, Inc.	9,509,244	1.1
101,355	Philip Morris International, Inc.	10,768,969	1.2
61,671	Procter & Gamble Co.	9,119,907	1.0
200,616	Walgreens Boots Alliance, Inc.	8,792,999	1.0
63,529	Walmart, Inc.	8,171,735	0.9
		102,270,403	11.6
	Energy: 3.6%
57,538	Chevron Corp.	10,049,587	1.2
94,177	ConocoPhillips	10,581,728	1.2
113,646	Exxon Mobil Corp.	10,910,016	1.2
		31,541,331	3.6
	Financials: 14.8%
50,175	American Express Co.	8,470,543	1.0
149,964	American International Group, Inc.	8,799,888	1.0
221,423	Bank of America Corp.	8,236,936	0.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
183,666	Bank of New York Mellon Corp.	$8,560,672	1.0
26,624 (1)	Berkshire Hathaway, Inc. - Class B	8,412,652	1.0
12,248	Blackrock, Inc.	8,194,892	0.9
70,806	Capital One Financial Corp.	9,053,255	1.0
107,269	Charles Schwab Corp.	7,519,557	0.9
173,209	Citigroup, Inc.	9,251,093	1.0
28,372	Goldman Sachs Group, Inc.	9,273,388	1.1
67,748	JPMorgan Chase & Co.	8,958,318	1.0
132,923	Metlife, Inc.	8,957,681	1.0
105,475	Morgan Stanley	9,085,616	1.0
172,549	US Bancorp	9,157,175	1.0
190,007	Wells Fargo & Co.	8,696,620	1.0
		130,628,286	14.8
	Health Care: 14.9%
79,094	Abbott Laboratories	9,290,381	1.0
58,144	AbbVie, Inc.	8,568,681	1.0
39,251	Amgen, Inc.	10,077,302	1.1
129,154	Bristol-Myers Squibb Co.	9,744,669	1.1
91,949	CVS Health Corp.	8,896,066	1.0
32,020	Danaher Corp.	8,447,516	0.9
32,845	Eli Lilly & Co.	10,294,937	1.2
159,592	Gilead Sciences, Inc.	10,349,541	1.2
53,017	Johnson & Johnson	9,518,142	1.1
85,346	Medtronic PLC	8,547,402	1.0
115,549	Merck & Co., Inc.	10,633,975	1.2
181,565	Pfizer, Inc.	9,630,208	1.1
15,997	Thermo Fisher Scientific, Inc.	9,079,417	1.0
18,281	UnitedHealth Group, Inc.	9,081,635	1.0
		132,159,872	14.9
	Industrials: 11.6%
62,875	3M Co.	9,386,609	1.1
48,850 (1)	Boeing Co.	6,418,890	0.7
42,680	Caterpillar, Inc.	9,212,478	1.0
96,194	Emerson Electric Co.	8,528,560	1.0
40,473	FedEx Corp.	9,089,426	1.0
38,970	General Dynamics Corp.	8,764,743	1.0
100,669	General Electric Co.	7,881,376	0.9
48,444	Honeywell International, Inc.	9,379,727	1.1
21,350	Lockheed Martin Corp.	9,396,348	1.1
94,429	Raytheon Technologies Corp.	8,982,086	1.0
34,411	Union Pacific Corp.	7,562,850	0.8
43,238	United Parcel Service, Inc. ‑ Class B	7,880,126	0.9
		102,483,219	11.6

See Accompanying Notes to Financial Statements
29

PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: 15.0%
28,131	Accenture PLC	$8,395,978	1.0
20,695 (1)	Adobe, Inc.	8,619,054	1.0
53,559	Apple, Inc.	7,971,722	0.9
15,087	Broadcom, Inc.	8,752,421	1.0
169,870	Cisco Systems, Inc.	7,652,643	0.9
185,131	Intel Corp.	8,223,519	0.9
72,060	International Business Machines Corp.	10,004,810	1.1
26,285	Mastercard, Inc. - Class A	9,406,613	1.1
30,336	Microsoft Corp.	8,247,448	0.9
34,386	Nvidia Corp.	6,420,554	0.7
114,219	Oracle Corp.	8,214,630	0.9
80,355 (1)	PayPal Holdings, Inc.	6,847,050	0.8
62,340	Qualcomm, Inc.	8,928,335	1.0
44,298 (1)	Salesforce, Inc.	7,098,312	0.8
50,793	Texas Instruments, Inc.	8,978,171	1.0
42,514	Visa, Inc. - Class A	9,020,195	1.0
		132,781,455	15.0
	Materials: 3.2%
148,167	Dow, Inc.	10,072,393	1.1
124,396	DuPont de Nemours, Inc.	8,440,268	1.0
29,241	Linde PLC	9,493,968	1.1
		28,006,629	3.2
	Real Estate: 2.0%
37,953	American Tower Corp.	9,720,902	1.1
70,637	Simon Property Group, Inc.	8,098,532	0.9
		17,819,434	2.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: 4.3%
85,407	Duke Energy Corp.	$9,609,996	1.1
201,592	Exelon Corp.	9,908,247	1.1
111,360	NextEra Energy, Inc.	8,428,838	1.0
131,327	Southern Co.	9,936,201	1.1
		37,883,282	4.3
	Total Common Stock (Cost $561,970,282)	873,301,733	98.8

SHORT-TERM INVESTMENTS: 0.9%
	Mutual Funds: 0.9%
7,805,000 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.710% (Cost $7,805,000)	7,805,000	0.9
	Total Short-Term Investments (Cost $7,805,000)	7,805,000	0.9
	Total Investments in Securities (Cost $569,775,282)	$881,106,733	99.7
	Assets in Excess of Other Liabilities	2,297,959	0.3
	Net Assets	$883,404,692	100.0

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of May 31, 2022.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$873,301,733	$—	$—	$873,301,733
Short-Term Investments	7,805,000	—	—	7,805,000
Total Investments, at fair value	$881,106,733	$—	$—	$881,106,733
Other Financial Instruments+
Futures	104,897	—	—	104,897
Total Assets	$881,211,630	$—	$—	$881,211,630

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
30

PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2022 (continued)

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2022, the following futures contracts were outstanding for Voya Corporate Leaders® 100 Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	34	06/17/22	$7,023,125	$104,897
			$7,023,125	$104,897
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of May 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$104,897
Total Asset Derivatives		$104,897

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(448,543)
Total	$(448,543)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(15,572)
Total	$(15,572)
At May 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $589,396,596.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$322,049,501
Gross Unrealized Depreciation	(30,234,466)
Net Unrealized Appreciation	$291,815,035
See Accompanying Notes to Financial Statements
31

PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.1%
	Communication Services: 2.0%
98,688 (1)	Imax Corp.	$1,709,276	0.8
32,895 (1)	Ziff Davis, Inc.	2,511,204	1.2
		4,220,480	2.0
	Consumer Discretionary: 5.7%
73,611 (2)	Bloomin Brands, Inc.	1,553,928	0.7
19,438	Kohl’s Corp.	783,740	0.3
10,544	LCI Industries	1,260,219	0.6
147,912 (1)	Lindblad Expeditions Holdings, Inc.	2,124,016	1.0
11,680	Marriott Vacations Worldwide Corp.	1,725,370	0.8
25,405 (1)	Mattel, Inc.	638,174	0.3
184,232 (1)	Modine Manufacturing Co.	2,177,622	1.0
65,556 (1)	Taylor Morrison Home Corp.	1,899,157	0.9
4,446 (1)	YETI Holdings, Inc.	203,405	0.1
		12,365,631	5.7
	Consumer Staples: 1.6%
6,585	Casey’s General Stores, Inc.	1,379,821	0.7
46,058 (1)	Performance Food Group Co.	1,996,154	0.9
		3,375,975	1.6
	Energy: 5.9%
36,270	APA Corp.	1,705,053	0.8
39,003	Civitas Resources, Inc.	2,977,879	1.4
66,549	Marathon Oil Corp.	2,091,635	1.0
45,444	Matador Resources Co.	2,767,539	1.3
56,005	Ovintiv, Inc.	3,135,720	1.4
		12,677,826	5.9
	Financials: 14.8%
31,937	Atlantic Union Bankshares Corp.	1,126,099	0.5
13,066	BankUnited, Inc.	544,330	0.3
13,437	Capstar Financial Holdings, Inc.	279,893	0.1
46,176	ConnectOne Bancorp, Inc.	1,272,611	0.6
12,909	CVB Financial Corp.	319,885	0.1
93,571	Eastern Bankshares, Inc.	1,821,827	0.8
8,003	Kinsale Capital Group, Inc.	1,759,700	0.8
16,565 (1)	Metropolitan Bank Holding Corp.	1,279,315	0.6
58,521	OFG Bancorp	1,658,485	0.8
29,528	Origin Bancorp, Inc.	1,153,954	0.5
57,282	Pacific Premier Bancorp, Inc.	1,865,102	0.9
31,542 (1)	Palomar Holdings, Inc.	1,960,335	0.9
21,803	Pinnacle Financial Partners, Inc.	1,775,200	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
83,247	Provident Financial Services, Inc.	$1,913,848	0.9
98,833	Radian Group, Inc.	2,125,898	1.0
19,958	RLI Corp.	2,417,313	1.1
34,684	Selective Insurance Group	2,750,441	1.3
12,197 (1)	Silvergate Capital Corp.	957,464	0.4
22,005	Stifel Financial Corp.	1,412,061	0.7
20,593 (1)	Texas Capital Bancshares, Inc.	1,164,122	0.5
9,607 (1)	Third Coast Bancshares, Inc.	238,638	0.1
5,120 (1)	Trupanion, Inc.	342,426	0.2
22,300	Wintrust Financial Corp.	1,948,797	0.9
		32,087,744	14.8
	Health Care: 15.8%
25,641 (1)	Acadia Healthcare Co., Inc.	1,824,870	0.8
24,095 (1)	Acadia Pharmaceuticals, Inc.	389,134	0.2
22,775 (1)	Addus HomeCare Corp.	1,901,712	0.9
12,322 (1)	Arrowhead Pharmaceuticals, Inc.	411,062	0.2
9,797 (1)	Biohaven Pharmaceutical Holding Co. Ltd.	1,408,123	0.7
22,640 (1)	Blueprint Medicines Corp.	1,245,200	0.6
24,817	Encompass Health Corp.	1,626,506	0.8
27,827	Ensign Group, Inc.	2,258,718	1.0
35,557 (1)	Envista Holdings Corp.	1,530,373	0.7
22,131 (1)	Global Blood Therapeutics, Inc.	551,947	0.3
39,258 (1)	Halozyme Therapeutics, Inc.	1,805,083	0.8
33,960 (1)	Insmed, Inc.	639,127	0.3
21,062 (1)	Integer Holdings Corp.	1,680,326	0.8
29,669 (1)	Intellia Therapeutics, Inc.	1,368,928	0.6
18,724 (1)	ModivCare, Inc.	1,786,831	0.8
35,492 (1)	NuVasive, Inc.	2,037,596	0.9
20,497 (1)	Omnicell, Inc.	2,278,447	1.1
57,806	Owens & Minor, Inc.	2,016,273	0.9
37,606 (1)	Pacific Biosciences of California, Inc.	211,722	0.1
52,385 (1)	Phreesia, Inc.	950,264	0.4
46,353	Premier, Inc.	1,734,066	0.8
49,041 (1)	R1 RCM, Inc.	1,052,910	0.5
105,568	Select Medical Holdings Corp.	2,570,581	1.2
28,223 (1)	Twist Bioscience Corp.	960,711	0.4
		34,240,510	15.8

See Accompanying Notes to Financial Statements
32

PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 16.7%
61,641 (1)	Aerojet Rocketdyne Holdings, Inc.	$2,511,254	1.2
47,547 (1)	Air Transport Services Group, Inc.	1,436,870	0.7
12,033	Alamo Group, Inc.	1,415,442	0.7
40,496 (1)	Alaska Air Group, Inc.	1,954,337	0.9
38,402	Altra Industrial Motion Corp.	1,505,742	0.7
14,244 (1)	ASGN, Inc.	1,356,456	0.6
22,638 (1)	Builders FirstSource, Inc.	1,473,507	0.7
12,304	BWX Technologies, Inc.	629,965	0.3
25,686 (1)	Casella Waste Systems, Inc.	1,838,604	0.8
14,117	Curtiss-Wright Corp.	2,004,332	0.9
26,034	EMCOR Group, Inc.	2,749,971	1.3
14,502	GATX Corp.	1,565,491	0.7
21,056 (1)	GXO Logistics, Inc.	1,142,709	0.5
74,126	Hillenbrand, Inc.	3,101,432	1.4
23,273 (1)	IAA, Inc.	908,345	0.4
7,393	ICF International, Inc.	755,639	0.3
18,765	John Bean Technologies Corp.	2,284,639	1.1
28,476	Knight-Swift Transportation Holdings, Inc.	1,385,073	0.6
13,591	Mantech International Corp.	1,299,979	0.6
13,600 (1)	Mercury Systems, Inc.	813,416	0.4
11,673	Regal Rexnord Corp.	1,458,541	0.7
45,234	Shyft Group, Inc./The	1,003,743	0.5
43,556 (1)	WillScot Mobile Mini Holdings Corp.	1,556,256	0.7
		36,151,743	16.7
	Information Technology: 19.9%
74,268 (1)	ACI Worldwide, Inc.	1,978,500	0.9
39,814 (1)(2)	Asana, Inc.	865,556	0.4
18,827	Badger Meter, Inc.	1,489,969	0.7
26,219 (1)	Blackline, Inc.	1,919,755	0.9
40,427 (1)	Calix, Inc.	1,493,373	0.7
63,818 (1)	Cohu, Inc.	1,941,982	0.9
41,782 (1)	Commvault Systems, Inc.	2,549,120	1.2
44,688	CSG Systems International, Inc.	2,779,147	1.3
39,182 (1)	Digital Turbine, Inc.	996,398	0.5
24,890 (1)	Envestnet, Inc.	1,658,172	0.8
24,946 (1)	Euronet Worldwide, Inc.	3,022,457	1.4
33,711	EVERTEC, Inc.	1,278,995	0.6
141,135 (1)	Harmonic, Inc.	1,359,130	0.6
69,878 (1)	Knowles Corp.	1,343,055	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
14,720	MKS Instruments, Inc.	$1,817,920	0.8
16,052 (1)	Onto Innovation, Inc.	1,290,260	0.6
20,731	Power Integrations, Inc.	1,749,282	0.8
23,987 (1)	Q2 Holdings, Inc.	1,264,834	0.6
29,131 (1)	Semtech Corp.	1,867,006	0.9
57,169 (1)	SMART Global Holdings, Inc.	1,409,216	0.6
32,751 (1)	Super Micro Computer, Inc.	1,639,515	0.8
34,548 (1)	Tenable Holdings, Inc.	1,737,764	0.8
40,134 (1)	Ultra Clean Holdings, Inc.	1,346,897	0.6
20,434 (1)	WEX, Inc.	3,479,502	1.6
72,238 (1)	Zuora, Inc.	732,493	0.3
		43,010,298	19.9
	Materials: 6.3%
42,468	Avient Corp.	2,089,426	1.0
58,139 (1)	Cleveland-Cliffs, Inc.	1,347,662	0.6
39,762	Commercial Metals Co.	1,579,744	0.7
103,347	Glatfelter Corp.	890,851	0.4
178,586	HudBay Minerals, Inc.	1,023,298	0.5
32,377 (1)	Ingevity Corp.	2,256,029	1.0
13,622	Minerals Technologies, Inc.	902,594	0.4
21,326	Sensient Technologies Corp.	1,864,746	0.9
59,711 (1)	Summit Materials, Inc.	1,630,707	0.8
		13,585,057	6.3
	Real Estate: 6.6%
36,925	American Assets Trust, Inc.	1,259,143	0.6
46,747	CubeSmart	2,081,644	1.0
168,323 (1)	Cushman & Wakefield PLC	3,142,590	1.5
68,554	Easterly Government Properties, Inc.	1,345,715	0.6
42,254	EPR Properties	2,165,095	1.0
51,986 (2)	eXp World Holdings, Inc.	726,245	0.3
106,690	Kite Realty Group Trust	2,236,222	1.0
14,228 (1)	Ryman Hospitality Properties	1,270,418	0.6
		14,227,072	6.6
	Utilities: 2.8%
30,525	Black Hills Corp.	2,340,046	1.1
30,328	NorthWestern Corp.	1,858,197	0.8
38,529	Portland General Electric Co.	1,897,553	0.9
		6,095,796	2.8
	Total Common Stock
	(Cost $230,945,435)	212,038,132	98.1

See Accompanying Notes to Financial Statements
33

PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.5%
5,947 (2)	iShares Russell 2000 ETF	$1,102,039	0.5
	Total Exchange-Traded Funds (Cost $1,107,602)	1,102,039	0.5
	Total Long-Term Investments (Cost $232,053,037)	213,140,171	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.1%
	Repurchase Agreements: 2.1%
1,032,282 (3)	Bank of America Inc., Repurchase Agreement dated 05/31/22, 0.80%, due 06/01/22 (Repurchase Amount $1,032,305, collateralized by various U.S. Government Agency Obligations, 1.000%-8.500%, Market Value plus accrued interest $1,052,928, due 01/20/24-05/20/52)	1,032,282	0.5
305,715 (3)	Barclays Capital, Inc., Repurchase Agreement dated 05/31/22, 0.80%, due 06/01/22 (Repurchase Amount $305,722, collateralized by various U.S. Government Securities, 0.000%-7.250%, Market Value plus accrued interest $311,829, due 06/02/22-11/15/51)	305,715	0.1
1,032,282 (3)	Daiwa Capital Markets, Repurchase Agreement dated 05/31/22, 0.80%, due 06/01/22 (Repurchase Amount $1,032,305, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,052,928, due 06/21/22-05/20/52)	1,032,282	0.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,032,282 (3)	MUFG Securities America Inc., Repurchase Agreement dated 05/31/22, 0.80%, due 06/01/22 (Repurchase Amount $1,032,305, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $1,052,928, due 01/01/24-05/01/52)	$1,032,282	0.5
1,032,282 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/22, 0.79%, due 06/01/22 (Repurchase Amount $1,032,304, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $1,052,928, due 07/15/22-05/20/52)	1,032,282	0.5
	Total Repurchase Agreements (Cost $4,434,843)	4,434,843	2.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.0%
4,378,000 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.710% (Cost $4,378,000)	4,378,000	2.0
	Total Short-Term Investments (Cost $8,812,843)	8,812,843	4.1
	Total Investments in Securities (Cost $240,865,880)	$221,953,014	102.7
	Liabilities in Excess of Other Assets	(5,760,994)	(2.7)
	Net Assets	$216,192,020	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements
34

PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2022 (continued)

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of May 31, 2022.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$212,038,132	$—	$—	$212,038,132
Exchange-Traded Funds	1,102,039	—	—	1,102,039
Short-Term Investments	4,378,000	4,434,843	—	8,812,843
Total Investments, at fair value	$217,518,171	$4,434,843	$—	$221,953,014

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $241,655,854.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$10,338,548
Gross Unrealized Depreciation	(30,041,406)
Net Unrealized Depreciation	$(19,702,858)
See Accompanying Notes to Financial Statements
35

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2022 were as follows:
Fund Name	Type	Per Share Amount
Voya Corporate Leaders® 100 Fund
Class A	NII	$0.2759
Class C	NII	$0.1360
Class I	NII	$0.3484
Class P3	NII	$0.3501
Class R	NII	$0.2079
Class R6	NII	$0.3501
Fund Name	Type	Per Share Amount
Class W	NII	$0.3319
All Classes	STCG	$0.8439
All Classes	LTCG	$0.6585
Voya Small Company Fund
All Classes	STCG	$3.7960

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2022, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Corporate Leaders® 100 Fund	51.82%
Voya Small Company Fund	8.04%
For the year ended May 31, 2022, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya Corporate Leaders® 100 Fund	52.80%
Voya Small Company Fund	7.92%
The Funds designate the following percentage of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Voya Corporate Leaders® 100 Fund	100.00%
Voya Small Company Fund	100.00%
The Funds designate the following amount of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Corporate Leaders® 100 Fund	$24,855,099
The Funds designate the following amounts as Section 199A dividends:
Voya Corporate Leaders® 100 Fund	$496,572
Voya Small Company Fund	$387,601
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
36

Trustee and Officer Information (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	131	RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	131	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	131	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Trustee	August 2015 – Present	Retired.	131	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	131	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	131	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	October 2015 – Present	Retired.	131	None.
37

Trustee and Officer Information (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer, Voya Investment Management (January 2022 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2022.

38

Trustee and Officer Information (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 53	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer, Voya Investment Management (January 2022 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present) and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kristin M. Lynch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Chief Compliance Officer	April 2022 – Present	Chief Compliance Officer, Voya Family of Funds (April 2022 – Present); Vice President, Voya Investment Management (March 2019 – Present). Formerly, Assistant Vice President, Voya Investment Management (March 2014 – March 2019).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
39

Trustee and Officer Information (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – Present). Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President Secretary	June 2022 – Present September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 29	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – Present).
40

Trustee and Officer Information (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

41

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF NEW SUB-SUB-ADVISORY CONTRACT
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that an investment company such as Voya Equity Trust (“VET”), on behalf of Voya Small Company Fund (the “Fund”), a series of VET, can enter into a new sub-sub-advisory agreement, only if the Board of Trustees of VET (the “Board”), including a majority of the Board members who have no direct or indirect interest in the sub-advisory agreement, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), determine to approve the new arrangement. Thus, at its meeting held on May 25, 2022 (the “May 25 Meeting”), the Board, including a majority of the Independent Trustees, considered a proposal by management that the Board approve a sub-sub-advisory agreement between Voya Investment Management Co. LLC (“VIM”) and Voya UK Limited (“Voya UK”) (the “Sub-Sub-Advisory Agreement”) under which Voya UK would serve as the sub-sub-adviser to the Fund. The Fund has been sub-advised by VIM since January 4, 1994.
In determining whether to initially approve the Sub-Sub-Advisory Agreement with respect to the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether to approve the Sub-Sub-Advisory Agreement. The materials provided included the following: (1) memoranda and related materials provided to the Board in advance of the May 25 Meeting discussing: (a) VIM’s rationale for requesting that Voya UK be added as a sub-sub-adviser to the Fund, and (b) Voya UK’s investment philosophy and how it supports VIM’s overall investment process for the Fund; (2) VIM’s responses to inquiries from counsel to the
Independent Trustees; (3) supporting documentation, including a copy of the proposed Sub-Sub-Advisory Agreement; and (4) other information relevant to the Board’s evaluation. The Board also considered that the Fund would not experience any increase in aggregate fees paid for services under the Sub-Sub-Advisory Agreement.
In reviewing the proposed Sub-Sub-Advisory Agreement, the Board considered a number of factors, including, but not limited to: (1) the information that had been provided by Voya UK in advance of the May 25 Meeting; (2) presentations made to the Board or a committee of the Board by Voya UK’s Equity Machine Intelligence portfolio management team with respect to their investing philosophy and process; (3) the nature, extent and quality of the services to be provided by Voya UK under the Sub-Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of VIM and Voya UK’s fit as a sub-sub-adviser to the Fund; (5) the potential fall-out benefits to their respective affiliates from their relationship with the Fund; and (6) the appropriateness of the selection of Voya UK in light of the Fund’s investment objective and investor base.
After its deliberation, the Board determined to appoint Voya UK as a sub-sub-adviser to the Fund under the Sub-Sub-Advisory Agreement and that the nature, extent and quality of the services to be provided by Voya UK under the Sub-Sub-Advisory Agreement were reasonable. Based on these conclusions and other factors, the Board voted to approve the Sub-Sub-Advisory Agreement for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

42

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163050         (0522-072622)

Annual Report
May 31, 2022
Classes A, C, I, P3, R and W
Domestic Equity Fund
■
Voya Mid Cap Research Enhanced Index Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
S&P MidCap 400® Index*	An index that measures the performance of the mid-size company segment of the U.S. market.

*
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

1

Voya Mid Cap Research Enhanced Index Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2022 (as a percentage of net assets)

Industrials	17.1%
Financials	15.0%
Consumer Discretionary	14.0%
Information Technology	13.1%
Real Estate	9.3%
Health Care	8.9%
Materials	7.4%
Energy	4.6%
Consumer Staples	3.7%
Utilities	3.5%
Exchange-Traded Funds	1.9%
Communication Services	1.4%
Assets in Excess of Other Liabilities*	0.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Mid Cap Research Enhanced Index Fund (the “Fund”) seeks long-term capital growth. The Fund is managed by Steve Wetter, Vincent Costa, CFA, Peg DiOrio, CFA, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2022, the Fund’s Class A shares, excluding sales charges, provided a total return of -6.18% compared to the S&P MidCap 400® Index (the “Index” or “S&P MidCap 400”), which returned -6.52% for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed the Index due to strong security selection. On the sector level, stock selection within the consumer staples, information technology and real estate sectors had the largest impact on performance. At the individual stock level, our positioning in out-of-benchmark stocks Valero Energy Corporation and McKesson Corporation contributed, along with the underweight position in Boston Beer Company, Inc. Conversely, stock selection within the financials and communication services sectors had the largest negative impact on performance. Among the key detractors were underweight positions in Builders FirstSource, Inc. and FactSet Research Systems Inc., and not owning positions in American Financial Group, Inc.
Top Ten Holdings as of May 31, 2022 (as a percentage of net assets)

iShares Core S&P Mid-Cap ETF	1.9%
Targa Resources Corp.	1.1%
UGI Corp.	0.9%
Owens Corning, Inc.	0.9%
Arrow Electronics, Inc.	0.9%
AECOM	0.8%
National Fuel Gas Co.	0.8%
Old Republic International Corp.	0.8%
National Retail Properties, Inc.	0.8%
Genpact Ltd.	0.8%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: The Fund uses an actively managed strategy that combines fundamental stock research with our proprietary quantitative models, what some like to call “quantamental.” Our proprietary quantitative models seek to identify what we believe are high quality, profitable companies that are relatively undervalued, have growth potential and are, in our view, likely to be favored by investors. The Fund also utilizes fundamental equity research to select companies that we believe would outperform the Index and that are uncorrelated to our quantitative models. We believe this unique approach of combining fundamental equity research with in-house quantitative models seeks to provide diversified excess returns and disciplined, risk-controlled portfolios.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
2

Portfolio Managers’ Report	Voya Mid Cap Research Enhanced Index Fund

Average Annual Total Returns for the Periods Ended May 31, 2022
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 4, 2018
Including Sales Charge:
Class A(1)	-11.58%	6.39%	9.49%	—
Class C(2)	-7.46%	7.13%	9.28%	—
Class I	-5.99%	7.91%	10.11%	—
Class P3	-5.30%	—	—	7.72%
Class R	-6.42%	7.39%	9.55%	—
Class W	-5.93%	7.85%	10.05%	—
Excluding Sales Charge:
Class A	-6.18%	7.65%	9.82%	—
Class C	-6.66%	7.13%	9.28%	—
Class I	-5.99%	7.91%	10.11%	—
Class P3	-5.30%	—	—	7.72%
Class R	-6.42%	7.39%	9.55%	—
Class W	-5.93%	7.85%	10.05%	—
S&P MidCap 400	-6.52%	9.56%	12.24%	8.00%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Mid Cap Research Enhanced Index Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 3%. Effective November 15, 2012, the maximum Class A sales charge was increased to 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return. Prior to November 15, 2012, the Class C deferred sales charge was 0.75%.

Prior to the close of business on November 8, 2019, the Fund was a separate active series under Voya Series Fund, Inc.

3

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021 to May 31, 2022. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2022*	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2022*
Class A	$1,000.00	$937.30	0.95%	$4.59	$1,000.00	$1,020.19	0.95%	$4.78
Class C	1,000.00	934.80	1.45	6.99	1,000.00	1,017.70	1.45	7.29
Class I	1,000.00	938.00	0.70	3.38	1,000.00	1,021.44	0.70	3.53
Class P3	1,000.00	941.50	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	935.80	1.20	5.79	1,000.00	1,018.95	1.20	6.04
Class W	1,000.00	938.20	0.70	3.38	1,000.00	1,021.44	0.70	3.53

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Mid Cap Research Enhanced Index Fund and the Board of Trustees of Voya Equity Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Mid Cap Research Enhanced Index Fund (the “Fund”) (one of the funds constituting Voya Equity Trust (the “Trust”)), including the portfolio of investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Equity Trust) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the periods in the two-year period ended May 31, 2019, were audited by another independent registered public accounting firm whose report, dated July 25, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
July 29, 2022
5

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2022

ASSETS:
Investments in securities at fair value+*	$139,374,797
Short-term investments at fair value†	1,041,314
Cash	9,848
Receivables:
Fund shares sold	4,199
Dividends	139,885
Prepaid expenses	30,890
Reimbursement due from Investment Adviser	23,785
Other assets	17,797
Total assets	140,642,515
LIABILITIES:
Payable for fund shares redeemed	18,310
Payable upon receipt of securities loaned	766,314
Payable for investment management fees	59,898
Payable for distribution and shareholder service fees	27,938
Payable to trustees under the deferred compensation plan (Note 6)	17,797
Payable for trustee fees	352
Other accrued expenses and liabilities	148,248
Total liabilities	1,038,857
NET ASSETS	$139,603,658
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$117,199,480
Total distributable earnings	22,404,178
NET ASSETS	$139,603,658
+ Including securities loaned at value	$747,034
* Cost of investments in securities	$126,238,365
† Cost of short-term investments	$1,041,314
See Accompanying Notes to Financial Statements
6

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2022 (continued)

Class A
Net assets	$108,606,111
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	6,337,751
Net asset value and redemption price per share†	$17.14
Maximum offering price per share (5.75%)(1)	$18.19
Class C
Net assets	$583,701
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	37,487
Net asset value and redemption price per share†	$15.57
Class I
Net assets	$18,325,926
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	1,027,099
Net asset value and redemption price per share	$17.84
Class P3
Net assets	$4,059
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	218
Net asset value and redemption price per share	$18.59
Class R
Net assets	$11,972,625
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	716,529
Net asset value and redemption price per share	$16.71
Class W
Net assets	$111,236
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	6,211
Net asset value and redemption price per share	$17.91

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
7

STATEMENT OF OPERATIONS for the year ended May 31, 2022

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,010,594
Securities lending income, net	4,247
Total investment income	2,014,841
EXPENSES:
Investment management fees	774,238
Distribution and shareholder service fees:
Class A	297,542
Class C	5,437
Class R	67,405
Transfer agent fees:
Class A	199,776
Class C	1,216
Class I	7,935
Class P3	44
Class R	22,627
Class W	217
Shareholder reporting expense	13,350
Registration fees	77,296
Professional fees	41,610
Custody and accounting expense	53,290
Trustee fees	3,519
Licensing fee (Note 7)	21,118
Miscellaneous expense	18,166
Interest expense	128
Total expenses	1,604,914
Waived and reimbursed fees	(249,663)
Net expenses	1,355,251
Net investment income	659,590
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	20,201,452
Net realized gain	20,201,452
Net change in unrealized appreciation (depreciation) on:
Investments	(28,726,457)
Net change in unrealized appreciation (depreciation)	(28,726,457)
Net realized and unrealized loss	(8,525,005)
Decrease in net assets resulting from operations	$(7,865,415)
* Foreign taxes withheld	$975
See Accompanying Notes to Financial Statements
8

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM OPERATIONS:
Net investment income	$659,590	$574,229
Net realized gain	20,201,452	15,451,539
Net change in unrealized appreciation (depreciation)	(28,726,457)	38,684,956
Increase (decrease) in net assets resulting from operations	(7,865,415)	54,710,724
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(16,500,306)	(641,134)
Class C	(99,395)	(412)
Class I	(892,850)	(54,466)
Class P3	(569)	(30)
Class R	(1,870,501)	(48,323)
Class W	(17,256)	(1,181)
Total distributions	(19,380,877)	(745,546)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,825,872	3,072,160
Reinvestment of distributions	19,109,607	733,662
	33,935,479	3,805,822
Cost of shares redeemed	(13,050,481)	(16,267,912)
Net increase (decrease) in net assets resulting from capital share transactions	20,884,998	(12,462,090)
Net increase (decrease) in net assets	(6,361,294)	41,503,088
NET ASSETS:
Beginning of year or period	145,964,952	104,461,864
End of year or period	$139,603,658	$145,964,952
See Accompanying Notes to Financial Statements
9

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
05-31-22	21.15	0.09•	(1.18)	(1.09)	0.11	2.81	—	2.92	—	17.14	(6.18)	1.13	0.95	0.95	0.48	108,606	72
05-31-21	13.61	0.08•	7.57	7.65	0.11	—	—	0.11	—	21.15	56.36	1.18	0.95	0.95	0.48	122,817	65
05-31-20	14.21	0.13	(0.60)	(0.47)	0.13	—	—	0.13	—	13.61	(3.44)	1.20	0.96	0.96	0.86	87,097	51
05-31-19	17.34	0.14•	(1.50)	(1.36)	0.15	1.62	—	1.77	—	14.21	(7.34)	1.14	0.95	0.95	0.92	96,138	66
05-31-18	16.93	0.09	1.61	1.70	0.08	1.21	—	1.29	—	17.34	10.16	1.12	0.98	0.98	0.50	45,219	83
Class C
05-31-22	19.48	(0.00)*•	(1.08)	(1.08)	0.02	2.81	—	2.83	—	15.57	(6.66)	1.63	1.45	1.45	(0.01)	584	72
05-31-21	12.53	(0.00)*•	6.96	6.96	0.01	—	—	0.01	—	19.48	55.55	1.68	1.45	1.45	(0.01)	816	65
05-31-20	13.07	0.05•	(0.55)	(0.50)	0.04	—	—	0.04	—	12.53	(3.85)	1.70	1.46	1.46	0.37	749	51
05-31-19	16.07	0.06	(1.39)	(1.33)	0.05	1.62	—	1.67	—	13.07	(7.80)	1.64	1.45	1.45	0.39	4,252	66
05-31-18	15.77	0.01	1.50	1.51	—	1.21	—	1.21	—	16.07	9.65	1.62	1.48	1.48	(0.00)*	5,315	83
Class I
05-31-22	21.90	0.15•	(1.24)	(1.09)	0.16	2.81	—	2.97	—	17.84	(5.99)	0.82	0.70	0.70	0.75	18,326	72
05-31-21	14.08	0.13•	7.83	7.96	0.14	—	—	0.14	—	21.90	56.78	0.88	0.70	0.70	0.74	7,901	65
05-31-20	14.70	0.17•	(0.62)	(0.45)	0.17	—	—	0.17	—	14.08	(3.25)	0.89	0.71	0.71	1.11	6,603	51
05-31-19	17.83	0.19•	(1.54)	(1.35)	0.16	1.62	—	1.78	—	14.70	(7.08)	0.83	0.70	0.70	1.14	8,015	66
05-31-18	17.38	0.13	1.66	1.79	0.13	1.21	—	1.34	—	17.83	10.43	0.82	0.73	0.73	0.75	9,844	83
Class P3
05-31-22	22.57	0.30•	(1.28)	(0.98)	0.19	2.81	—	3.00	—	18.59	(5.30)	1.74	0.00*	0.00*	1.43	4	72
05-31-21	14.42	0.26•	8.05	8.31	0.16	—	—	0.16	—	22.57	57.88	1.93	0.00*	0.00*	1.43	4	65
05-31-20	14.88	0.28•	(0.65)	(0.37)	0.09	—	—	0.09	—	14.42	(2.58)	1.89	0.01	0.01	1.81	3	51
06-04-18(4) - 05-31-19	18.07	0.30	(1.77)	(1.47)	0.10	1.62	—	1.72	—	14.88	(7.63)	1.83	0.00*	0.00*	1.88	3	66
Class R
05-31-22	20.69	0.04•	(1.15)	(1.11)	0.06	2.81	—	2.87	—	16.71	(6.42)	1.38	1.20	1.20	0.23	11,973	72
05-31-21	13.32	0.04•	7.40	7.44	0.07	—	—	0.07	—	20.69	55.97	1.43	1.20	1.20	0.23	14,249	65
05-31-20	13.98	0.09	(0.58)	(0.49)	0.17	—	—	0.17	—	13.32	(3.70)	1.45	1.21	1.21	0.61	9,927	51
05-31-19	17.06	0.11	(1.48)	(1.37)	0.09	1.62	—	1.71	—	13.98	(7.54)	1.39	1.20	1.20	0.64	11,824	66
05-31-18	16.67	0.05	1.59	1.64	0.04	1.21	—	1.25	—	17.06	9.93	1.37	1.23	1.23	0.25	13,969	83
Class W
05-31-22	21.96	0.15•	(1.23)	(1.08)	0.16	2.81	—	2.97	—	17.91	(5.93)	0.88	0.70	0.70	0.73	111	72
05-31-21	14.13	0.13•	7.85	7.98	0.15	—	—	0.15	—	21.96	56.68	0.93	0.70	0.70	0.73	178	65
05-31-20	14.60	0.17•	(0.64)	(0.47)	—	—	—	—	—	14.13	(3.22)	0.95	0.71	0.71	1.11	84	51
05-31-19	17.81	0.19	(1.61)	(1.42)	0.17	1.62	—	1.79	—	14.60	(7.48)	0.89	0.70	0.70	1.14	105	66
05-31-18	17.34	0.14	1.67	1.81	0.13	1.21	—	1.34	—	17.81	10.57	0.87	0.73	0.73	0.71	136	83

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

See Accompanying Notes to Financial Statements
10

Financial Highlights (continued)

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
11

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022

NOTE 1 — ORGANIZATION
Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of eleven separate active investment series. This report is for Voya Mid Cap Research Enhanced Index Fund (“Mid Cap Research Enhanced Index” or the “Fund”), a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class P3, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Effective November 2, 2021, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Prior to November 2, 2021, Class C shares, along with their pro rata reinvested dividend shares, automatically converted to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

12

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable

13

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Securities Lending. The Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S.

14

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Fund. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
H. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2022, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
Purchases	Sales
$104,364,951	$101,891,126
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.550% on the first $500 million, 0.525% on the next $250 million, 0.500% on the next $1.25 billion, and 0.475% in excess of $2 billion.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class A, Class C, and Class R shares of the Fund has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class C	Class R
0.25%	0.75%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2022, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$1,787	$—
Contingent Deferred Sales Charges:	$6	$71
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2022, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the Fund:
Subsidiary/Affiliated Investment Company	Percentage
Voya Global Perspectives Fund	8.21%
Voya Institutional Trust Company	8.40
The Investment Advisor may direct the Fund’s Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statement of Operations.

15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended May 31, 2022, the per account fees for affiliated recordkeeping services paid by the Fund were $22,238.
NOTE 7 — LICENSING FEE
The Fund pays an annual licensing fee to S&P Opco, LLC.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Class A	Class C	Class I	Class P3	Class R	Class W
1.00%	1.50%	0.75%	0.00%	1.25%	0.75%
Pursuant to a side letter agreement, through October 1, 2022, the Investment Adviser has further lowered the expense limits to the levels listed below. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Class A	Class C	Class I	Class P3	Class R	Class W
0.95%	1.45%	0.70%	0.00%	1.20%	0.70%
Unless otherwise specified above, the Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2022, the Fund did not have any amount of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Advisor.
The Expense Limitation Agreement is contractual through October 1, 2022 and the Expense Limitation Agreement shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective June 14, 2021, the Fund, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 14, 2021.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund utilized the line of credit during the year ended May 31, 2022, as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
3	$1,037,000	1.48%

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
5/31/2022	99,471	—	877,585	(447,353)	529,703	1,966,083	—	16,270,425	(8,738,935)	9,497,573
5/31/2021	93,434	—	36,517	(723,240)	(593,289)	1,652,057	—	631,014	(12,092,271)	(9,809,200)
Class C
5/31/2022	5,851	—	5,818	(16,074)	(4,405)	102,714	—	98,261	(297,817)	(96,842)
5/31/2021	4,532	—	26	(22,427)	(17,869)	76,072	—	408	(331,801)	(255,321)
Class I
5/31/2022	705,823	—	44,472	(84,028)	666,267	12,112,010	—	857,860	(1,861,874)	11,107,996
5/31/2021	21,237	—	3,004	(132,354)	(108,113)	381,765	—	53,690	(2,075,737)	(1,640,282)
Class P3
5/31/2022	—	—	28	—	28	—	—	570	—	570
5/31/2021	—	—	2	—	2	—	—	30	—	30
Class R
5/31/2022	33,146	—	103,342	(108,676)	27,812	644,956	—	1,870,501	(2,097,667)	417,790
5/31/2021	49,715	—	2,833	(109,200)	(56,652)	930,574	—	47,934	(1,768,000)	(789,492)
Class W
5/31/2022	5	—	619	(2,510)	(1,886)	109	—	11,990	(54,188)	(42,089)
5/31/2021	2,149	—	33	(6)	2,176	31,692	—	586	(103)	32,175
NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Fund at its last sale price or official closing price on the principal exchange or system on which it is traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: , units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2022:
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc.	$287,818	$(287,818)	$—
Citadel Clearing LLC	57,105	(57,105)	—
J.P. Morgan Securities LLC	131,419	(131,419)	—
Nomura Securities International, Inc.	32,843	(32,843)	—

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Scotia Capital (USA) Inc.	$61,314	$(61,314)	$—
UBS AG	20,170	(20,170)	—
Wells Fargo Securities LLC	156,366	(156,366)	—
Total	$747,034	$(747,034)	$—

(1)
Cash Collateral with a fair value of $766,314 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of wash sale deferrals and distributions in connection with redemption of fund shares (equalization).
The following permanent tax differences have been reclassified as of May 31, 2022:
Paid-in Capital	Distributable Earnings
$712,875	$(712,875)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended May 31, 2022		Year Ended May 31, 2021
Ordinary Income	Long-term Capital Gain	Ordinary Income
$6,119,908	$13,260,969	$745,546
The tax-basis components of distributable earnings as of May 31, 2022 were:
Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Other	Total Distributable Earnings/(Loss)
$897,421	$8,913,003	$12,613,014	$(19,260)	$22,404,178
At May 31, 2022, the Fund did not have any capital loss carryforwards for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2022, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.
NOTE 14 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 14 — LIQUIDITY (continued)

the Fund’s Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2021 through December 31, 2021, the Program supported the Fund’s ability to honor redemption requests in a timely manner and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.
NOTE 15 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 17 — SUBSEQUENT EVENTS
Line of Credit Renewal: Effective June 13, 2022, the funds to which the Credit Agreement is available have entered into a renewed 364-Day Credit Agreement with BNY for an aggregate amount of $400,000,000 and will pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

19

Voya Mid Cap Research Enhanced	PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.0%
	Communication Services: 1.4%
18,957 (1)	Iridium Communications, Inc.	$703,494	0.5
824 (1)	Live Nation Entertainment, Inc.	78,321	0.1
13,367	New York Times Co.	461,028	0.3
9,782	News Corp - Class A	170,207	0.1
4,230 (1)	Pinterest, Inc.	83,119	0.1
815 (1)	Spotify Technology SA	91,908	0.1
10,987 (1)	Yelp, Inc.	323,128	0.2
		1,911,205	1.4
	Consumer Discretionary: 14.0%
16,569 (2)	American Eagle Outfitters, Inc.	200,651	0.1
765 (1)	Aptiv PLC	81,274	0.1
6,803 (1)	Autonation, Inc.	813,367	0.6
93 (1)	Autozone, Inc.	191,547	0.1
3,555	BorgWarner, Inc.	143,338	0.1
13,091	Boyd Gaming Corp.	769,358	0.5
7,565	Brunswick Corp.	569,115	0.4
2,422	Carter’s, Inc.	186,615	0.1
1,478	Columbia Sportswear Co.	114,959	0.1
8,058 (1)	CROCS, Inc.	449,314	0.3
30,357	Dana, Inc.	502,712	0.4
1,895 (1)	Deckers Outdoor Corp.	508,921	0.4
7,723	Dick’s Sporting Goods, Inc.	627,339	0.4
585 (1)	Five Below, Inc.	76,395	0.1
2,613 (1)	Fox Factory Holding Corp.	214,318	0.2
1,712 (1)(2)	GameStop Corp.	213,555	0.2
29,964	Gentex Corp.	931,281	0.7
3,325	Genuine Parts Co.	454,627	0.3
31,881 (1)	Goodyear Tire & Rubber Co.	411,902	0.3
10,385	Harley-Davidson, Inc.	365,344	0.3
6,587	Kohl’s Corp.	265,588	0.2
4,161	Lear Corp.	586,535	0.4
1,665	Lennar Corp. - Class A	133,616	0.1
3,036	Lithia Motors, Inc.	924,371	0.7
6,239	LKQ Corp.	320,622	0.2
19,149	Macy’s, Inc.	452,874	0.3
3,576	Marriott Vacations Worldwide Corp.	528,247	0.4
25,979 (1)	Mattel, Inc.	652,592	0.5
2,058	MGM Resorts International	71,968	0.0
71 (1)	NVR, Inc.	315,994	0.2
2,007 (1)	Ollie’s Bargain Outlet Holdings, Inc.	94,269	0.1
766	Penske Auto Group, Inc.	88,197	0.1
2,134	PVH Corp.	151,237	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
462 (1)	RH	$134,017	0.1
10,011 (1)	Scientific Games Corp.	528,581	0.4
11,400	Service Corp. International	798,342	0.6
23,675 (1)	Taylor Morrison Home Corp.	685,865	0.5
6,090	Tempur Sealy International, Inc.	160,593	0.1
5,293	Texas Roadhouse, Inc.	412,695	0.3
1,660	Thor Industries, Inc.	126,110	0.1
10,844	Toll Brothers, Inc.	547,297	0.4
1,699 (1)	TopBuild Corp.	335,145	0.2
6,215	Travel + Leisure Co.	317,649	0.2
29,481 (1)	Tri Pointe Homes, Inc.	621,165	0.4
11,544 (1)	Under Armour, Inc. - Class A	122,135	0.1
20,179	Wendy’s Company	376,137	0.3
398	Whirlpool Corp.	73,327	0.0
4,581	Williams-Sonoma, Inc.	586,002	0.4
10,661	Wyndham Hotels & Resorts, Inc.	854,266	0.6
9,423 (1)	YETI Holdings, Inc.	431,102	0.3
		19,522,470	14.0
	Consumer Staples: 3.7%
4,171	Archer-Daniels-Midland Co.	378,810	0.3
16,224 (1)	BellRing Brands, Inc.	424,258	0.3
5,789 (1)	BJ’s Wholesale Club Holdings, Inc.	335,009	0.2
10,474 (1)	Darling Ingredients, Inc.	838,653	0.6
3,350	Energizer Holdings, Inc.	100,466	0.1
34,546	Flowers Foods, Inc.	953,470	0.7
6,862 (1)	Herbalife Nutrition Ltd.	149,523	0.1
10,739	Nu Skin Enterprises, Inc.	500,974	0.4
14,170 (1)	Performance Food Group Co.	614,128	0.4
5,357 (1)	Post Holdings, Inc.	440,506	0.3
567	Sanderson Farms, Inc.	113,117	0.1
3,954	Tyson Foods, Inc.	354,318	0.2
		5,203,232	3.7
	Energy: 4.6%
3,637	APA Corp.	170,975	0.1
8,427	Baker Hughes Co.	303,204	0.2
21,345	ChampionX Corp.	496,698	0.4
25,125 (1)	CNX Resources Corp.	545,715	0.4
17,268	EQT Corp.	824,029	0.6
13,555	Equitrans Midstream Corp.	106,678	0.1
3,258	HF Sinclair Corp.	159,968	0.1
6,050	Marathon Petroleum Corp.	615,830	0.4
5,961	NOV, Inc.	119,220	0.1
2,143	PDC Energy, Inc.	169,597	0.1

See Accompanying Notes to Financial Statements
20

Voya Mid Cap Research Enhanced	PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy (continued)
21,851 (1)	Range Resources Corp.	$741,841	0.5
20,199	Targa Resources Corp.	1,454,732	1.1
5,059	Valero Energy Corp.	655,646	0.5
		6,364,133	4.6
	Financials: 15.0%
4,436	Affiliated Managers Group, Inc.	592,738	0.4
1,873	Axis Capital Holdings Ltd.	109,702	0.1
17,141	Bank OZK	710,837	0.5
5,974	Citizens Financial Group, Inc.	247,204	0.2
22,352	CNO Financial Group, Inc.	459,781	0.3
2,506	Discover Financial Services	284,406	0.2
11,333	East West Bancorp, Inc.	833,429	0.6
19,926	Essent Group Ltd.	852,633	0.6
4,624	Evercore, Inc.	528,061	0.4
278	Everest Re Group Ltd.	78,535	0.0
700	Factset Research Systems, Inc.	267,246	0.2
12,152	First American Financial Corp.	736,290	0.5
60,028	FNB Corp.	729,340	0.5
19,305	Hancock Whitney Corp.	962,161	0.7
6,464	Hanover Insurance Group, Inc.	947,622	0.7
1,764	Hartford Financial Services Group, Inc.	127,908	0.1
11,044	International Bancshares Corp.	463,075	0.3
10,738	Jefferies Financial Group, Inc.	354,569	0.2
17,375	Keycorp	346,805	0.2
4,441 (2)	Lazard Ltd.	156,590	0.1
6,075	Loews Corp.	397,852	0.3
61,703	MGIC Investment Corp.	859,523	0.6
5,001	Navient Corp.	80,016	0.1
27,818	New Residential Investment Corp.	314,343	0.2
79,197	New York Community Bancorp., Inc.	790,386	0.6
47,121	Old Republic International Corp.	1,127,134	0.8
2,607	PacWest Bancorp	82,329	0.1
2,760	Popular, Inc.	225,520	0.2
3,198	Primerica, Inc.	402,948	0.3
9,018	Prosperity Bancshares, Inc.	653,805	0.5
25,936	Regions Financial Corp.	572,926	0.4
6,566	Reinsurance Group of America, Inc.	826,331	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
13,986	Starwood Property Trust, Inc.	$334,125	0.2
10,397	Stifel Financial Corp.	667,175	0.5
21,907	Synovus Financial Corp.	934,334	0.7
2,995	T. Rowe Price Group, Inc.	380,635	0.3
7,710	UMB Financial Corp.	712,018	0.5
22,906	Unum Group	834,924	0.6
19,321	Webster Financial Corp.	948,468	0.7
		20,933,724	15.0
	Health Care: 8.9%
3,108	Agilent Technologies, Inc.	396,456	0.3
2,613 (1)	Amedisys, Inc.	302,873	0.2
331	Bio-Techne Corp.	122,381	0.1
2,647	Bruker Corp.	165,384	0.1
426 (1)	Charles River Laboratories International, Inc.	99,718	0.1
5,100 (1)	Enovis Corp.	338,334	0.2
5,855 (1)	Envista Holdings Corp.	251,999	0.2
29,469 (1)	Exelixis, Inc.	540,167	0.4
4,847 (1)	Globus Medical, Inc.	322,810	0.2
11,576 (1)	Halozyme Therapeutics, Inc.	532,264	0.4
2,481 (1)	HealthEquity, Inc.	155,261	0.1
5,532 (1)	Hologic, Inc.	416,394	0.3
654 (1)	IQVIA Holdings, Inc.	140,773	0.1
5,573 (1)	Jazz Pharmaceuticals PLC	834,167	0.6
1,531	Laboratory Corp. of America Holdings	377,728	0.3
1,959 (1)	LHC Group, Inc.	326,487	0.2
3,498 (1)	LivaNova PLC	238,109	0.2
2,825 (1)	Masimo Corp.	396,715	0.3
2,082	McKesson Corp.	684,333	0.5
3,212 (1)	Medpace Holdings, Inc.	460,087	0.3
92 (1)	Mettler Toledo International, Inc.	118,323	0.1
2,033 (1)	Molina Healthcare, Inc.	590,017	0.4
1,944 (1)	Natera, Inc.	71,325	0.0
5,567 (1)	Neurocrine Biosciences, Inc.	520,459	0.4
5,504 (1)	NuVasive, Inc.	315,985	0.2
8,824 (1)	Option Care Health, Inc.	267,897	0.2
7,425	Patterson Cos., Inc.	234,556	0.2
487 (1)	Penumbra, Inc.	71,550	0.0
8,365 (1)	Progyny, Inc.	264,418	0.2
677	Quest Diagnostics, Inc.	95,470	0.1
2,676 (1)	QuidelOrtho Corp.	254,300	0.2
498 (1)	Repligen Corp.	81,906	0.1
6,441 (1)	Sage Therapeutics, Inc.	201,410	0.1

See Accompanying Notes to Financial Statements
21

Voya Mid Cap Research Enhanced	PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
1,273 (1)	Seagen, Inc.	$172,721	0.1
5,928 (1)	Staar Surgical Co.	390,892	0.3
1,024 (1)	Syneos Health, Inc.	75,663	0.0
7,717 (1)	Tandem Diabetes Care, Inc.	526,068	0.4
3,676 (1)	Tenet Healthcare Corp.	237,874	0.2
2,858 (1)	United Therapeutics Corp.	658,312	0.5
1,212 (1)	Veeva Systems, Inc.	206,355	0.1
		12,457,941	8.9
	Industrials: 17.1%
5,002	Acuity Brands, Inc.	875,450	0.6
712	Advanced Drainage Systems, Inc.	77,971	0.1
16,599	AECOM	1,159,440	0.8
3,713	AGCO Corp.	475,747	0.3
3,614	Allegion Public Ltd.	403,503	0.3
4,298	AO Smith Corp.	258,396	0.2
7,587 (1)	ASGN, Inc.	722,510	0.5
2,616 (1)	Avis Budget Group, Inc.	497,773	0.4
1,980 (1)	Axon Enterprise, Inc.	200,693	0.1
1,385	Brink’s Co.	84,250	0.1
11,994 (1)	Builders FirstSource, Inc.	780,689	0.6
684 (1)	CACI International, Inc.	191,773	0.1
1,110	Carlisle Cos., Inc.	282,417	0.2
5,054 (1)	Clean Harbors, Inc.	472,044	0.3
1,808 (1)	Copart, Inc.	207,070	0.1
3,456 (1)(2)	Core & Main, Inc.	81,562	0.1
1,864 (1)	CoStar Group, Inc.	113,592	0.1
9,575	Crane Holdings Co.	915,945	0.7
2,731	Curtiss-Wright Corp.	387,747	0.3
2,653 (1)	Dycom Industries, Inc.	247,021	0.2
2,143	EMCOR Group, Inc.	226,365	0.2
1,862	EnerSys	126,095	0.1
5,100 (1)	Esab Corp.	255,000	0.2
24,971	Flowserve Corp.	786,587	0.6
6,882	Fortive Corp.	425,101	0.3
1,597	Graco, Inc.	101,090	0.1
2,866 (1)	GXO Logistics, Inc.	155,538	0.1
6,051	Hexcel Corp.	347,630	0.2
2,342	Hubbell, Inc.	444,652	0.3
8,503 (1)	IAA, Inc.	331,872	0.2
6,758	Insperity, Inc.	676,273	0.5
52,728 (1)	JetBlue Airways Corp.	566,299	0.4
1,847	KBR, Inc.	91,907	0.1
10,023	Knight-Swift Transportation Holdings, Inc.	487,519	0.3
274	Lennox International, Inc.	57,239	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
7,350	Manpowergroup, Inc.	$658,634	0.5
7,417 (1)	Mastec, Inc.	619,987	0.4
1,576 (1)	Middleby Corp.	238,701	0.2
21,128	nVent Electric PLC	747,931	0.5
13,137	Owens Corning, Inc.	1,255,634	0.9
773	Parker Hannifin Corp.	210,387	0.1
5,088	Pentair PLC	255,265	0.2
5,459	Regal Rexnord Corp.	682,102	0.5
654	Rockwell Automation, Inc.	139,433	0.1
9,901	Ryder System, Inc.	792,278	0.6
2,344 (1)	Saia, Inc.	463,151	0.3
4,244	Sensata Technologies Holding PLC	203,839	0.1
4,358	Simpson Manufacturing Co., Inc.	472,189	0.3
1,440	Snap-On, Inc.	319,507	0.2
13,993	Terex Corp.	495,212	0.4
955	Tetra Tech, Inc.	128,896	0.1
9,269	Timken Co.	566,058	0.4
1,003	Toro Co.	82,737	0.1
750	TransUnion	65,108	0.0
2,334 (1)	Trex Co., Inc.	148,722	0.1
3,836	Trinity Industries, Inc.	95,363	0.1
889 (1)	United Rentals, Inc.	265,082	0.2
721	Verisk Analytics, Inc.	126,117	0.1
1,015 (1)	Vicor Corp.	68,310	0.0
4,306	Watts Water Technologies, Inc.	563,354	0.4
783	Westinghouse Air Brake Technologies Corp.	73,962	0.1
6,686	Woodward, Inc.	679,364	0.5
		23,932,083	17.1
	Information Technology: 13.1%
13,211 (1)	ACI Worldwide, Inc.	351,941	0.3
3,278 (1)	Akamai Technologies, Inc.	331,209	0.2
3,232	Amdocs Ltd.	280,828	0.2
10,202 (1)	Arrow Electronics, Inc.	1,230,871	0.9
20,553	Avnet, Inc.	995,793	0.7
1,002 (1)	Cadence Design Systems, Inc.	154,037	0.1
5,988 (1)	Calix, Inc.	221,197	0.2
18,752 (1)	Ciena Corp.	952,977	0.7
7,292	Cognex Corp.	353,079	0.3
8,401 (1)	Commvault Systems, Inc.	512,545	0.4
3,825	Concentrix Corp.	592,454	0.4
497 (1)	Crowdstrike Holdings, Inc.	79,515	0.1

See Accompanying Notes to Financial Statements
22

Voya Mid Cap Research Enhanced	PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
2,758 (1)	Digital Turbine, Inc.	$70,136	0.0
952 (1)	DocuSign, Inc.	79,882	0.1
1,656	Dolby Laboratories, Inc.	128,539	0.1
16,597 (1)	Dropbox, Inc.	345,881	0.2
4,242 (1)	Envestnet, Inc.	282,602	0.2
819 (1)	EPAM Systems, Inc.	277,248	0.2
2,856 (1)	Euronet Worldwide, Inc.	346,033	0.2
438 (1)	F5, Inc.	71,412	0.0
185 (1)	Fair Isaac Corp.	75,767	0.1
982 (1)	First Solar, Inc.	69,339	0.0
24,182	Genpact Ltd.	1,072,955	0.8
550 (1)	HubSpot, Inc.	185,730	0.1
7,587 (1)	II-VI, Inc.	474,188	0.3
11,791 (1)	Kyndryl Holdings, Inc.	145,501	0.1
17,203 (1)	Lattice Semiconductor Corp.	894,900	0.6
1,743 (1)	Lumentum Holdings, Inc.	150,037	0.1
589 (1)	Manhattan Associates, Inc.	71,228	0.0
3,316	MKS Instruments, Inc.	409,526	0.3
365 (1)	MongoDB, Inc.	86,560	0.1
675	Monolithic Power Systems, Inc.	304,013	0.2
13,470	National Instruments Corp.	475,760	0.3
1,826 (1)(2)	nCino, Inc.	59,655	0.0
2,949 (1)	NCR Corp.	102,301	0.1
790 (1)	Palo Alto Networks, Inc.	397,196	0.3
4,343 (1)	Paylocity Holding Corp.	759,417	0.5
3,701	Power Integrations, Inc.	312,290	0.2
9,032 (1)	Pure Storage, Inc. - Class A	214,329	0.2
2,052 (1)	Qorvo, Inc.	229,311	0.2
4,827 (1)	Qualys, Inc.	630,792	0.5
10,363 (1)	Semtech Corp.	664,165	0.5
444 (1)	SiTime Corp.	94,572	0.1
487 (1)	SolarEdge Technologies, Inc.	132,849	0.1
3,841 (1)	Synaptics, Inc.	568,929	0.4
6,574	TD SYNNEX Corp.	682,710	0.5
3,292 (1)	Teradata Corp.	126,512	0.1
4,202	Teradyne, Inc.	459,111	0.3
4,790	Universal Display Corp.	605,025	0.4
1,013 (1)	Wolfspeed, Inc.	76,208	0.1
893 (1)	Zendesk, Inc.	81,665	0.1
		18,270,720	13.1
	Materials: 7.4%
10,070	Alcoa Corp.	621,520	0.4
790	Ashland Global Holdings, Inc.	84,546	0.1
6,239	Avient Corp.	306,959	0.2
5,947 (1)	Axalta Coating Systems Ltd.	161,520	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
9,220	Chemours Co.	$397,290	0.3
15,300 (1)	Cleveland-Cliffs, Inc.	354,654	0.3
8,486	Commercial Metals Co.	337,149	0.2
6,038	Corteva, Inc.	378,100	0.3
4,516	Eagle Materials, Inc.	589,609	0.4
6,097	Greif, Inc. - Class A	362,589	0.3
9,663 (1)	Ingevity Corp.	673,318	0.5
3,720	Louisiana-Pacific Corp.	256,903	0.2
9,451	Minerals Technologies, Inc.	626,223	0.4
10,537	Olin Corp.	693,229	0.5
462	Packaging Corp. of America	72,663	0.0
2,442	Reliance Steel & Aluminum Co.	474,725	0.3
8,158	Royal Gold, Inc.	922,507	0.7
6,202	RPM International, Inc.	546,396	0.4
6,157	Sensient Technologies Corp.	538,368	0.4
11,815	Steel Dynamics, Inc.	1,008,765	0.7
16,314	United States Steel Corp.	408,992	0.3
2,313	Valvoline, Inc.	77,393	0.1
9,888	WestRock Co.	479,469	0.3
		10,372,887	7.4
	Real Estate: 9.3%
8,774	American Campus Communities, Inc.	570,310	0.4
36,503	Brixmor Property Group, Inc.	889,943	0.6
2,562	Camden Property Trust	367,621	0.3
3,888 (1)	CBRE Group, Inc.	322,082	0.2
3,406	Corporate Office Properties Trust SBI MD	94,142	0.1
20,458	Cousins Properties, Inc.	706,824	0.5
5,901	First Industrial Realty Trust, Inc.	313,638	0.2
11,009	Healthcare Realty Trust, Inc.	320,032	0.2
20,981	Highwoods Properties, Inc.	824,344	0.6
5,574	Invitation Homes, Inc.	210,251	0.2
8,084	Iron Mountain, Inc.	435,728	0.3
4,589 (1)	Jones Lang LaSalle, Inc.	905,501	0.6
14,622	Kilroy Realty Corp.	887,555	0.6
9,900	Lamar Advertising Co.	969,705	0.7
8,706	Life Storage, Inc.	1,016,513	0.7
5,416	Medical Properties Trust, Inc.	100,629	0.1
1,973	Mid-America Apartment Communities, Inc.	357,113	0.3
24,873	National Retail Properties, Inc.	1,101,874	0.8

See Accompanying Notes to Financial Statements
23

Voya Mid Cap Research Enhanced	PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
9,722	National Storage Affiliates Trust	$509,919	0.4
16,939	Physicians Realty Trust	314,218	0.2
1,233	PS Business Parks, Inc.	231,348	0.2
1,202	Rexford Industrial Realty, Inc.	76,772	0.1
538	SBA Communications Corp.	181,096	0.1
20,866	Spirit Realty Capital, Inc.	876,163	0.6
12,763	STORE Capital Corp.	352,131	0.3
		12,935,452	9.3
	Utilities: 3.5%
4,988	ALLETE, Inc.	309,356	0.2
1,096	Black Hills Corp.	84,019	0.1
639	DTE Energy Co.	84,802	0.1
3,189	Entergy Corp.	383,700	0.3
1,779	Essential Utilities, Inc.	82,297	0.1
1,566	Eversource Energy	144,573	0.1
15,439	National Fuel Gas Co.	1,135,230	0.8
4,318	ONE Gas, Inc.	375,752	0.3
2,667	PPL Corp.	80,490	0.0
6,513	Southwest Gas Holdings, Inc.	606,556	0.4
30,583	UGI Corp.	1,307,117	0.9
11,670	Vistra Corp.	307,738	0.2
		4,901,630	3.5
	Total Common Stock (Cost $123,655,671)	136,805,477	98.0
EXCHANGE-TRADED FUNDS: 1.9%
10,229	iShares Core S&P Mid-Cap ETF	2,569,320	1.9
	Total Exchange-Traded Funds (Cost $2,582,694)	2,569,320	1.9
	Total Long-Term Investments (Cost $126,238,365)	139,374,797	99.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
	Repurchase Agreements: 0.5%
766,314 (3)	Nomura Securities, Repurchase Agreement dated 05/31/22, 0.79%, due 06/01/22 (Repurchase Amount $766,331, collateralized by various U.S. Government Agency Obligations, 2.000%-5.000%, Market Value plus accrued interest $781,640, due 12/01/40-04/20/52) (Cost $766,314)	$766,314	0.5
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
275,000 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.710% (Cost $275,000)	275,000	0.2
	Total Short-Term Investments
	(Cost $1,041,314)	1,041,314	0.7
	Total Investments in Securities (Cost $127,279,679)	$140,416,111	100.6
	Liabilities in Excess of Other Assets	(812,453)	(0.6)
	Net Assets	$139,603,658	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of May 31, 2022.

See Accompanying Notes to Financial Statements
24

Voya Mid Cap Research Enhanced	PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$136,805,477	$—	$—	$136,805,477
Exchange-Traded Funds	2,569,320	—	—	2,569,320
Short-Term Investments	275,000	766,314	—	1,041,314
Total Investments, at fair value	$139,649,797	$766,314	$—	$140,416,111

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $127,803,097.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$20,941,036
Gross Unrealized Depreciation	(8,328,022)
Net Unrealized Appreciation	$12,613,014
See Accompanying Notes to Financial Statements
25

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2022 were as follows:
Fund Name	Type	Per Share Amount
Voya Mid Cap Research Enhanced Index Fund
Class A	NII	$0.1107
Class C	NII	$0.0210
Class I	NII	$0.1594
Class P3	NII	$0.1862
Class R	NII	$0.0598
Class W	NII	$0.1585
All Classes	STCG	$0.8145
All Classes	LTCG	$1.9978

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2022, 40.09% qualify for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended May 31, 2022, 40.71% of ordinary distributions paid by the Fund is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).
The Fund designates $13,260,969 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).
The Fund designates $321,726 as Section 199A dividends.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
26

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	131	RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	131	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	131	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Trustee	August 2015 – Present	Retired.	131	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	132	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	131	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	October 2015 – Present	Retired.	131	None.
27

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer, Voya Investment Management (January 2022 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2022.

28

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 53	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer, Voya Investment Management (January 2022 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present) and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kristin M. Lynch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Chief Compliance Officer	April 2022 – Present	Chief Compliance Officer, Voya Family of Funds (April 2022 – Present); Vice President, Voya Investment Management (March 2019 – Present). Formerly, Assistant Vice President, Voya Investment Management (March 2014 – March 2019).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
29

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – Present). Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President Secretary	June 2022 – Present September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:49	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
30

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age 29:	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – Present).
Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

31

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163060         (0522-072622)

Annual Report
May 31, 2022
Voya Global Multi-Asset Fund
Classes A, C, I, R6 and W
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

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Just go to www.individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Bloomberg Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg High Yield Bond Index	The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Bloomberg EM country definition, are excluded. The US Corporate High Yield Index is a component of the US Universal and Global High Yield Indices. The index was created in 1986, with history backfilled to July 1, 1983.
Bloomberg U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg U.S. Short Treasury 1-3 Month Index	The index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months.
Bloomberg U.S. Treasury TIPS Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE EPRA Nareit Developed Index	The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	A broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
1

Voya Global Multi-Asset Fund	Portfolio Managers’ Report

Target Allocations as of May 31, 2022(1) (as a percentage of net assets)
U.S. Large Cap Stocks	34.0%
U.S. Mid-Cap Stocks	4.0%
U.S. Small-Cap Stocks	3.0%
International Stocks	20.0%
Emerging Market Stocks	4.0%
Real Estate	5.0%
Core Fixed Income	10.0%
International Bonds	7.0%
High Yield	9.0%
TIPS	2.0%
Cash	2.0%
Total	100%

(1)
Fund’s current approximate target investment allocations (expressed as a percentage of net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

Voya Global Multi-Asset Fund* (the “Fund”) seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund is managed by Paul Zemsky, CFA, and Barbara Reinhard, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
The Fund is a fund-of-funds, which may invest in underlying funds and direct securities. It uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the underlying funds (the “target allocations”). Target allocations may be changed from time to time. The Fund’s strategic allocation benchmark, the Global Multi-Asset Fund Composite Index (“GMA Composite”)**, reflects these target allocations.
Performance: For the year ended May 31, 2022, the Fund’s Class A shares, excluding sales charges, provided a total return of -9.86% compared to the S&P Target Risk® Growth Index, the Bloomberg U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Russell 3000® Index and the GMA Composite, which returned -6.76%, -8.22%, -10.38%, -3.68% and -7.76%, respectively, during the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed both the S&P Target Risk® Growth Index and its strategic GMA Composite. The GMA Composite underperformed the S&P Target Risk® Growth Index largely due to a greater allocation to equities relative to fixed income. From a sub-asset allocation standpoint, the GMA Composite was also hurt by greater allocations to mid- and small cap U.S. equities.
The Fund attempts to outperform the return of the GMA Composite through tactical asset allocation, i.e., deviating from the GMA Composite’s asset allocation over the short and medium-term. Fundamental tactical asset allocation was modestly positive over the period. The primary contributor to excess returns was an overweight to U.S. large cap equities. The Fund’s systematic tactical asset allocation strategies were also additive. Cross-asset relative value (“CARV”) was a headwind, but excess returns from tactical currency more than offset CARV’s minor drag.
The Fund’s managers have become less sanguine on the macro-outlook and have moved to a more defensive posture across the risk spectrum, lightening positioning in equities and low-quality credit. Within equities, they have continued to tilt the Fund toward U.S. large cap equities. The Fund’s managers believe larger companies are better situated to absorb high wages, pass inflation through to consumers and maintain margins in an environment, where multiples are being pressured.
The Fund also attempts to outperform the return of the GMA Composite through the selection of underlying funds, which represent the various asset classes within the GMA Composite. Underlying fund selection detracted over the period. The underlying funds with the largest outperformance versus their asset class benchmarks were Voya Large Cap Value Fund and Voya Multi-Manager International Factors Fund. The underlying funds that underperformed the most were Voya Multi-Manager International Equity Fund, Voya Multi-Manager Emerging Markets Equity Fund and Voya Multi-Manager Mid Cap Value Fund.
The Fund utilizes derivatives including futures, currency forwards and total return swaps, to execute some of its systematic tactical asset allocation strategies. These strategies are designed to be diversifying in nature and are employed within the Fund’s risk allocation guidelines. For the twelve-month reporting period, systematic strategies, in aggregate, contributed to performance.
Current Strategy and Outlook: We know growth is slowing, but is a U.S. recession on the horizon? We believe that the probability has risen, but we do not think a recession is imminent or inevitable over the next twelve months. As the effects from the pandemic continue to fade, mobility has picked up and, in our opinion, formerly left-behind sectors — travel, leisure and lodging — should become recipients of an increased amount of consumer spending in the spring and summer months. In our view, demand for labor remains strong — the unemployment rate fell to 3.6% in March and could go lower. The labor force participation rate has increased recently, and we think higher wages will increase participation more, at some point softening an extremely tight labor market. We do, however, acknowledge our later stage position in the business cycle and are aware that the policymakers need to take action to reel in prices. We believe this involves cutting aggregate demand in a manner that results in a soft landing. The war in Ukraine and sanctions on Russia have made that task more difficult; particularly in Europe, which imports significant energy resources from Russia, making it probable that Europe will experience a recession, in our opinion. The United States is energy independent and thus more insulated against prolonged disruption in Russian oil and gas supplies, in our view. What’s more, we believe that the winding down of COVID-19 will provide inflation relief on consumer prices for autos and shipping costs. We also realize the yield curve has inverted in spots on several occasions, most notably in the long-end, and has a

2

Portfolio Managers’ Report	Voya Global Multi-Asset Fund

concerning track record of forecasting future recessions. Not all yield curve segments have the same predictive ability, however; the U.S. Federal Reserve (the “Fed”) has published research suggesting the short-end of the curve is a better indicator. The short-end doesn’t incorporate a term premium and is currently significantly negative. Moreover, the current level of policy accommodation needs to be considered, in our opinion. We believe that a good measure of this is the difference between the effective federal funds rate and the estimate of the neutral rate, which is still clearly negative. In our view, the key to maintaining positive U.S. growth this year will be a transition from accommodative fiscal and monetary policies to a period of increased private sector investment that leads to productivity enhancing technologies such as robotics and automation, the adoption of which already were accelerated by the pandemic.
Despite our view that a U.S. economic contraction is avoidable in the near-term, the outlook for equities has deteriorated since the beginning of the year and we think this sour spot is likely to last as monetary policy becomes tighter. If the Fed can anchor long-term inflation expectations, we believe there could be room for equities to outperform, but global earnings revisions reflect the slower growth future and are rolling over in every region of the world — most meaningfully in the emerging markets. There are also several tail risks that appear uncomfortably fat in our view; and in light of a smaller equity risk premium and other not particularly appealing valuation measures, we have reduced our allocation to stocks and now hold a neutral to slight overweight to most portfolios. We continue to prefer U.S. assets over the rest of the world, as its relative geographic and economic insulation provides a layer of defense against some of the most material risks, in our opinion. Within the U.S., large cap stocks remain our favorite asset class. It is our opinion that larger companies are in a better position to absorb high wages, pass through inflation to consumers and maintain margins in an environment where earnings multiples are likely to be pressured. Although earnings growth is coming down, our models forecast mid-teen earnings growth in 2022. This butts against the Fed tightening financial conditions and the likely countervailing force of contracting multiples. Taken together, we think U.S. large caps can deliver positive, albeit modest returns over the balance of 2022.

*
On January 27, 2022, the Board Trustees of Voya Equity Trust approved changes with respect to the Fund’s principal investment strategies.

**
The GMA Composite is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of May 31, 2022, the Index allocation is approximately: 31% of the S&P 500® Index, 10% of the Bloomberg U.S. Aggregate Bond Index, 20% of the MSCI EAFE® Index, 4% of the MSCI Emerging Markets IndexSM, 3% of the Russell 2000® Index, 3% of the Russell 1000® Growth Index, 4% of the Russell Midcap® Index, 7% of the Bloomberg Global Aggregate Index, 9% of the Bloomberg High Yield Bond Index, 5% of the FTSE EPRA Nareit Developed Index, 2% of the Bloomberg U.S. Treasury TIPS Index and 2% of the Bloomberg U.S. Short Treasury 1-3 Month Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
3

Voya Global Multi-Asset Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2022
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-15.02%	3.87%	5.64%
Class C(2)	-11.32%	4.34%	5.48%
Class I	-9.60%	5.39%	6.53%
Class R6(3)	-9.54%	5.22%	6.44%
Class W	-9.61%	5.38%	6.53%
Excluding Sales Charge:
Class A	-9.86%	5.11%	6.27%
Class C	-10.50%	4.34%	5.48%
Class I	-9.60%	5.39%	6.53%
Class R6(3)	-9.54%	5.22%	6.44%
Class W	-9.61%	5.38%	6.53%
S&P Target Risk® Growth Index	-6.76%	6.11%	7.44%
Bloomberg U.S. Aggregate Bond Index	-8.22%	1.18%	1.71%
MSCI EAFE® Index	-10.38%	4.17%	7.15%
Russell 3000® Index	-3.68%	12.75%	14.00%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Multi-Asset Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on September 29, 2017. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Prior to the close of business on November 8, 2019, the Fund was a separate active series under Voya Series Fund, Inc.

4

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021 to May 31, 2022. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2022**	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2022**
Class A	$1,000.00	$883.30	0.70%	$3.29	$1,000.00	$1,021.44	0.70%	$3.53
Class C	1,000.00	880.30	1.45	6.80	1,000.00	1,017.70	1.45	7.29
Class I	1,000.00	884.90	0.45	2.11	1,000.00	1,022.69	0.45	2.27
Class R6	1,000.00	884.90	0.45	2.11	1,000.00	1,022.69	0.45	2.27
Class W	1,000.00	884.80	0.45	2.11	1,000.00	1,022.69	0.45	2.27

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Global Multi-Asset Fund and the Board of Trustees of Voya Equity Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Global Multi-Asset Fund (the “Fund”), (one of the funds constituting Voya Equity Trust (the “Trust”)), including the portfolio of investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Equity Trust) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the periods in the two-year period ended May 31, 2019, were audited by another independent registered public accounting firm whose report, dated July 25, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
July 29, 2022
6

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2022

ASSETS:
Investments in securities at fair value*	$2,804
Investments in affiliated underlying funds at fair value**	75,991,536
Investments in unaffiliated underlying funds at fair value***	52,006,603
Short-term investments at fair value†	610,333
Cash collateral for futures contracts	1,450,000
Due from broker	309,841
Receivables:
Investments in affiliated underlying funds sold	6,517,781
Investments in unaffiliated underlying funds sold	136,401
Fund shares sold	13,494
Unrealized appreciation on forward foreign currency contracts	211,489
Unrealized appreciation on OTC swap agreements	224,190
Prepaid expenses	31,209
Reimbursement due from Investment Adviser	24,925
Other assets	19,956
Total assets	137,550,562
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	5,283,538
Payable for investments in unaffiliated underlying funds purchased	490,056
Payable for fund shares redeemed	61,148
Unrealized depreciation on forward foreign currency contracts	183,983
Variation margin payable on futures contracts	61,775
Payable for investment management fees	40,262
Payable for distribution and shareholder service fees	24,877
Payable to trustees under the deferred compensation plan (Note 6)	19,956
Payable for trustee fees	372
Other accrued expenses and liabilities	181,492
Total liabilities	6,347,459
NET ASSETS	$131,203,103
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$127,308,874
Total distributable earnings	3,894,229
NET ASSETS	$131,203,103
* Cost of investments in securities	$2,956
** Cost of investments in affiliated underlying funds	$79,702,140
*** Cost of investments in unaffiliated underlying funds	$42,920,993
† Cost of short-term investments	$610,333
See Accompanying Notes to Financial Statements
7

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2022 (continued)

Class A
Net assets	$114,575,203
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	10,327,440
Net asset value and redemption price per share†	$11.09
Maximum offering price per share (5.75%)(1)	$11.77
Class C
Net assets	$1,425,608
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	126,061
Net asset value and redemption price per share†	$11.31
Class I
Net assets	$14,442,983
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	1,274,748
Net asset value and redemption price per share	$11.33
Class R6
Net assets	$636,633
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	56,011
Net asset value and redemption price per share	$11.37
Class W
Net assets	$122,676
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	10,844
Net asset value and redemption price per share	$11.31

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
8

STATEMENT OF OPERATIONS for the Year Ended May 31, 2022

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,715,172
Dividends from unaffiliated underlying funds	1,110,462
Total investment income	2,825,634
EXPENSES:
Investment management fees	440,521
Distribution and shareholder service fees:
Class A	325,024
Class C	21,858
Transfer agent fees:
Class A	229,409
Class C	3,858
Class I	19,944
Class R6	4,364
Class W	235
Shareholder reporting expense	12,955
Registration fees	75,016
Professional fees	39,055
Custody and accounting expense	57,305
Trustee fees	3,721
Miscellaneous expense	19,575
Interest expense	216
Total expenses	1,253,056
Waived and reimbursed fees	(233,397)
Net expenses	1,019,659
Net investment income	1,805,975
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	15,304
Sale of affiliated underlying funds	169,124
Sale of unaffiliated underlying funds	(517,374)
Capital gain distributions from affiliated underlying funds	6,585,733
Capital gain distributions from unaffiliated underlying funds	787,978
Forward foreign currency contracts	486,180
Foreign currency related transactions	49,853
Futures	118,325
Swaps	(819,112)
Net realized gain	6,876,011
Net change in unrealized appreciation (depreciation) on:
Investments	(250)
Affiliated underlying funds	(19,802,812)
Unaffiliated underlying funds	(3,442,730)
Forward foreign currency contracts	198,993
Foreign currency related transactions	(1,330)
Futures	(85,750)
Swaps	224,190
Net change in unrealized appreciation (depreciation)	(22,909,689)
Net realized and unrealized loss	(16,033,678)
Decrease in net assets resulting from operations	$(14,227,703)
See Accompanying Notes to Financial Statements
9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2022	Year Ended May 31, 2021
FROM OPERATIONS:
Net investment income	$1,805,975	$2,085,703
Net realized gain	6,876,011	11,606,442
Net change in unrealized appreciation (depreciation)	(22,909,689)	24,569,628
Increase (decrease) in net assets resulting from operations	(14,227,703)	38,261,773
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(13,645,677)	(2,997,852)
Class C	(176,074)	(36,789)
Class I	(1,628,380)	(327,494)
Class R6	(72,172)	(3,234)
Class W	(14,271)	(3,114)
Total distributions	(15,536,574)	(3,368,483)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,572,144	7,773,002
Reinvestment of distributions	14,624,764	3,160,346
	20,196,908	10,933,348
Cost of shares redeemed	(14,126,863)	(14,679,707)
Net increase (decrease) in net assets resulting from capital share transactions	6,070,045	(3,746,359)
Net increase (decrease) in net assets	(23,694,232)	31,146,931
NET ASSETS:
Beginning of year or period	154,897,335	123,750,404
End of year or period	$131,203,103	$154,897,335
See Accompanying Notes to Financial Statements
10

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
05-31-22	13.66	0.16•	(1.30)	(1.14)	0.47	0.96	—	1.43	—	11.09	(9.86)	0.86	0.70	0.70	1.20	114,575	44
05-31-21	10.58	0.18•	3.21	3.39	0.31	—	—	0.31	—	13.66	32.20	0.90	0.65	0.65	1.49	134,478	38
05-31-20	11.12	0.27•	(0.09)	0.18	0.22	0.50	—	0.72	—	10.58	1.05	0.88	0.59	0.59	2.41	109,357	47
05-31-19	11.93	0.19•	(0.49)	(0.30)	0.26	0.25	—	0.51	—	11.12	(2.24)	0.80	0.58	0.58	1.69	111,044	118
05-31-18	11.24	0.22	0.79	1.01	0.32	—	—	0.32	—	11.93	8.99	0.87	0.52	0.52	1.76	69,448	78
Class C
05-31-22	13.85	0.05•	(1.32)	(1.27)	0.31	0.96	—	1.27	—	11.31	(10.50)	1.61	1.45	1.45	0.38	1,426	44
05-31-21	10.70	0.09•	3.25	3.34	0.19	—	—	0.19	—	13.85	31.29	1.65	1.40	1.40	0.69	2,863	38
05-31-20	11.22	0.24•	(0.15)	0.09	0.11	0.50	—	0.61	—	10.70	0.31	1.63	1.34	1.34	2.07	3,058	47
05-31-19	12.00	0.10	(0.49)	(0.39)	0.14	0.25	—	0.39	—	11.22	(2.99)	1.55	1.33	1.33	0.83	11,076	118
05-31-18	11.29	0.12	0.80	0.92	0.21	—	—	0.21	—	12.00	8.18	1.62	1.27	1.27	1.01	15,241	78
Class I
05-31-22	13.92	0.19•	(1.31)	(1.12)	0.51	0.96	—	1.47	—	11.33	(9.60)	0.56	0.45	0.45	1.42	14,443	44
05-31-21	10.77	0.21•	3.27	3.48	0.33	—	—	0.33	—	13.92	32.57	0.60	0.40	0.40	1.69	16,811	38
05-31-20	11.31	0.31•	(0.10)	0.21	0.25	0.50	—	0.75	—	10.77	1.28	0.57	0.34	0.34	2.68	11,115	47
05-31-19	12.11	0.22	(0.50)	(0.28)	0.27	0.25	—	0.52	—	11.31	(2.01)	0.53	0.33	0.33	1.82	11,885	118
05-31-18	11.40	0.24	0.82	1.06	0.35	—	—	0.35	—	12.11	9.31	0.56	0.27	0.27	2.03	13,541	78
Class R6
05-31-22	13.96	0.19•	(1.31)	(1.12)	0.51	0.96	—	1.47	—	11.37	(9.54)	1.11	0.45	0.45	1.47	637	44
05-31-21	10.81	0.19•	3.30	3.49	0.34	—	—	0.34	—	13.96	32.52	1.17	0.40	0.40	1.49	611	38
05-31-20	11.35	0.29	(0.07)	0.22	0.26	0.50	—	0.76	—	10.81	1.35	1.22	0.34	0.34	2.53	50	47
05-31-19	12.04	0.21	(0.52)	(0.31)	0.13	0.25	—	0.38	—	11.35	(2.36)	1.34	0.33	0.33	1.81	3	118
09-29-17(5) - 05-31-18	11.90	0.19•	0.31	0.50	0.36	—	—	0.36	—	12.04	4.16	1.09	0.27	0.27	2.30	3	78
Class W
05-31-22	13.90	0.19•	(1.31)	(1.12)	0.51	0.96	—	1.47	—	11.31	(9.61)	0.61	0.45	0.45	1.45	123	44
05-31-21	10.75	0.22•	3.26	3.48	0.33	—	—	0.33	—	13.90	32.60	0.65	0.40	0.40	1.72	134	38
05-31-20	11.30	0.32•	(0.12)	0.20	0.25	0.50	—	0.75	—	10.75	1.22	0.63	0.34	0.34	2.79	171	47
05-31-19	12.10	0.22	(0.50)	(0.28)	0.27	0.25	—	0.52	—	11.30	(2.00)	0.55	0.33	0.33	1.77	118	118
05-31-18	11.39	0.23•	0.83	1.06	0.35	—	—	0.35	—	12.10	9.29	0.62	0.27	0.27	1.91	78	78

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

See Accompanying Notes to Financial Statements
11

Financial Highlights (continued)

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of Underlying Funds.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
12

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022

NOTE 1 — ORGANIZATION
Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of eleven separate active investment series. This report is for Voya Global Multi-Asset Fund (“Global Multi-Asset” or the “Fund”), a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Effective November 2, 2021, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Prior to November 2, 2021, Class C shares, along with their pro rata reinvested dividend shares, automatically converted to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

13

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable

14

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments. The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from affiliated Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.
Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables, resulting from changes in the exchange rate.
D. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment strategies permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by

15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of May 31, 2022, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $435,679 which represents the gross payments to be received by the Fund on open forward foreign currency contracts and OTC total return swaps were they to be unwound as of May 31, 2022. As of May 31, 2022, the Fund had not received any cash collateral for its open OTC derivatives transactions.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
As of May 31, 2022, the Fund had a liability position of $183,983 on open forward foreign currency contracts. If a contingent feature would have been triggered as of May 31, 2022, the Fund could have been required to pay this amount in cash to its counterparties. As of May 31, 2022, the Fund had not pledged any cash collateral for its open OTC derivatives transactions.
E. Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.
During the year ended May 31, 2022, the Fund had an average contract amount on forward foreign currency contracts to buy and sell of $18,667,496 and $19,484,763, respectively. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at May 31, 2022.
The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2022, the Fund had purchased and sold futures contracts on various equity indices and U.S. Treasuries as part of its tactical asset allocation strategies. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended May 31, 2022, the Fund had average notional amounts on futures contracts purchased and sold of $19,372,281 and $19,201,655, respectively. Please refer to the table within the Portfolio of Investments for open futures contracts at May 31, 2022.
F. Swap Agreements. The Fund may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statement of Operations. Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Total Return Swap Agreements. Total return swaps are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
For the year ended May 31, 2022, the Fund entered into total return swaps on equity indices with an average notional amount of $6,149,281 and $6,147,911 on payer and receiver total return swaps, respectively. Please refer to the table within the Portfolio of Investments for open total return swaps at May 31, 2022.
G. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
H. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2022, the cost of purchases and the proceeds from the sales of investments, excluding short-term securities, were as follows:
Purchases	Sales
$63,580,426	$70,654,227
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to (1) 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds; (2) 0.900% on the first $500 million; 0.875% on the next $500 million; 0.850% on the next $500 million; 0.825% on the next $500 million; and 0.800% thereafter of the Fund’s average daily net assets invested in direct investments; and (3) 0.40% of the Fund’s average daily net assets invested in other investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class A and Class C shares of the Fund each has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses

19

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A and Class C shares of the Fund pay the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class C
0.25%	1.00%
The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2022, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$2,569	$—
Contingent Deferred Sales Charges:	$—	$163
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2022, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies that owned more than 5% of the Fund.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the
Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended May 31, 2022, the per account fees for affiliated recordkeeping services paid by the Fund were $9,274.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
Voya Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:
Class A(1)	Class C(1)	Class I(1)	Class R6(1)	Class W(1)
1.15%	1.90%	0.90%	0.90%	0.90%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2022, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
May 31,
2023	2024	2025	Total
$305,457	$277,136	$162,829	$745,422
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser and the related expiration dates, as of May 31, 2022, are as follows:
	May 31,
	2023	2024	2025	Total
Class A	$66,304	$66,654	$65,853	$198,811
Class C	3,735	1,389	1,094	6,218
Class R6	229	834	3,552	4,615
Class W	97	68	69	234

20

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

The Expense Limitation Agreement is contractual through October 1, 2022 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective June 14, 2021, the Fund, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 14, 2021.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund utilized the line of credit during the year ended May 31, 2022, as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
5	$1,090,000	1.43%

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
5/31/2022	302,279	—	987,945	(807,130)	—	483,094	3,927,790	—	12,793,891	(10,468,163)	—	6,253,518
5/31/2021	267,377	—	219,397	(979,372)	—	(492,598)	3,381,714	—	2,803,901	(11,970,622)	—	(5,785,007)
Class C
5/31/2022	16,747	—	13,299	(110,729)	—	(80,683)	223,841	—	176,074	(1,525,669)	—	(1,125,754)
5/31/2021	23,748	—	2,830	(105,540)	—	(78,962)	313,843	—	36,789	(1,222,261)	—	(871,629)
Class I
5/31/2022	101,259	—	118,725	(153,010)	—	66,974	1,289,525	—	1,568,356	(2,099,434)	—	758,447
5/31/2021	263,431	—	24,082	(111,558)	—	175,955	3,539,550	—	313,308	(1,399,747)	—	2,453,111
Class R6
5/31/2022	9,370	—	5,447	(2,558)	—	12,259	129,088	—	72,172	(33,597)	—	167,663
5/31/2021	39,876	—	248	(988)	—	39,136	535,929	—	3,234	(12,648)	—	526,515
Class W
5/31/2022	133	—	1,082	—	—	1,215	1,900	—	14,271	—	—	16,171
5/31/2021	156	—	239	(6,653)	—	(6,258)	1,966	—	3,114	(74,429)	—	(69,349)
NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, futures contracts, straddle loss deferrals and wash sale deferrals.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

21

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
Year Ended May 31, 2022		Year Ended May 31, 2021
Ordinary Income	Long-Term Capital Gains	Ordinary Income
$11,259,825	$4,276,749	$3,368,483
The tax-basis components of distributable earnings as of May 31, 2022 were:
Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Post- October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Other	Total Distributable Earnings/ (Loss)
$460,556	$3,346,350	$(2,548,055)	$3,873,923	$(1,238,545)	$3,894,229
At May 31, 2022, the Fund did not have any capital loss carryovers for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2022, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.
NOTE 12 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2021 through December 31, 2021, the Program supported the Fund’s ability to honor redemption requests in a timely manner and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.

22

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 13 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial.Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 14 — OTHER ACCOUNTING PRONOUCEMENTS
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 15 — SUBSEQUENT EVENTS
Line of Credit Renewal: Effective June 13, 2022, the funds to which the Credit Agreement is available have entered into a renewed 364-Day Credit Agreement with BNY for an aggregate amount of $400,000,000 and will pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

23

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2022

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 9.8%
22,012	iShares 20+ Year Treasury Bond ETF	$2,565,719	1.9
45,230	iShares MSCI Japan ETF	2,605,248	2.0
28,665	Vanguard FTSE Developed Markets ETF	1,304,544	1.0
54,223	Vanguard Global ex-U.S. Real Estate ETF	2,594,570	2.0
39,199	Vanguard Real Estate ETF	3,883,445	2.9
	Total Exchange-Traded Funds (Cost $13,045,450)	12,953,526	9.8
MUTUAL FUNDS: 87.7%
	Affiliated Investment Companies: 57.9%
1,152,024	Voya Global Bond Fund - Class R6	9,147,067	7.0
365,789	Voya High Yield Bond Fund - Class R6	2,633,679	2.0
2,142,696	Voya Intermediate Bond Fund - Class R6	19,607,595	14.9
291,102	Voya Large Cap Value Fund - Class R6	3,889,129	2.9
129,726 (1)	Voya MidCap Opportunities Fund - Class R6	2,577,654	2.0
686,260	Voya Multi-Manager Emerging Markets Equity Fund - Class I	6,656,721	5.1
1,662,531	Voya Multi-Manager International Equity Fund - Class I	15,794,041	12.0
1,174,689	Voya Multi-Manager International Factors Fund - Class I	10,466,476	8.0
263,855	Voya Multi-Manager Mid Cap Value Fund - Class I	2,596,337	2.0
276,088	Voya Short Term Bond Fund - Class R6	2,622,837	2.0
		75,991,536	57.9
	Unaffiliated Investment Companies: 29.8%
773,823	TIAA-CREF S&P 500 Index Fund - Institutional Class	35,170,245	26.8
181,441	TIAA-CREF SmallCap Blend Index Fund - Institutional Class	3,882,832	3.0
		39,053,077	29.8
	Total Mutual Funds (Cost $109,577,683)	115,044,613	87.7
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 0.0%
	Other Asset-Backed Securities: 0.0%
2,517	Chase Funding Trust Series 2003-5 2A2, 1.606%, (US0001M + 0.600)%, 07/25/2033	$2,367	0.0
439 (2)(3)	Credit-Based Asset Servicing and Securitization LLC 2007-SP1 A4, 4.721%, 12/25/2037	437	0.0
	Total Asset-Backed Securities (Cost $2,956)	2,804	0.0
	Total Long-Term Investments (Cost $122,626,089)	128,000,943	97.5
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
610,333 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.710% (Cost $610,333)	610,333	0.5
	Total Short-Term Investments (Cost $610,333)	610,333	0.5
	Total Investments in Securities (Cost $123,236,422)	$128,611,276	98.0
	Assets in Excess of Other Liabilities	2,591,827	2.0
	Net Assets	$131,203,103	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Variable rate security. Rate shown is the rate in effect as of May 31, 2022.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
Rate shown is the 7-day yield as of May 31, 2022.

Reference Rate Abbreviations:
US0001M      1-month LIBOR

See Accompanying Notes to Financial Statements
24

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2022
Asset Table
Investments, at fair value
Exchange-Traded Funds	$12,953,526	$—	$—	$12,953,526
Mutual Funds	115,044,613	—	—	115,044,613
Asset-Backed Securities	—	2,804	—	2,804
Short-Term Investments	610,333	—	—	610,333
Total Investments, at fair value	$128,608,472	$2,804	$—	$128,611,276
Other Financial Instruments+
Forward Foreign Currency Contracts	—	211,489	—	211,489
Futures	513,486	—	—	513,486
OTC Swaps	—	224,190	—	224,190
Total Assets	$129,121,958	$438,483	$—	$129,560,441
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(183,983)	$—	$(183,983)
Futures	(269,706)	—	—	(269,706)
Total Liabilities	$(269,706)	$(183,983)	$—	$(453,689)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended May 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 5/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 5/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Global Bond Fund - Class R6	$12,461,265	$389,264	$(2,256,353)	$(1,447,109)	$9,147,067	$(85,591)	$(124,021)	$—
Voya High Yield Bond Fund - Class R6	15,576,671	585,523	(12,609,615)	(918,900)	2,633,679	584,324	243,968	—
Voya Intermediate Bond Fund - Class R6	17,056,433	12,635,477	(8,109,284)	(1,975,031)	19,607,595	447,847	(598,709)	—
Voya Large Cap Value Fund - Class R6	—	4,242,338	(242,590)	(110,619)	3,889,129	—	(6,333)	—
Voya MidCap Opportunities Fund - Class R6	4,402,572	919,802	(1,721,996)	(1,022,724)	2,577,654	—	134,172	518,893
Voya Multi-Manager Emerging Markets Equity Fund - Class I	12,401,376	2,988,734	(3,956,924)	(4,776,465)	6,656,721	126,283	1,893,571	847,628
Voya Multi-Manager International Equity Fund - Class I	24,809,786	6,255,559	(7,920,523)	(7,350,781)	15,794,041	342,193	(1,742,690)	4,218,301
Voya Multi-Manager International Factors Fund - Class I	7,895,194	5,979,599	(1,715,371)	(1,692,946)	10,466,476	251,929	361,107	596,400
Voya Multi-Manager Mid Cap Value Fund - Class I	4,720,548	459,558	(2,106,095)	(477,674)	2,596,337	39,592	10,402	404,511
Voya Short Term Bond Fund - Class R6	—	2,854,476	(201,076)	(30,563)	2,622,837	8,595	(2,343)	—
	$99,323,845	$37,310,330	$(40,839,827)	$(19,802,812)	$75,991,536	$1,715,172	$169,124	$6,585,733
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
25

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2022 (continued)

At May 31, 2022, the following forward foreign currency contracts were outstanding for Voya Global Multi-Asset Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR 5,800,000	USD 6,112,446	Brown Brothers Harriman & Co.	06/03/22	$114,485
USD 2,091,801	SGD 2,900,000	Brown Brothers Harriman & Co.	06/03/22	(24,904)
CHF 3,200,000	USD 3,279,357	Goldman Sachs & Co.	06/03/22	56,954
USD 3,215,575	NZD 5,000,000	Morgan Stanley Capital Services LLC	06/03/22	(42,384)
USD 1,975,968	AUD 2,800,000	Morgan Stanley Capital Services LLC	06/03/22	(33,483)
JPY 499,700,000	USD 3,841,733	The Bank of New York Mellon	06/03/22	40,050
USD 2,947,503	CAD 3,800,000	The Bank of New York Mellon	06/03/22	(56,790)
USD 2,811,649	NOK 26,600,000	UBS AG	06/03/22	(26,422)
				$27,506
At May 31, 2022, the following futures contracts were outstanding for Voya Global Multi-Asset Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
90-Day Eurodollar	11	06/13/22	$2,701,462	$(9,583)
S&P 500® E-Mini	29	06/17/22	5,990,313	(47,687)
Tokyo Price Index (TOPIX)	34	06/09/22	5,041,830	37,528
			$13,733,605	$(19,742)
Short Contracts:
Euro STOXX 50® Index	(151)	06/17/22	(6,134,086)	(208,708)
MSCI EAFE Index	(13)	06/17/22	(1,324,050)	(3,728)
MSCI Emerging Markets Index	(119)	06/17/22	(6,326,635)	475,958
			$(13,784,771)	$263,522
At May 31, 2022, the following OTC total return swaps were outstanding for Voya Global Multi-Asset Fund:
Pay/Receive Total Return(1)	Reference Entity	Reference Entity Payment Frequency	(Pay)/Receive Financing Rate	Floating Rate Payment Frequency	Counterparty	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	iShares S&P 500 Growth ETF	At Maturity	1-day SOFR + 0.24%	At Maturity	JPMorgan Chase Bank N.A.	06/01/22	USD 5,301,416	$137,195	$—	$137,195
Receive	iShares S&P 500 Value ETF	At Maturity	1-day SOFR + 0.30%	At Maturity	JPMorgan Chase Bank N.A.	06/01/22	USD 5,296,792	86,995	—	86,995
								$224,190	$—	$224,190

(1)
The Fund will pay or receive the total return of the reference entity depending on whether the return is positive or negative. Where the Fund has elected to receive the total return of the reference entity if positive, it will be responsible for paying the floating rate and the total return of the reference entity, if negative. If the Fund has elected to pay the total return of the reference entity if positive, it will receive the floating rate and the total return of the reference entity, if negative.

See Accompanying Notes to Financial Statements
26

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2022 (continued)

Currency Abbreviations
AUD – Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – EU Euro
JPY – Japanese Yen
NZD – New Zealand Dollar
SGD – Singapore Dollar
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of May 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$513,486
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	211,489
Equity contracts	Unrealized appreciation on OTC swap agreements	224,190
Total Asset Derivatives		$949,165
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$260,123
Interest rate contracts	Variation margin payable on futures contracts*	9,583
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	183,983
Total Liability Derivatives		$453,689

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Foreign exchange contracts	$486,180	$—	$—	$486,180
Equity contracts	—	(246,957)	(819,112)	(1,066,069)
Interest rate contracts	—	365,282	—	365,282
Total	$486,180	$118,325	$(819,112)	$(214,607)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Foreign exchange contracts	$198,993	$—	$—	$198,993
Equity contracts	—	(78,510)	224,190	145,680
Interest rate contracts	—	(7,240)	—	(7,240)
Total	$198,993	$(85,750)	$224,190	$337,433
See Accompanying Notes to Financial Statements
27

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2022 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at May 31, 2022:
	Brown Brothers Harriman & Co.	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	The Bank of New York Mellon	UBS AG	Totals
Assets:
Forward foreign currency contracts	$114,485	$56,954	$—	$—	$40,050	$—	$211,489
OTC Total Return Swaps	—	—	224,190	—	—	—	224,190
Total Assets	$114,485	$56,954	$224,190	$—	$40,050	$—	$435,679
Liabilities:
Forward foreign currency contracts	$24,904	$—	$—	$75,867	$56,790	$26,422	$183,983
Total Liabilities	$24,904	$—	$—	$75,867	$56,790	$26,422	$183,983
Net OTC derivative instruments by counterparty, at fair value	$89,581	$56,954	$224,190	$(75,867)	$(16,740)	$(26,422)	$251,696
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$89,581	$56,954	$224,190	$(75,867)	$(16,740)	$(26,422)	$251,696

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At May 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $125,231,735.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$12,187,407
Gross Unrealized Depreciation	(8,313,484)
Net Unrealized Appreciation	$3,873,923
See Accompanying Notes to Financial Statements
28

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2022 were as follows:
Fund Name	Type	Per Share Amount
Voya Global Multi-Asset Fund
Class A	NII	$0.4728
Class C	NII	$0.3142
Class I	NII	$0.5057
Class R6	NII	$0.5102
Class W	NII	$0.5070
All Classes	STCG	$0.5623
All Classes	LTCG	$0.3938

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2022, 11.21% qualify for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended May 31, 2022, 20.34% of ordinary distributions paid by the Fund are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 19.25% of net investment income distributions as interest-related dividends.
The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).
The Fund designates $4,276,749 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).
The Fund designates $72,400 as Section 199A dividends.
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended May 31, 2022:
Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$88,138	$0.0075	14.12%

*
The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
29

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	131	RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 –December 2019).	131	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	131	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Trustee	August 2015 – Present	Retired.	131	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	131	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant (May 2001 –Present).	131	Centerra Gold Inc. (May 2008 –Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	October 2015 – Present	Retired.	131	None.
30

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer, Voya Investment Management (January 2022 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2022.

31

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 53	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer, Voya Investment Management (January 2022 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present) and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kristin M. Lynch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Chief Compliance Officer	April 2022 – Present	Chief Compliance Officer, Voya Family of Funds (April 2022 − Present); Vice President, Voya Investment Management (March 2019 – Present). Formerly, Assistant Vice President, Voya Investment Management (March 2014 – March 2019).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
32

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – Present). Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President Secretary	June 2022 – Present September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:49	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age 29:	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – Present).
33

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

34

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163055      (0522-072622)

Annual Report
May 31, 2022
Classes I and R6
Domestic Equity Fund
■
Voya Small Cap Growth Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

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You will be notified by e-mail when these communications become available on the internet.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
1

Voya Small Cap Growth Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2022 (as a percentage of net assets)

Information Technology	26.6%
Industrials	21.8%
Health Care	17.6%
Consumer Discretionary	12.9%
Financials	8.2%
Energy	4.3%
Materials	3.6%
Exchange-Traded Funds	1.3%
Consumer Staples	0.8%
Assets in Excess of Other Liabilities	2.9%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Small Cap Growth Fund* (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Richard J. Johnson, CFA, Michael C. Coyne, CFA, Mitchell S. Brivic, CFA, and Scott W. Haugan, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance**: For the period beginning October 1, 2021, through May 31, 2022, the Fund’s Class I shares, provided a total return of -18.31% compared to the Russell 2000® Growth Index (the “Index” or “Russell 2000® Growth”), which returned -24.79% for the same period.
Portfolio Specifics: For the eight-month reporting period, the Fund outperformed the Russell 2000® Growth largely driven by stock selection effects. Most notably, favorable stock selection within the information technology and health care sectors contributed the most to performance. A combination of underweight allocation to and stock selection within the energy and consumer staples sectors proved to be the greatest headwind. Individual contributors during the eight-month period included a non-benchmark position in Tower Semiconductor, and overweight positions in WillScot Mobile Mini Holdings and Onto Innovation. Key detractors were a non-benchmark position in Natera, and overweight positions in Aspen Aerogels and HealthEquity.
Top Ten Holdings as of May 31, 2022 (as a percentage of net assets)

CACI International, Inc.	2.8%
Genpact Ltd.	2.7%
Chart Industries, Inc.	2.7%
Planet Fitness, Inc.	2.5%
WNS Holdings Ltd. ADR	2.2%
Clean Harbors, Inc.	2.0%
WillScot Mobile Mini Holdings Corp.	2.0%
ICON PLC	2.0%
Focus Financial Partners, Inc.	1.9%
Wintrust Financial Corp.	1.9%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: We entered 2022 faced with a tenuous global outlook — prolonged inflationary pressures and supply chain headwinds coupled with tighter monetary policy and more rate hikes on the horizon. While the certainty of a recession remains unknown, the degree of growth that we experienced following the COVID-19 induced drawdown has undeniably slowed, in our opinion. The Russian/Ukrainian conflict has only added another level of uncertainty in the equity markets.
Given these dynamics, looking ahead, we believe the key to performing in what we anticipate will be a slower growth environment in 2022, is to identify those companies which have, in our view, strong earnings growth potential and cash flow generation capabilities at sustainable valuations. We are closely monitoring our exposures to travel stocks which are undeniably linked to COVID-19 headlines, and while consumer savings rates are still strong in our view, we are also continuously assessing our exposure to the low-income consumer as inflationary and other macro pressures would likely dampen their desire/ability to spend. As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies with what we believe to have strong fundamentals and attractive relative valuations.

*
On March 24, 2022, the Board of Trustees of Voya Equity Trust approved a proposal to reorganize Voya SmallCap Opportunities Fund (the “Disappearing Fund”), which is not included in this report, with and into the Fund, (the ‘Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund at a shareholder meeting scheduled to be held on or about September 27, 2022. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about October 21, 2022.

**
Performance prior to the close of business on April 1, 2022, for Class I shares reflects the historical performance, fees and expenses of the predecessor fund’s shares.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
2

Portfolio Managers’ Report	Voya Small Cap Growth Fund

Average Annual Total Returns for the Periods Ended May 31, 2022
	Since October 1, 2021	1 Year	5 Year	10 Year
Class I	-18.31%	-17.43%	11.15%	13.82%
Class R6(1)	-18.36%	-17.48%	11.13%	13.81%
Russell 2000® Growth Index	-24.79%	-25.71%	6.87%	10.55%

Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Small Cap Growth Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Performance information prior to the close of business April 1, 2022 may reflect historical expenses waivers/reimbursements from the predecessor fund’s investment adviser, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Class R6 incepted on April 4, 2022. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Performance prior to the close of business April 1, 2022 for Class I shares reflects the historical performance, fees and expenses of the predecessor fund, which commenced operations on October 1, 2004. The returns would be different if the Fund’s current fees and expenses were reflected for periods prior to the close of business April 1, 2022.

3

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021 to May 31, 2022. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2022*	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2022*
Class I	$1,000.00	$804.90	0.93%	$4.18	$1,000.00	$1,020.29	0.93%	$4.68
Class R6(1)	1,000.00	863.90	0.85	1.26	1,000.00	1,020.69	0.85	1.36

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was April 4, 2022. Expenses paid for the actual Fund’s return reflect the 58-day period ended May 31, 2022.

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm
To the Shareholders of Voya Small Cap Growth Fund and the Board of Trustees of Voya Equity Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Small Cap Growth Fund (the “Fund”) (one of the funds constituting Voya Equity Trust (the “Trust”)), including the portfolio of investments, as of May 31, 2022, and the related statements of operations and changes in net assets and the financial highlights for the period from October 1, 2021 through May 31, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Equity Trust) at May 31, 2022, and the results of its operations, the changes in its net assets and its financial highlights for the period from October 1, 2021 through May 31, 2022, in conformity with U.S. generally accepted accounting principles.
The statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, were audited by another independent registered public accounting firm whose report, dated November 29, 2021, expressed an unqualified opinion on that statement of operations and those statements of changes in net assets and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
July 29, 2022
5

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2022

ASSETS:
Investments in securities at fair value*	$413,738,978
Cash	12,627,262
Receivables:
Investment securities sold	3,674,806
Fund shares sold	137,712
Dividends	132,896
Foreign tax reclaims	2,801
Prepaid expenses	2,199
Prepaid offering expense	103,693
Reimbursement due from Investment Adviser	2
Total assets	430,420,349
LIABILITIES:
Payable for investment securities purchased	3,607,124
Payable for fund shares redeemed	195,802
Payable for investment management fees	284,757
Payable for trustee fees	2,514
Other accrued expenses and liabilities	170,366
Total liabilities	4,260,563
NET ASSETS	$426,159,786
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$380,975,604
Total distributable earnings	45,184,182
NET ASSETS	$426,159,786
* Cost of investments in securities	$377,624,945
Class I
Net assets	$426,157,194
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	12,587,135
Net asset value and redemption price per share	$33.86
Class R6
Net assets	$2,592
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	77
Net asset value and redemption price per share	$33.84
See Accompanying Notes to Financial Statements
6

STATEMENT OF OPERATIONS

	October 1, 2021 to May 31, 2022(1)	Year ended September 30, 2021
INVESTMENT INCOME:
Dividends	$1,148,705	$1,163,389(2)
Interest	5,768	3,155
Total investment income	1,154,473	1,166,544
EXPENSES(3):
Investment advisory fees	2,564,831	3,766,252
Administration fees	167,516	304,354
Fund accounting fees	50,762	97,566
Custody fees	31,379	36,560
Transfer agent fees	—	28,373
Transfer agent fees:
Class I	59,181	—
Class R6	5	—
Audit fees	22,253	27,000
Registration fees	18,677	25,893
Offering expense (Note 2)	16,307	—
Trustees fees	12,606	26,901
Legal fees	8,337	9,523
Chief Compliance Officer fees	7,459	14,500
Reports to shareholders	6,659	5,234
Insurance expenses	3,961	4,652
Miscellaneous expenses	20,415	20,008
Interest expenses	—	1,084
Total expenses	2,990,348	4,367,900
Waived and reimbursed fees	(4)	—
Net expenses	2,990,344	4,367,900
Net investment loss	(1,835,871)	(3,201,356)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	20,984,992	100,740,789
Foreign currency related transactions	(452)	—
Net realized gain	20,984,540	100,740,789
Net change in unrealized appreciation (depreciation) on:
Investments	(111,865,703)	55,079,344
Foreign currency related transactions	(45)	—
Net change in unrealized appreciation (depreciation)	(111,865,748)	55,079,344
Net realized and unrealized gain (loss)	(90,881,208)	155,820,133
Increase (decrease) in net assets resulting from operations	$(92,717,079)	$152,618,777

(1)
Effective close of business April 1, 2022, the fiscal year-end was changed from September 30 to May 31.

(2)
Net of foreign withholding tax and issuance fees of $19,851.

(3)
See Notes to Financial Statements regarding Fund and fee changes that occurred in connection with the reorganization that took place close of business April 1, 2022.

See Accompanying Notes to Financial Statements
7

STATEMENTS OF CHANGES IN NET ASSETS

	October 1, 2021 to May 31, 2022(1)	Year Ended September 30, 2021	Year Ended September 30, 2020
FROM OPERATIONS:
Net investment (loss)	$(1,835,871)	$(3,201,356)	$(2,185,821)
Net realized gain	20,984,540	100,740,789	28,893,434(2)
Net change in unrealized appreciation (depreciation)	(111,865,748)	55,079,334	11,384,130
Increase (decrease) in net assets resulting from operations	(92,717,079)	152,618,767	38,091,743
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class I(3)	(88,990,928)	(28,271,294)	(6,335,246)
Total distributions	(88,990,928)	(28,271,294)	(6,335,246)
FROM CAPITAL SHARE TRANSACTIONS(4):
Net proceeds from sale of shares	61,497,857	84,906,869	74,380,976
Reinvestment of distributions	87,154,479	27,824,008	6,261,981
	148,652,336	112,730,877	80,642,957
Cost of shares redeemed	(42,549,863)	(104,387,540)	(176,420,072)
Net increase in net assets resulting from capital share transactions	106,102,473	8,343,337	(95,777,115)
Net increase (decrease) in net assets	(75,605,534)	132,690,810	(64,020,618)
NET ASSETS:
Beginning of year or period	501,765,320	369,074,510	433,095,128
End of year or period	$426,159,786	$501,765,320	$369,074,510

(1)
Effective close of business April 1, 2022, the fiscal year-end was changed from September 30 to May 31.

(2)
Includes net realized gain on redemption in-kind transactions of $6,6288,583. See Note 8.

(3)
For the fiscal years ended September 30, 2021 and September 30, 2020 the Fund did not have a class designation.

(4)
There was no net impact on the operations of the Fund as a result of the reorganization that occurred close of business April 1, 2022. See Note 10 for more information.

See Accompanying Notes to Financial Statements
8

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period(4)	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Cap Growth Fund
Class I(5)(6)
10-01-21 - 05-31-22	49.63	(0.16)•	(6.98)	(7.14)	—	8.63	—	8.63	—	33.86	(18.31)	0.93	0.93	0.93	(0.57)	426,157	61
09-30-21	37.26	(0.32)•	15.61	15.29	—	2.92	—	2.92	—	49.63	42.36	0.93	0.93	0.93	(0.68)	502	84
09-30-20	34.36	(0.17)•	3.58	3.41	—	0.51	—	0.51	—	37.26	9.99	0.94	0.94	0.94	(0.53)	369	111
09-30-19	40.76	(0.12)•	(2.17)	(2.29)	—	4.11	—	4.11	—	34.36	(3.92)	0.93	0.93	0.93	(0.37)	433	121
09-30-18	37.62	(0.20)•	8.74	8.54	—	5.40	—	5.40	—	40.76	26.09	0.93	0.93	0.93	(0.55)	453	126
09-30-17	28.94	(0.21)•	8.89	8.68	—	—	—	—	—	37.62	29.99	0.95	0.95	0.95	(0.62)	371	139
Class R6
04-04-22(7) - 05-31-22	39.17	(0.05)•	(5.28)	(5.33)	—	—	—	—	—	33.84	(13.61)	2.10	0.85	0.85	(0.97)	3	61

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
For the fiscal year ended September 30, 2017, 2018, 2019, 2020 and 2021, the net assets are expressed in millions. For the period ended May 31, 2022, the net assets are expressed in thousands.

(5)
Prior to the close of business April 1, 2022, Voya Small Cap Growth Fund operated under a different name and investment adviser. Please see Note 1 and Note 4 for more information. Effective close of business April 1, 2022, the shares of the predecessor fund were redesignated as Class I shares of Voya Small Cap Growth Fund.

(6)
For the fiscal year ended September 30, 2017, 2018, 2019, 2020 and 2021, the information presented was audited by a different independent registered public accounting firm. Effective close of business April 1, 2022, the fiscal year end was changed from September 30 to May 31.

(7)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
9

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022

NOTE 1 — ORGANIZATION
Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of eleven separate active investment series. This report is for Voya Small Cap Growth Fund (“Small Cap Growth” or the “Fund”), a diversified series of the Trust.
The Fund acquired all of the assets and liabilities of TCM Small Cap Growth Fund (the “Predecessor Fund’) pursuant to an agreement and plan of reorganization (the “Reorganization”) effective close of business April 1, 2022. The Predecessor Fund was a diversified series of Professionally Managed Portfolios (“PMP Trust”), a Massachusetts business trust. The previous fiscal year end of the Predecessor Fund was September 30, 2021. Effective with the Reorganization, the fiscal year end was changed from September 30 to May 31.
The financial statements of the Fund reflect the historical results of the Predecessor Fund, which did not have a share class designation prior to the Reorganization. Upon completion of the Reorganization, Class I shares of the Fund assumed the performance, financial and other information of the Predecessor Fund’s shares. All information and references to the period prior to the close of business April 1, 2022 refer to the Predecessor Fund.
The Fund offers the following classes of shares: Class I and Class R6. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Effective close of business April 1, 2022, Voya Investments, LLC (“Voya Investments”) an Arizona limited liability company, serves as the investment adviser to the Fund. Effective close of business April 1, 2022, Voya Investments engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as the sub-adviser to the Fund. Effective close of business April 1, 2022, Voya Investments Distributor, LLC (“VID”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official

10

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the investment adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the investment adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those

11

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
Prior to close of business April 1, 2022, the Predecessor Fund was valued pursuant to the valuation procedures established by the Predecessor Fund’s Board of Trustees. For the year ended May 31, 2022, there have been no signification changes to the fair valuation methodologies.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders.

12

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Securities Lending. The Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Fund. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
H. Offering Costs. Costs incurred with the offering of shares of the Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the date of the Reorganization.
I.   Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period from October 1, 2021 to May 31, 2022, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
Purchases	Sales
$304,486,650	$285,774,979
NOTE 4 — INVESTMENT MANAGEMENT FEES
Effective close of business April 1, 2022, the Fund entered into an investment management agreement (“Management Agreement”) with the Voya Investments. Voya Investments has overall responsibility for the management of the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates Voya Investments with a management fee of 0.80% on all assets, computed daily and payable monthly, based on the average daily net assets of the Fund.
Effective January 1, 2022 through April 1, 2022, Voya IM and PMP Trust entered into an interim investment advisory agreement (the “Interim Advisory Agreement”) on behalf of the Predecessor Fund. The Interim Advisory Agreement compensated Voya IM with a management fee of 0.80% based on the average daily net assets of the Predecessor Fund.
Prior to January 1, 2022, Tygh Capital Management, Inc. (“Tygh”) served as the investment adviser to the Predecessor Fund pursuant to an investment advisory agreement between PMP Trust and Tygh (the “Prior Advisory Agreement’). The Prior Advisory Agreement compensated Tygh with a management fee of 0.80% based on the average daily net assets of the Predecessor Fund.
Prior to the close of business April 1, 2022, U.S. Bancorp Fund Services LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), served as the Predecessor Fund’s administrator, fund accountant, and transfer agent. The Officers of PMP Trust and the Chief Compliance Officer were also employees of Fund Services. The Predecessor Fund paid Fund Services for these services, which are disclosed in the accompanying Statement of Operations.
Effective close of business April 1, 2022, Voya Investments has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is

13

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

paid by Voya Investments based on the average daily net assets of the Fund. Subject to such policies as the Board or Voya Investments may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2022, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies that owned more than 5% of the Fund.
Voya Investments may direct the Fund’s sub-adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statement of Operations.
Effective close of business April 1, 2022, the Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Effective close of business April 1, 2022, the Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the period ended May 31, 2022, the Fund did not pay any amounts for affiliated recordkeeping services.
NOTE 6 — EXPENSE LIMITATION AGREEMENT
Effective close of business April 1, 2022, Voya Investments has entered into a written expense limitation agreement
(“Expense Limitation Agreement”) with the Fund whereby Voya Investments has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Class I	Class R6
0.95%	0.85%
Voya Investments may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the investment adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the investment adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the investment adviser are reflected on the accompanying Statement of Assets and Liabilities.
The amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser and the related expiration dates, as of May 31, 2022, are as follows:
	May 31,
	2023	2024	2025	Total
Class R6	$—	$—	$4	$4
The Expense Limitation Agreement is contractual through October 1, 2024 and the Expense Limitation Agreement shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
Effective January 1, 2022 through April 1, 2022, Voya IM and PMP Trust entered into an interim expense limitation agreement on behalf of the Predecessor Fund, whereas Voya IM agreed to limit the expenses of the Predecessor Fund (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) to 0.95%.
Prior to close of business January 1, 2022, Tygh contractually agreed to reduce its fees and/or pay the Predecessor Fund’s expenses (excluding interest expense in connection with investment activities, taxes, extraordinary expenses, and acquired fund fees and expenses) in order to limit expenses to 0.95%.
NOTE 7 — LINE OF CREDIT
Effective close of business April 1, 2022, the Fund entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may

14

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 7 — LINE OF CREDIT (continued)

be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by Voya Investments. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
Prior to the close of business April 4, 2022, the Predecessor Fund had a line of credit with U.S. Bank N.A. for $40,000,000 for temporary or extraordinary purposes.
During the period ended May 31, 2022, the Fund did not utilize the line of credit.
NOTE 8 — REDEMPTION-IN-KIND TRANSACTIONS
On June 26, 2020, one shareholder redeemed a total of $73,950,835 from the Predecessor Fund as a redemption-in-kind transaction. In this transaction, the Predecessor Fund distributed a proportionate amount of securities in the Predecessor Fund’s portfolio to the shareholder. Remaining shareholders in the Predecessor Fund did not recognize any additional capital gains from the transactions.

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class I(1)(2)
10/01/2021 - 05/31/2022(3)	1,534,985	—	1,993,470	(1,051,274)	2,477,181	61,494,857	—	87,154,479	(42,549,863)	106,099,473
10/01/2020 - 09/30/2021	1,818,953	—	654,991	(2,269,306)	204,638	84,906,869	—	27,824,008	(104,387,540)	8,343,337
10/01/2019 - 09/30/2020(4)	2,368,259	—	175,111	(5,241,475)	(2,698,105)	74,380,976	—	6,261,981	(176,420,072)	(95,777,115)
Class R6
4/4/2022(5) - 5/31/2022	77	—	—	—	77	3,000	—	—	—	3,000

(1)
In connection with the Reorganization that occurred close of business April 1, 2022, the shares of the Predecessor Fund were redesignated as Class I shares.

(2)
For the fiscal year ended September 30, 2020 and 2021, the information presented was audited by a different independent registered public accounting firm.

(3)
Effective close of business April 1, 2022, the fiscal year-end was changed from September 30 to May 31.

(4)
During the year ended September 30, 2020, shares redeemed included redemption in-kind transactions of 2,265,654 shares valued at $73,950,835. See Note 8.

(5)
Commencement of operations.

NOTE 10 — REORGANIZATION
At a special meeting of the shareholders of the Predecessor Fund held on March 15, 2022, shareholders of the Predecessor Fund approved the agreement and plan of Reorganization pursuant to which the Predecessor Fund transferred all of its assets in exchange for Class I shares to the Fund and the assumption by the Fund of all the liabilities of the Predecessor Fund. The Predecessor Fund was determined to be the accounting and performance survivor following the Reorganization. The consummation of the Reorganization took place immediately after the close of business on April 1, 2022 in an exchange of shares as detailed below:

Net assets of Predecessor Fund on April 1, 2022*	Net assets of Fund immediately before Reorganization	Net assets of Fund immediately after Reorganization	Predecessor Fund shares exchanged	Fund Shares Issued to the Predecessor Fund Shareholders
$473,361,143	$—	$473,361,143	12,087,874	12,087,874

*
Final day of operations immediately prior to the merger

15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 10 — REORGANIZATION (continued)

Assuming the acquisition had been completed on October 1, 2021, the beginning of the reporting period of the Fund, the Fund’s pro forma results of operations for the period ended May 31, 2022, are as follows as reported in the accompanying Statement of Operations:
Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
$(1,835,871)	$(90,881,208)	$(92,717,079)

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include wash sale deferrals.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Eight Months Ended May 31, 2022(1)		Year Ended September 30, 2021
Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
$18,192,394	$70,798,534	$2,551,820	$25,719,474

(1)
The Fund’s tax year-end changed from September 30 to May 31.

The tax-basis components of distributable earnings as of May 31, 2022 were:
Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/(Loss)
$38,736,165	$(1,048,459)	$(24,560,820)	$32,057,296	$45,184,182
At May 31, 2022, the Fund did not have any capital loss carryovers for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2022 no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2022 (continued)

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.
NOTE 13 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 15 — SUBSEQUENT EVENTS
Line of Credit Renewal: Effective June 13, 2022, the funds to which the Credit Agreement is available have entered into a renewed 364-Day Credit Agreement with BNY for an aggregate amount of $400,000,000 and will pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Merger: The Board approved a proposal to reorganize Voya SmallCap Opportunities Fund (the “Disappearing Fund”), which is not included in this report, with and into Small Cap Growth (the “Merger”). The proposed Merger is subject to approval by shareholders of the Disappearing Fund at a shareholder meeting scheduled to be held on or about September 27, 2022. If shareholder approval of the Merger is obtained, it is expected that the Merger will take place on or about October 21, 2022. Effective with the Merger, Voya Investments has agreed to waive 0.02% of the management fee for Small Cap Growth through October 1, 2024.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

17

PORTFOLIO OF INVESTMENTS
Voya Small Cap Growth Fund	as of May 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.8%
	Consumer Discretionary: 12.9%
17,368 (1)	Cavco Industries, Inc.	$3,858,475	0.9
25,240	Churchill Downs, Inc.	5,109,333	1.2
74,733 (1)	Dave & Buster’s Entertainment, Inc.	2,831,633	0.7
63,472 (1)	Dorman Products, Inc.	6,413,846	1.5
15,540 (1)	Five Below, Inc.	2,029,369	0.5
96,341 (1)	Gentherm, Inc.	6,641,748	1.5
329,972 (1)	Lindblad Expeditions Holdings, Inc.	4,738,398	1.1
111,593 (1)	Liquidity Services, Inc.	1,559,074	0.4
151,418 (1)	Planet Fitness, Inc.	10,655,285	2.5
73,372 (1)	Revolve Group, Inc.	2,155,669	0.5
30,816 (1)	Skyline Champion Corp.	1,637,254	0.4
93,273	Texas Roadhouse, Inc.	7,272,496	1.7
		54,902,580	12.9
	Consumer Staples: 0.8%
47,269 (1)	Freshpet, Inc.	3,401,950	0.8

	Energy: 4.3%
485,384 (1)	Helix Energy Solutions Group, Inc.	2,252,182	0.5
122,560	Matador Resources Co.	7,463,904	1.8
279,648	Patterson-UTI Energy, Inc.	5,335,684	1.3
244,038 (1)	ProPetro Holding Corp.	3,184,696	0.7
		18,236,466	4.3
	Financials: 8.2%
219,439 (1)	Focus Financial Partners, Inc.	8,272,850	1.9
79,354	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,021,007	0.7
84,987	HCI Group, Inc.	5,776,566	1.4
18,137	Kinsale Capital Group, Inc.	3,987,963	0.9
72,334	Western Alliance Bancorp.	5,885,818	1.4
91,743	Wintrust Financial Corp.	8,017,421	1.9
		34,961,625	8.2
	Health Care: 17.6%
67,117 (1)	Alkermes PLC	2,003,442	0.5
27,697 (1)	Amedisys, Inc.	3,210,359	0.8
25,694 (1)	Apellis Pharmaceuticals, Inc.	1,065,016	0.3
42,905 (1)	Arrowhead Pharmaceuticals, Inc.	1,431,311	0.3
17,933 (1)	Arvinas, Inc.	747,627	0.2
147,250 (1)	Axonics, Inc.	7,362,500	1.7
15,671 (1)	Beam Therapeutics, Inc.	551,306	0.1
19,430 (1)	Biohaven Pharmaceutical Holding Co. Ltd.	2,792,674	0.7
12,076	Bio-Techne Corp.	4,464,860	1.0
24,224 (1)	Blueprint Medicines Corp.	1,332,320	0.3
17,561 (1)	CareDx, Inc.	441,659	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
37,112 (1)	Denali Therapeutics, Inc.	$901,450	0.2
77,137 (1)	Establishment Labs Holdings, Inc.	4,759,353	1.1
33,313 (1)	Fate Therapeutics, Inc.	769,530	0.2
56,793 (1)	Halozyme Therapeutics, Inc.	2,611,342	0.6
37,595 (1)	ICON PLC	8,413,385	2.0
21,619 (1)	Intellia Therapeutics, Inc.	997,501	0.2
29,057 (1)	Intra-Cellular Therapies, Inc.	1,667,872	0.4
131,499	LeMaitre Vascular, Inc.	6,012,134	1.4
23,325 (1)	LHC Group, Inc.	3,887,345	0.9
47,245 (1)	ModivCare, Inc.	4,508,590	1.1
30,257 (1)	Pacira BioSciences, Inc.	1,913,755	0.4
166,555 (1)	Progyny, Inc.	5,264,804	1.2
31,561 (1)	PTC Therapeutics, Inc.	926,947	0.2
291,473 (1)	R1 RCM, Inc.	6,257,925	1.5
19,103 (1)	Twist Bioscience Corp.	650,266	0.2
		74,945,273	17.6
	Industrials: 21.8%
61,012 (1)	ASGN, Inc.	5,810,173	1.4
32,058 (1)	Axon Enterprise, Inc.	3,249,399	0.7
42,470 (1)	CACI International, Inc.	11,907,314	2.8
105,849 (1)	Casella Waste Systems, Inc.	7,576,671	1.8
65,107 (1)	Chart Industries, Inc.	11,451,019	2.7
91,510 (1)	Clean Harbors, Inc.	8,547,034	2.0
89,797	Columbus McKinnon Corp.	3,030,649	0.7
134,366	H&E Equipment Services, Inc.	4,790,148	1.1
114,203 (1)	Kirby Corp.	7,712,128	1.8
29,126	Quanta Services, Inc.	3,465,994	0.8
172,014	Spirit Aerosystems Holdings, Inc.	5,404,680	1.3
219,023 (1)	Sterling Construction Co., Inc.	5,390,156	1.3
75,561	TFI International, Inc.	6,199,780	1.4
236,689 (1)	WillScot Mobile Mini Holdings Corp.	8,456,898	2.0
		92,992,043	21.8
	Information Technology: 26.6%
230,994 (1)	Cohu, Inc.	7,029,148	1.7
40,722 (1)	CyberArk Software Ltd.	5,656,286	1.3
47,036 (1)	Diodes, Inc.	3,622,242	0.9
46,189 (1)	ExlService Holdings, Inc.	6,567,614	1.5
71,843 (1)	Fabrinet	6,241,002	1.5
59,598 (1)	Five9, Inc.	5,763,723	1.4
260,833	Genpact Ltd.	11,573,160	2.7
162,815 (1)	I3 Verticals, Inc.	3,796,846	0.9
522,593 (1)	indie Semiconductor, Inc.	4,018,740	1.0

See Accompanying Notes to Financial Statements
18

PORTFOLIO OF INVESTMENTS
Voya Small Cap Growth Fund	as of May 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
105,496	Kulicke & Soffa Industries, Inc.	$5,714,718	1.3
23,940	Littelfuse, Inc.	6,468,588	1.5
47,661	MAXIMUS, Inc.	3,092,722	0.7
81,500 (1)	Onto Innovation, Inc.	6,550,970	1.5
66,285 (1)	Perficient, Inc.	6,489,964	1.5
49,686 (1)	Rapid7, Inc.	3,521,247	0.8
34,727 (1)	SiTime Corp.	7,396,851	1.7
74,962 (1)	Tower Semiconductor Ltd.	3,617,666	0.9
480,492 (1)	Viavi Solutions, Inc.	6,952,719	1.6
129,925 (1)	WNS Holdings Ltd. ADR	9,454,642	2.2
		113,528,848	26.6
	Materials: 3.6%
112,469 (1)	Aspen Aerogels, Inc.	1,970,457	0.5
304,239	Element Solutions, Inc.	6,477,248	1.5
65,884	Innospec, Inc.	6,722,145	1.6
		15,169,850	3.6
	Total Common Stock (Cost $370,779,536)	408,138,635	95.8

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.3%
81,424 (1)	SPDR S&P Biotech ETF	$5,600,343	1.3
	Total Exchange-Traded Funds (Cost $6,845,409)	5,600,343	1.3
	Total Investments in Securities (Cost $377,624,945)	$413,738,978	97.1
	Assets in Excess of Other Liabilities	12,420,808	2.9
	Net Assets	$426,159,786	100.0

ADR
American Depositary Receipt

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$408,138,635	$—	$—	$408,138,635
Exchange-Traded Funds	5,600,343	—	—	5,600,343
Total Investments, at fair value	$413,738,978	$—	$—	$413,738,978

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $381,681,637.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$76,190,794
Gross Unrealized Depreciation	(44,133,498)
Net Unrealized Appreciation	$32,057,296
See Accompanying Notes to Financial Statements
19

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the eight months(1) ended May 31, 2022 were as follows:
Fund Name	Type	Per Share Amount
Voya Small Cap Growth Fund(2)
Class I	STCG	$1.7642
Class I	LTCG	$6.8656

STCG – Short-term capital gain
LTCG – Long-term capital gain
(1)
The Fund’s tax year-end changed from September 30 to May 31.

(2)
Distributions were made by the Predecessor Fund (TCM Small Cap Growth Fund). See Note 1.

Of the ordinary distributions made during the eight months ended May 31, 2022, 9.84% qualify for the dividends received deduction (DRD) available to corporate shareholders.
For the eight months ended May 31, 2022, 10.43% of ordinary distributions paid by the Fund is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).
The Fund designates $70,798,534 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).
The Fund designates $6,561 as Section 199A dividends.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
20

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	131	RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	131	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	131	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Trustee	August 2015 – Present	Retired.	131	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	131	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	131	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	October 2015 – Present	Retired.	131	None.
21

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer, Voya Investment Management (January 2022 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2022.

22

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 53	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014 –
Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 49	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer, Voya Investment Management (January 2022 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present) and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 –
March 2020); Consultant, DA Capital LLC (January 2016 –
March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kristin M. Lynch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Chief Compliance Officer	April 2022 – Present	Chief Compliance Officer, Voya Family of Funds (April 2022 – Present); Vice President, Voya Investment Management (March 2019 – Present). Formerly, Assistant Vice President, Voya Investment Management (March 2014 – March 2019).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
23

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – Present). Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 –
Present) and Voya Funds Services, LLC (March 2006 –
Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President Secretary	June 2022 – Present September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:49	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 –
Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
24

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 29	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – Present).
Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

25

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF NEW MANAGEMENT AND SUB-ADVISORY CONTRACTS FOR VOYA SMALL CAP GROWTH FUND
Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), Voya Small Cap Growth Fund (the “Fund”), a series of Voya Equity Trust (“VET”), can enter into a new investment management or sub-advisory contract only if the Board of Trustees of VET (the “Board”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), determine to approve the new arrangements. Thus, at its meeting held on November 18, 2021, the Board considered the initial approval of the investment management contract (the “Management Contract”) with Voya Investments, LLC (“VIL” or the “Adviser”) and the sub-advisory contract (the “Sub-Advisory Contract”) between VIL and the sub-adviser, Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”) (together, the “Management and Sub-Advisory Contracts”) for the Fund.
In determining whether to initially approve the Management and Sub-Advisory Contracts for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Management and Sub-Advisory Contracts, and the proposed policies and procedures for the Fund, should be approved. Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary matters relevant to the Board’s consideration as to whether to approve the Management and Sub-Advisory Contracts.
The materials provided to the Board in support of the Fund and the Fund’s Management Contract included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Fund that discusses, among other things, the experience and expertise of VIL in the management of other funds within the Voya funds complex; (2) information about the Fund’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) Fund Analysis and Comparison Tables sheets for the Fund that compare the Fund’s proposed fee structure to its comparable selected peer group (“SPG”) and/or Morningstar category median and/or average; (4) supporting documentation, including copies of the forms of Management and Sub-Advisory Contracts for the Fund; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by VIL in the context of VIL’s oversight and management of the other funds in the Voya funds complex.
At the Board meeting at which the Management and Sub-Advisory Contracts were considered, the Board considered that the Fund would be subject to the standard policies and procedures of VET previously approved by the Board for other series of VET and approved in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing the Fund, VIL and Voya IM would be subject to procedures adopted pursuant to Rule 206(4)-7 under the 1940 Act that had been previously approved by the Board in connection with other funds in the Voya funds complex.
The Board’s consideration of whether to approve the Management Contract with VIL on behalf of the Fund took into account several factors, including, but not limited to, the following: (1) the nature and quality of the services to be provided by VIL to the Fund under the proposed Management Contract; (2) VIL’s experience as a manager-of-managers overseeing sub-advisers to other funds within the Voya funds complex; (3) the fairness of the compensation under the proposed Management Contract in light of the services to be provided to the Fund; (4) the costs for the services to be provided by VIL, including that the proposed management fee would not be subject to breakpoint discounts; (5) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund, including that: (a) the proposed management fee for the Fund is below the average and median management fees of the funds in the Fund’s SPG, and (b) the estimated expense ratio for the Fund is below the average and median expense ratios of the funds in the Fund’s SPG; (6) the projected profitability of VIL; (7) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of VIL, including its management team’s expertise in the management of other Voya funds; (8) VIL’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other funds in the Voya funds complex; (9) the information that had been provided by VIL at regular Board meetings, and in anticipation of the November 18, 2021 meeting, with respect to its capabilities in overseeing similar asset allocation products; and (10) “fall-out benefits” to VIL and its affiliates that were anticipated to arise from VIL’s management of the Fund.
In reviewing the proposed Sub-Advisory Contract with Voya IM, the Board considered a number of factors,

26

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

including, but not limited to, the following: (1) VIL’s view of the reputation of Voya IM and its sub-advisory services; (2) Voya IM’s strength and reputation in the industry; (3) the information that had been provided by Voya IM in advance of the November 18, 2021 meeting at which Voya IM presented with respect to its sub-advisory services; (4) the nature and quality of the services to be provided by Voya IM under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Voya IM; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by Voya IM as the Fund’s Sub-Adviser; (7) Voya IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by VET’s Chief Compliance Officer; (8) Voya IM’s financial condition; (9) the appropriateness of the selection of Voya IM in light of the Fund’s investment objective and prospective investor base; and (10) Voya IM’s Code of Ethics, which was previously approved by the Board.
With respect to the nature and quality of services to be provided by the Adviser and Sub-Adviser, the Board was mindful of the “manager-of-managers” platform that has been developed by the Adviser. The Board recognized that the Adviser would be responsible for monitoring the investment program, performance, and developments/ on-going operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Fund and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was previously advised that to assist in the selection and monitoring of sub-advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with sub-advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the sub-advisers.
The Board considered that MR&S also typically provides reports to the Investment Review Committees (“IRCs”) at their meetings prior to sub-adviser presentations. In addition, the Board considered that MR&S prepares periodic due diligence reports regarding sub-advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the sub-advisers’ investment processes and to try to identify issues that may be relevant to a sub-adviser’s services to a Voya fund and/or its performance. The Board also considered that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board considered the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment investment performance on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya family of funds.
The Board also considered that MR&S has developed, based on guidance from the IRCs, a methodology for monitoring the performance of sub-advisers. The Board also recognized that MR&S provides the IRCs with regular updates on the Voya funds and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding sub-advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Fund also can benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying performance trends and other areas over consecutive periods. The Board considered that the services to be provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S. The Board also considered the techniques used by the Adviser to monitor sub-adviser performance.
The Board also considered the extent of benefits provided to the Fund’s shareholders, beyond investment management services, from being part of the Voya family of funds. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers.

27

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Because the Fund was adopted from a predecessor fund, the Board also considered performance information from that predecessor fund, which was managed by the investment management team with similar investment processes. Further, the Board will receive periodic reports showing whether the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as those related to the compliance by Adviser and Sub-Adviser personnel with codes of ethics.
After its deliberation, the Board concluded that, in its business judgment, the terms of the Management and Sub-Advisory Contracts are fair and reasonable to the Fund and that approval of the Management and Sub-Advisory Contracts is in the best interests of the Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Management and Sub-Advisory Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Fund’s investment performance and the fees payable under the Management and Sub-Advisory Contracts. During this approval process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to approve the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2023.

28

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
217226         (0522-072622)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended May 31, 2022 and May 31, 2021 and the amount of fees that the previous independent public accounting firm billed to the Fund during the Fund’s fiscal year ended May 31, 2021.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $215,700 for the year ended May 31, 2022 and $196,100 for the year ended May 31, 2021.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended May 31, 2022 and $0 for the year ended May 31, 2021.

(c)	Tax Fees(1): The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $39,125 for the year ended May 31, 2022 and $79,500 for the year ended May 31, 2021. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended May 31, 2022 and $0 for the year ended May 31, 2021.

(1) For the fiscal year ended May 31, 2021, the previous independent public accounting firm billed $274 for Tax Fees.

(e)(1)     Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

1

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 18, 2021

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Ernst & Young LLP Passive Foreign Investment Company (“PFIC”) Analyzer		√	Not to exceed $95,000 during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:          January 1, 2022 to December 31, 2022

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended May 31, 2022 and May 31, 2021; and (ii) the aggregate non-audit fees billed and paid to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2022	2021(1)
Voya Equity Trust	$39,125	$79,500
Voya Investments, LLC (2)	$13,014,239	$11,454,323

(1) For the years ended May 31, 2021 the previous independent public accounting firm billed the Registrant $274 for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)      The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)      A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)      Not applicable.

(b)          The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Equity Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: August 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: August 4, 2022

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 4, 2022